UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
NACCO INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)
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5875 LANDERBROOK DRIVE
CLEVELAND, OHIO 44124-4069

NOTICE OF ANNUAL MEETING

The Annual Meeting of stockholders of NACCO Industries, Inc., which we refer to as the Company, will be held on Wednesday, May 12, 2010 at 9:00 A.M., at 5875 Landerbrook Drive, Cleveland, Ohio, for the following purposes:

(1)	To elect nine directors for the ensuing year;

(2)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange’s listing standards, the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010);

(3)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the NACCO Materials Handling Group Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010);

(4)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010);

(5)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010);

(6)	To act on the proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010);

(7)	To confirm the appointment of the independent registered public accounting firm of the Company for the current fiscal year; and

(8)	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 15, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. The Proxy Statement and related form of proxy are being mailed to stockholders commencing on or about March 26, 2010.

Charles A. Bittenbender
Secretary

March 26, 2010

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders To Be Held on May 12, 2010

The 2010 Proxy Statement and 2009 Annual Report are available, free of charge, at http://www.nacco.com by clicking on the “2010 Annual Meeting Materials” link and then clicking on either the “2010 Proxy Statement” link or the “2009 Annual Report” link, as appropriate.

If you wish to attend the meeting and vote in person, you may do so.

The Company’s Annual Report for the year ended December 31, 2009 is being mailed to stockholders concurrently with the 2010 Proxy Statement. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

If you do not expect to be present at the Annual Meeting, please promptly fill out, sign, date and mail the enclosed form of proxy or, in the alternative, vote your shares electronically either over the internet (www.investorvote.com/NC) or by touch-tone telephone (1-800-652-8683). If you hold shares of both Class A Common Stock and Class B Common Stock, you only have to complete the single enclosed form of proxy or vote once via the internet or telephone. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

NOTICE OF ANNUAL MEETING
PROXY STATEMENT -- March 26, 2010
BUSINESS TO BE TRANSACTED
1. Election of Directors
Director Nominee Information
Beneficial Ownership of Class A Common and Class B Common
Directors’ Meetings and Committees
Procedures for Submission and Consideration of Director Candidates
Board Leadership Structure and Risk Management
Certain Business Relationships
Report of the Audit Review Committee
Director Compensation
Executive Compensation
Section 16(a) Beneficial Ownership Reporting Compliance
2. Approval, for purposes of Section of 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange’s listing standards, of the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010)
3. Approval, for purposes of Section of 162(m) of the Internal Revenue Code, of the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010)
4. Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010)
5. Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010)
6. Approval, for purposes of Section 162(m) of the Internal Revenue Code, of The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010)
7. Confirmation of Appointment of the Independent Registered Public Accounting Firm of the Company for the Current Fiscal Year
SUBMISSION OF STOCKHOLDER PROPOSALS
COMMUNICATIONS WITH DIRECTORS
SOLICITATION OF PROXIES
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E
FORM OF PROXY CARD

5875 LANDERBROOK DRIVE
CLEVELAND, OHIO 44124-4069

PROXY STATEMENT — March 26, 2010

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NACCO Industries, Inc., a Delaware corporation, which we refer to as either the Company, we, our or us, of proxies to be used at the annual meeting of stockholders of the Company to be held on May 12, 2010, which we refer to as the Annual Meeting. This Proxy Statement and the related form of proxy are being mailed to stockholders commencing on or about March 26, 2010.

If the enclosed form of proxy is executed, dated and returned or if you vote electronically, the shares represented by the proxy will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Proxies that are properly signed without any indication of voting instructions will be voted for the election of each director nominee, for approval of each of the incentive plans recommended by the Board of Directors, for the confirmation of the appointment of the independent registered public accounting firm, and as recommended by the Board of Directors with regard to any other matters or, if no recommendation is given, in the proxy holders’ own discretion. The proxies may be revoked at any time prior to their exercise by giving notice to us in writing or by executing and delivering a later dated proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a previously granted proxy.

Stockholders of record at the close of business on March 15, 2010 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 6,730,706 outstanding shares of Class A Common Stock, par value $1.00 per share, which we refer to as the Class A Common, entitled to vote at the Annual Meeting and 1,598,603 shares of Class B Common Stock, par value $1.00 per share, which we refer to as the Class B Common, entitled to vote at the Annual Meeting. Each share of Class A Common is entitled to one vote for a nominee for each of the nine directorships to be filled and one vote on each other matter properly brought before the Annual Meeting. Each share of Class B Common is entitled to ten votes for each such nominee and ten votes on each other matter properly brought before the Annual Meeting.

At the Annual Meeting, in accordance with Delaware law and our Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. As provided by Delaware law and our Bylaws, the holders of a majority of our stock, issued and outstanding, and entitled to vote at the Annual Meeting and present in person or by proxy at the Annual Meeting, will constitute a quorum for the Annual Meeting. The inspectors of election intend to treat properly executed proxies marked “abstain” as “present” for purposes of determining whether a quorum has been achieved at the Annual Meeting. The inspectors will also treat proxies held in “street name” by brokers that are voted on at least one, but not all, of the proposals to come before the Annual Meeting, which we refer to as broker non-votes, as “present” for purposes of determining whether a quorum has been achieved at the Annual Meeting.

Class A Common and Class B Common will vote as a single class on all matters anticipated to be brought before the Annual Meeting. In accordance with Delaware law, the nine director nominees receiving the greatest number of votes will be elected directors. In accordance with the New York Stock Exchange’s listing standards, with respect to proposal two — to approve, for purposes of Section 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange’s listing standards, the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010), which we refer to as the NACCO Long-Term Plan, the affirmative vote of a majority of votes cast is required to approve this proposal, provided that the total votes cast on this proposal represents over 50% of the total voting power of all the shares entitled to vote on this proposal. For purposes of approval under the New York Stock Exchange listing standards, abstentions will be treated as votes cast, so any abstentions for proposal two will have the same effect as a vote against proposal two, Broker non-votes, however, will not be treated as votes cast, so broker non-votes will not effect the outcome. But broker non-votes are considered to be entitled to vote and, therefore, could impair our ability to satisfy the requirement that votes cast represent at least 50% of the total voting power of all shares entitled to vote on proposal two.

The affirmative vote of a majority of the votes cast is required to approve proposal two for purposes of Section 162(m) under the Internal Revenue Code. In accordance with our Bylaws, the affirmative vote of the holders of a majority of the voting power of our stock that is present in person or represented by proxy, and that is actually voted on the relevant proposal, is required to approve all other proposals which are brought before the Annual Meeting. As a result, other than as set forth above with respect to proposal two, abstentions and broker non-votes in respect of any proposal will not be counted for purposes of determining whether a proposal has received the requisite approval by our stockholders.

In accordance with Delaware law and our Bylaws, we may, by a vote of the stockholders, in person or by proxy, adjourn the Annual Meeting to a later date or dates, without changing the record date. If we were to determine that an adjournment was desirable, the appointed proxies would use the discretionary authority granted pursuant to the proxy cards to vote in favor of such an adjournment.

BUSINESS TO BE TRANSACTED

1.	Election of Directors

Director Nominee Information

It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees named in the following table to serve as directors for a term of one year and until their successors are elected, unless contrary instructions are received. All of the nominees listed below presently serve as our directors and were elected at our 2009 annual meeting of stockholders. If an unexpected occurrence should make it necessary, in the judgment of the proxy holders, to substitute some other person for any of the nominees, shares represented by proxies will be voted for such other person as the proxy holders may select.

The disclosure below provides information as of the date of this proxy statement about each director nominee. The information presented is based upon information each director has given us about his age, all positions held, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years. In addition, we have presented information regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director. We also believe that the nomination of each of our director nominees is in the best long-term interests of our stockholders, as each individual possesses the highest personal and professional ethics, integrity and values, and has the judgment, skill, independence and experience required to serve as members of our Board of Directors. Each individual has also demonstrated a strong commitment to service to the Company.

		Principal Occupation and Business
		Experience and Other Directorships in	Director
Name	Age	Public Companies During Last Five Years	Since

Owsley Brown II	67	Retired Chairman and Chief Executive Officer of Brown-Forman Corporation (a diversified producer and marketer of consumer products). From prior to 2005 to 2008, Director of Brown-Forman Corporation, and, from prior to 2005 to 2007, Chairman of Brown-Forman Corporation. From prior to 2005 to 2005, Chief Executive Officer of Brown-Forman Corporation.	1993
		Mr. Brown has extensive experience as chairman and chief executive officer of a diversified global producer and marketer of consumer products. From his years of experience as a member of senior management of a major publicly-traded corporation, he brings to our Board of Directors the insight that is required to address many of the operational and strategic issues that we face. He also has extensive knowledge and experience in the areas of corporate finance and general management, which have been of significant value to us.
Dennis W. LaBarre	67	Partner in the law firm of Jones Day.	1982
		Mr. LaBarre is a lawyer with broad experience counseling boards and senior management of publicly-traded and private corporations regarding corporate governance, compliance and other domestic and international business and transactional issues. In addition, he has over 25 years experience as a member of senior management of a major international law firm. These experiences enable him to provide our Board of Directors with an expansive view of the legal and business issues pertinent to the Company, which is further enhanced by his extensive knowledge of the Company and its subsidiaries as a result of his many years of service on our Board of Directors and through his involvement with its committees.

		Principal Occupation and Business
		Experience and Other Directorships in	Director
Name	Age	Public Companies During Last Five Years	Since

Richard de J. Osborne	76	Retired Chairman and Chief Executive Officer of ASARCO Incorporated (a leading producer of non-ferrous metals). Current non-executive Chairman of the Board of Directors of Datawatch Corp. and, from prior to 2005 to 2006, Director of Schering Plough Corp.	1998
		Mr. Osborne’s experience as chairman and chief executive officer and chief financial officer of a leading producer of non-ferrous metals enables him to provide our Board of Directors with a wealth of experience in and understanding of the mining industry. From this experience, as well as his service on the boards of other publicly-traded corporations, Mr. Osborne offers our Board of Directors a comprehensive perspective for developing corporate strategies and managing risks of a major publicly-traded corporation.
Alfred M. Rankin, Jr.	68	Chairman, President and Chief Executive Officer of the Company. Chairman of the Board of each of NACCO Materials Handling Group, Inc., The North American Coal Corporation, Hamilton Beach Brands, Inc. and The Kitchen Collection, Inc. (all wholly-owned subsidiaries of the Company). Also, Director of Goodrich Corporation and The Vanguard Group, and Chairman of the Board of Directors of the Federal Reserve Bank of Cleveland.	1972
		In over 37 years of service to the Company as a Director and over 20 years in senior management, Mr. Rankin has amassed extensive knowledge of all of our strategies and operations. In addition to his extensive knowledge of the Company, he also brings to our Board of Directors unique insight resulting from his service on the boards of other publicly-traded corporations and the Federal Reserve Bank of Cleveland. Additionally, through his dedicated service to many of Cleveland’s cultural institutions, he provides a valuable link between our Board of Directors, the Company and the community surrounding our corporate headquarters.
Michael E. Shannon	73	President, MEShannon & Associates, Inc. (a private firm specializing in corporate finance and investments). Retired Chairman, Chief Financial and Administrative Officer, Ecolab, Inc. (a specialty chemicals company). Also, Director of CenterPoint Energy, Inc. from prior to 2005. From prior to 2005 to 2007, Director of Apogee Enterprises, Inc. and Director of Clorox Company.	2002
		Mr. Shannon’s experience in finance and general management, including his service as chairman and chief financial and administrative officer of a major publicly-traded corporation, enables him to make significant contributions to our Board of Directors, particularly in his capacity as the Chairman of our Audit Review Committee and as our Audit Review Committee financial expert. Through his past and current service on the boards of other publicly-traded corporations, he has a broad and deep understanding of the financial reporting system, the challenges involved in developing and maintaining effective internal controls and the isolation of areas of focus for evaluating risks to the Company.

		Principal Occupation and Business
		Experience and Other Directorships in	Director
Name	Age	Public Companies During Last Five Years	Since

Britton T. Taplin	53	Self-employed (personal investments). Former Partner of Western Skies Group, Inc. (a privately-held real estate developer) from prior to 2005 to 2008. From prior to 2005 to 2008, worked in commercial real-estate development business.	1992
		Mr. Taplin is a grandson of the founder of the Company and brings the perspective of a long-term stockholder to our Board of Directors.
David F. Taplin	60	Self-employed (tree farming).	1997
		Mr. Taplin is a grandson of the founder of the Company and brings the perspective of a long-term stockholder to our Board of Directors.
John F. Turben	74	Chairman of Kirtland Capital Partners (a private equity company).	1997
		Mr. Turben brings to our Board of Directors the entrepreneurial perspective of founder and operator of a successful company. Mr. Turben has acquired extensive experience handling transactional and investment issues through his over 20 years of involvement in operating a private equity firm. Through this experience as well as his service on other boards of publicly-traded corporations and private institutions, he provides important insight and assistance to our Board of Directors in the areas of finance, investments and corporate governance, which enable him to be a significant contributor to our Board of Directors.
Eugene Wong	75	Professor Emeritus of the University of California at Berkeley.	2005
		Dr. Wong has broad experience in engineering, particularly in the areas of electrical engineering and software design, which are of significant value to the oversight of our information technology infrastructure, product development and general engineering. He has served as technical consultant to a number of leading and developing nations, which enables him to provide an up-to-date international perspective to our Board of Directors. Dr. Wong has also co-founded and managed several corporations, and has served as a chief executive officer of one, enabling him to contribute the unique administrative and management perspective of a corporate chief executive officer.

Beneficial Ownership of Class A Common and Class B Common

Set forth in the following tables is the indicated information as of March 1, 2010 (except as otherwise indicated) with respect to (i) each person who is known to us to be the beneficial owner of more than five percent of the Class A Common, (ii) each person who is known to us to be the beneficial owner of more than five percent of the Class B Common and (iii) the beneficial ownership of Class A Common and Class B Common by our directors, principal executive officer, principal financial officer and three other most highly compensated executive officers during 2009, whom we refer to as the Named Executive Officers, and all of our executive officers and directors as a group. Beneficial ownership of Class A Common and Class B Common has been determined for this purpose in accordance with Rules 13d-3 and 13d-5 of the Securities and Exchange Commission, which we refer to as the SEC, under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. Accordingly, the amounts shown in the tables do not purport to represent beneficial ownership for any purpose other than compliance with SEC reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of Class A Common or Class B Common.

Holders of shares of Class A Common and Class B Common are entitled to different voting rights with respect to each class of stock. Each share of Class A Common is entitled to one vote per share. Each share of Class B Common is entitled to ten votes per share. Holders of Class A Common and holders of Class B Common generally vote together as a single class on matters submitted to a vote of our stockholders. Shares of Class B Common are convertible into shares of Class A Common on a one-for-one basis, without cost, at any time at the option of the holder of the Class B Common.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

CLASS A COMMON STOCK

		Sole		Shared
		Voting and		Voting or				Percent
	Title of	Investment		Investment		Aggregate		of Class
Name	Class	Power		Power		Amount		(1)

FMR LLC(2)	Class A	—		869,290	(2)	869,290	(2)	12.92%
82 Devonshire Street Boston, MA 02109
Dimensional Fund Advisors LP(3)	Class A	491,495	(3)	—		491,145	(3)	7.30%
1299 Ocean Avenue Santa Monica, CA 90401
Beatrice B. Taplin	Class A	383,437		—		383,437		5.70%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4069
Rankin Associates II, L.P., et al.(4)	Class A	(4)		(4)		338,295	(4)	5.03%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4069
Owsley Brown II(5)	Class A	5,721		1,000	(6)	6,721	(6)	—
Dennis W. LaBarre(5)	Class A	6,923		—		6,923		—
Richard de J. Osborne(5)	Class A	4,159		—		4,159		—
Alfred M. Rankin, Jr.	Class A	166,070		584,800	(7)	750,870	(7)	11.16%
Ian M. Ross(5)	Class A	4,780		—		4,780		—
Michael E. Shannon(5)	Class A	4,221		—		4,221		—
Britton T. Taplin(5)	Class A	37,305		1,055	(8)	38,360	(8)	0.57%
David F. Taplin(5)	Class A	16,358		83,128	(9)	99,486	(9)	1.48%
John F. Turben(5)	Class A	8,024		—		8,024		0.12%
Eugene Wong(5)	Class A	3,274		—		3,274		—
Kenneth C. Schilling	Class A	8,272		—		8,272		—
Robert L. Benson	Class A	—		—		—		—
Michael J. Morecroft	Class A	—		—		—		—
Douglas L. Darby	Class A	—		—		—		—
All executive officers and directors as a group (42 persons)	Class A	311,459		670,683	(10)	982,142	(10)	14.59%

(1)	Less than 0.10%, except as otherwise indicated.

(2)	A Schedule 13G/A filed with the SEC with respect to Class A Common on February 16, 2010 reported that Fidelity Management & Research Company, which we refer to as Fidelity, a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of the shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, which we refer to as the Funds, including Fidelity Low Priced Stock Fund. Edward C. Johnson 3d and FMR

LLC, through their control of Fidelity and the Funds, each has sole power to dispose of the shares owned by the Funds. Members of the Edward C. Johnson 3d family own approximately 49% of the voting power of FMR LLC. Mr. Johnson is the Chairman of FMR LLC.

(3)	A Schedule 13G/A filed with the SEC with respect to Class A Common on February 8, 2010 reported that Dimensional Fund Advisors LP, which we refer to as Dimensional, may be deemed to beneficially own the shares of Class A Common reported above as a result of being an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 that furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serving as an investment manager to certain other commingled group trusts and separate accounts, which we refer to collectively as the Dimensional Funds, which own the shares of Class A Common. In its role as investment adviser or manager, Dimensional possesses investment and/or voting power over the shares of Class A Common owned by the Dimensional Funds. However, all shares of Class A Common reported above are owned by the Dimensional Funds. Dimensional disclaims beneficial ownership of all such shares.

(4)	A Schedule 13D, which was filed with the SEC with respect to Class A Common and most recently amended on February 16, 2010, reported that Rankin Associates II, L.P., which we refer to as Rankin II, the individuals and entities holding limited partnership interests in Rankin II and Rankin Management, Inc., which we refer to as RMI, the general partner of Rankin II, may be deemed to be a “group” as defined under the Exchange Act and as a result may be deemed as a group to beneficially own 338,295 shares of Class A Common held by Rankin II. Although Rankin II holds the 338,295 shares of Class A Common, it does not have any power to vote or dispose of such shares of Class A Common. RMI has the sole power to vote such shares and shares the power to dispose of such shares with the other individuals and entities holding limited partnership interests in Rankin II. RMI exercises such powers by action of its board of directors, which acts by majority vote and consists of Alfred M. Rankin, Jr., Thomas T. Rankin, Claiborne R. Rankin and Roger F. Rankin, the individual trusts of whom are the stockholders of RMI. Under the terms of the Limited Partnership Agreement of Rankin II, Rankin II may not dispose of Class A Common without the consent of RMI and the approval of the holders of more than 75% of all of the partnership interests of Rankin II.

(5)	Pursuant to our Non-Employee Directors’ Equity Compensation Plan, which we refer to as the Non-Employee Directors’ Plan, each non-employee director has the right to acquire additional shares of Class A Common within 60 days after March 1, 2010. The shares each non-employee director has the right to receive are not included in the table because the actual number of additional shares will be determined on April 1, 2010 by taking the amount of such director’s quarterly retainer required to be paid in shares of Class A Common plus any voluntary portion of such director’s quarterly retainer, if so elected, divided by the average of the closing price per share of Class A Common on the Friday (or if Friday is not a trading day, the last trading day before such Friday) for each week of the calendar quarter ending on March 31, 2010.

(6)	Owsley Brown II is deemed to share with his spouse voting and investment power over 1,000 shares of Class A Common held by Mr. Brown’s spouse; however, Mr. Brown disclaims beneficial ownership of such shares.

(7)	Alfred M. Rankin, Jr. may be deemed to be a member of the group described in note (4) above as a result of holding through his trust, of which he is trustee, partnership interests in Rankin II and therefore may be deemed to beneficially own, and share the power to dispose of, 338,295 shares of Class A Common held by Rankin II. In addition, Mr. Rankin may be deemed to be a member of a group, as defined under the Exchange Act, as a result of holding through his trust, of which he is trustee, partnership interests in Rankin Associates IV, L.P., which we refer to as Rankin IV. As a result, the group consisting of Mr. Rankin, the other general and limited partners of Rankin IV and Rankin IV may be deemed to beneficially own, and shares voting and investment power over 105,272 shares of Class A Common held by Rankin IV. Mr. Rankin disclaims beneficial ownership of 553,029 shares of Class A Common held by (a) members of Mr. Rankin’s family, (b) charitable trusts, (c) trusts for the benefit of members of Mr. Rankin’s family and (d) Rankin II and Rankin IV to the extent in excess of his pecuniary interest in each such entity.

(8)	Britton T. Taplin is deemed to share with his spouse voting and investment power over 1,055 shares of Class A Common held by Mr. Taplin’s spouse; however, Mr. Taplin disclaims beneficial ownership of such shares. Mr. Taplin has pledged 2,169 shares of Class A Common.

(9)	David F. Taplin is deemed to share with his step-sister voting and investment power over 83,128 shares of Class A Common as a result of Mr. Taplin being a co-trustee of a trust for the benefit of his step-mother; however, Mr. Taplin has disclaimed beneficial ownership of such shares.

(10)	The aggregate amount of Class A Common beneficially owned by all executive officers and directors and the aggregate amount of Class A Common beneficially owned by all executive officers and directors as a group for which they have shared voting or investment power include the shares of Class A Common of which Mr. Brown has disclaimed beneficial ownership in note (6) above, Mr. Rankin has disclaimed beneficial ownership in note (7) above, Mr. B. Taplin has disclaimed beneficial ownership in note (8) above and Mr. D. Taplin has disclaimed beneficial ownership in (9) above. As described in note (5) above, the aggregate amount of Class A Common beneficially owned by all executive officers and directors as a group as set forth in the table above does not include shares that the non-employee directors have the right to acquire within 60 days after March 1, 2010 pursuant to the Non-Employee Directors’ Plan.

CLASS B COMMON STOCK

		Sole		Shared
		Voting and		Voting or				Percent
	Title of	Investment		Investment		Aggregate		of Class
Name	Class	Power		Power		Amount		(1)

Clara Taplin Rankin, et al. (2)	Class B		(2)		(2)	1,542,757	(2)	96.50%
c/o PNC Bank, N.A. 3550 Lander Road Pepper Pike, OH 44124
Rankin Associates I, L.P., et al. (3)	Class B		(3)		(3)	472,371	(3)	29.55%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4069
Beatrice B. Taplin(4)	Class B	337,310	(4)	—		337,310	(4)	21.10%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4069
Rankin Associates IV, L.P., et al. (5)	Class B		(5)		(5)	294,728	(5)	18.44%
Suite 300 5875 Landerbrook Drive Cleveland, OH 44124-4069
Owsley Brown II	Class B	—		—		—		—
Dennis W. LaBarre	Class B	100		—		100		—
Richard de J. Osborne	Class B	—		—		—		—
Alfred M. Rankin, Jr.(6)	Class B	63,052	(6)	767,099	(6)	830,151	(6)	51.93%
Ian M. Ross	Class B	—		—		—		—
Michael E. Shannon	Class B	—		—		—		—
Britton T. Taplin	Class B	—		—		—		—
David F. Taplin(7)	Class B	15,883	(7)	—		15,883	(7)	0.99%
John F. Turben	Class B	—		—		—		—
Eugene Wong	Class B	—		—		—		—
Kenneth C. Schilling	Class B	—		—		—		—
Robert L. Benson	Class B	—		—		—		—
Michael J. Morecroft	Class B	—		—		—		—
Douglas L. Darby	Class B	—		—		—		—
All executive officers and directors as a group (42 persons)	Class B	80,910	(8)	767,099	(8)	848,009	(8)	53.05%

(1)	Less than 0.10%, except as otherwise indicated.

(2)	A Schedule 13D, which was filed with the SEC with respect to Class B Common and most recently amended on February 16, 2010, which we refer to as the Stockholders 13D, reported that, except for the Company and National City Bank, as depository, the signatories to the stockholders’ agreement, dated as of March 15, 1990, as amended, which we refer to as the stockholders’ agreement, together in certain cases with trusts and custodianships, which we refer to collectively as the Signatories, may be deemed to be a “group” as defined under the Exchange Act, and therefore may be deemed as a group to beneficially own all of the Class B Common subject to the stockholders’ agreement, which is an aggregate of 1,542,757 shares. The stockholders’ agreement requires that each Signatory, prior to any conversion of such Signatory’s shares of Class B Common into Class A Common or prior to any sale or transfer of Class B Common to any permitted transferee (under the terms of the Class B Common) who has not become a Signatory, offer such shares to all of the other Signatories on a pro-rata basis. A Signatory may sell or transfer all shares not purchased under the right of first refusal as long as they first are converted into Class A Common prior to their sale or transfer. The shares of Class B Common subject to the stockholders’ agreement constituted 96.50% of the Class B Common outstanding on March 1, 2010, or 67.91% of the combined voting power of all Class A Common and Class B Common outstanding on such date. Certain Signatories own Class A Common, which is not subject to the stockholders’ agreement. Under the stockholders’ agreement, the Company may, but is not obligated to, buy any of the shares of Class B Common not purchased by the Signatories following the trigger of the right of first refusal. The stockholders’ agreement does not restrict in any respect how a Signatory may vote such Signatory’s shares of Class B Common.

(3)	A Schedule 13D, which was filed with the SEC with respect to Class B Common and most recently amended on February 16, 2010, reported that Rankin Associates I, L.P., which we refer to as Rankin I, and the trusts holding limited partnership interests in Rankin I may be deemed to be a “group” as defined under the Exchange Act and as a result may be deemed as a group to beneficially own 472,371 shares of Class B Common held by Rankin I. Although Rankin I holds the 472,371 shares of Class B Common, it does not have any voting or investment power over such shares of Class B Common. Alfred M. Rankin, Jr., Thomas T. Rankin, Claiborne R. Rankin and Roger F. Rankin, as trustees and primary beneficiaries of trusts acting as general partners of Rankin I, share the power to vote such shares of Class B Common. Voting actions are determined by the general partners owning at least a majority of the general partnership interests of Rankin I. Each of the trusts holding general and limited partnership interests in Rankin I share with each other the power to dispose of such shares. Under the terms of the Second Amended and Restated Limited Partnership Agreement of Rankin I, Rankin I may not dispose of Class B Common or convert Class B Common into Class A Common without the consent of the general partners owning more than 75% of the general partnership interests of Rankin I and the consent of the holders of more than 75% of all of the partnership interests of Rankin I. The Stockholders 13D reported that the Class B Common beneficially owned by Rankin I and each of the trusts holding limited partnership interests in Rankin I is also subject to the stockholders’ agreement.

(4)	Beatrice B. Taplin has the sole voting and investment power over 337,310 shares of Class B Common held in trusts. The Stockholders 13D reported that the Class B Common beneficially owned by Mrs. Taplin is subject to the stockholders’ agreement.

(5)	A Schedule 13D, which was filed with the SEC with respect to Class B Common and most recently amended on February 16, 2010, reported that the trusts holding limited partnership interests in Rankin IV may be deemed to be a “group” as defined under the Exchange Act and as a result may be deemed as a group to beneficially own 294,728 shares of Class B Common held by Rankin IV. Although Rankin IV holds the 294,728 shares of Class B Common, it does not have any voting or investment power over such shares of Class B Common. Alfred M. Rankin, Jr., Thomas T. Rankin, Claiborne R. Rankin and Roger F. Rankin, as trustees and primary beneficiaries of trusts acting as general partners of Rankin IV, share the power to vote such shares of Class B Common. Voting actions are determined by the general partners owning at least a majority of the general partnership interests of Rankin IV. Each of the trusts holding general and limited partnership interests in Rankin IV share with each other the power to dispose of such shares. Under the terms of the Amended and Restated Limited Partnership Agreement of Rankin IV, Rankin IV may not dispose of Class B Common or convert Class B Common into Class A Common without the consent of the general partners owning more than 75% of the general partnership interests of Rankin IV and the consent of the holders of more than 75% of all of the partnership interests of Rankin IV. The Stockholders 13D reported that the Class B Common beneficially owned by Rankin IV and each of the trusts holding limited partnership interests in Rankin IV is also subject to the stockholders’ agreement.

(6)	Alfred M. Rankin, Jr. may be deemed to be a member of the group described in note (3) above as a result of holding through his trust, of which he is trustee, partnership interests in Rankin I and as a result may be deemed to beneficially own, and share voting and investment power over 472,371 shares of Class B Common held by Rankin I. In addition, Mr. Rankin may be deemed to be a member of the group described in note (5) above as a result of holding through his trust, of which he is trustee, partnership interests in Rankin IV and as a result may be deemed to beneficially own, and share voting and investment power over 294,728 shares of Class B Common held by Rankin IV. Mr. Rankin disclaims beneficial ownership of 551,172 shares of Class B Common held by (a) a trust for the benefit of a member of Mr. Rankin’s family and (b) Rankin I and Rankin IV to the extent in excess of his pecuniary interest in each such entity. The Stockholders 13D reported that the Class B Common beneficially owned by Mr. Rankin is subject to the stockholders’ agreement.

(7)	The Stockholders 13D reported that the Class B Common beneficially owned by David F. Taplin is subject to the stockholders’ agreement.

(8)	The aggregate amount of Class B Common beneficially owned by all executive officers and directors as a group and the aggregate amount of Class B Common beneficially owned by all executive officers and directors as a group for which they have shared voting or investment power include the shares of Class B Common of which Mr. Rankin has disclaimed beneficial ownership in note (6) above.

Beatrice B. Taplin is the sister-in-law of Clara Taplin Rankin. Britton T. Taplin is the son of Beatrice B. Taplin, and David F. Taplin is a nephew of Beatrice B. Taplin and Clara Taplin Rankin. Clara Taplin Rankin is the mother of Alfred M. Rankin, Jr. J.C. Butler, Jr., an executive officer of the Company, is the son-in-law of Alfred M. Rankin, Jr. The combined beneficial ownership of such persons shown in the foregoing tables equals 1,291,214 shares, or 19.18%, of the Class A Common and 1,183,344 shares, or 74.02%, of the Class B Common outstanding on March 1, 2010. The combined beneficial ownership of all our directors, together with Clara Taplin Rankin, Beatrice B. Taplin and all of our executive officers whose beneficial ownership of Class A Common and Class B Common must be disclosed in the foregoing tables in accordance with Rule 13d-3 under the Exchange Act, equals 1,365,579 shares, or 20.29%, of the Class A Common and 1,185,319 shares, or 74.14%, of the Class B Common outstanding on March 1, 2010. Such shares of Class A Common and Class B Common together represent 58.19% of the combined voting power of all Class A Common and Class B Common outstanding on such date.

There exists no arrangement or understanding between any director and any other person pursuant to which such director was elected. Each director and executive officer serves until his successor is elected and qualified.

Directors’ Meetings and Committees

The Board of Directors has an Audit Review Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Finance Committee and an Executive Committee. The members of such committees are as follows:

Audit Review Committee	Compensation Committee

Richard de J. Osborne	Owsley Brown II
Michael E. Shannon (Chairman)	Richard de J. Osborne (Chairman)
John F. Turben	Ian M. Ross
Eugene Wong

Finance Committee	Executive Committee
Dennis W. LaBarre	Owsley Brown II
Alfred M. Rankin, Jr.	Dennis W. LaBarre
Michael E. Shannon	Richard de J. Osborne
Britton T. Taplin	Alfred M. Rankin, Jr. (Chairman)
John F. Turben (Chairman)	Michael E. Shannon
John F. Turben

Nominating and Corporate Governance Committee
Dennis W. LaBarre
Richard de J. Osborne
Michael E. Shannon (Chairman)
David F. Taplin
John F. Turben

The Audit Review Committee held eight meetings in 2009. The Audit Review Committee has the responsibilities set forth in its charter with respect to:

•	the quality and integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the adequacy of our internal controls;

•	our guidelines and policies to monitor and control our major financial risk exposures;

•	the qualifications, independence, selection and retention of the independent registered public accounting firm;

•	the performance of our internal audit function and independent registered public accounting firm;

•	assisting our Board of Directors and us in interpreting and applying our Corporate Compliance Program and other issues related to Company and employee ethics; and

•	preparing the Annual Report of the Audit Review Committee to be included in our Proxy Statement.

The Board of Directors has determined that Michael E. Shannon, the Chairman of the Audit Review Committee, qualifies as an audit committee financial expert as defined in Section 407(d) of Regulation S-K under the Exchange Act. Mr. Shannon is independent, as such term is defined in Section 303A.02 of the New York Stock Exchange’s listing standards and Rule 10A-3(b)(1) under the Exchange Act. Our Board of Directors believes that, in keeping with our high standards, all members of the Audit Review Committee should have a high level of financial knowledge. Accordingly, our Board of Directors has reviewed the membership of the Audit Review Committee and determined that each member of the Committee is independent as defined in Section 303A.02 of the New York Stock Exchange’s listing standards and Rule 10A-3(b)(1) under the Exchange Act, is financially literate as defined in Section 303A.07(a) of the New York Stock Exchange’s listing standards, has accounting or related financial management expertise as defined in Section 303A.07(a) of the New York Stock Exchange’s listing standards and, therefore, may qualify as an audit committee financial expert. No members of the Audit Review Committee serve on more than three public company audit committees.

The Compensation Committee held three meetings in 2009. The Compensation Committee has the responsibilities set forth in its charter with respect to the administration of our policies, programs and procedures for compensating our employees, including our executive officers and directors. Among other things, the Compensation Committee’s direct responsibilities include:

•	the review and approval of corporate goals and objectives relevant to compensation for the Chief Executive Officer and other executive officers;

•	the evaluation of the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives;

•	the determination and approval of Chief Executive Officer and other executive officer compensation levels;

•	consideration of whether the risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on us;

•	making of recommendations to our Board of Directors, where appropriate or required, and the taking of other actions with respect to all other compensation matters, including incentive compensation plans and equity-based plans; and

•	the review and approval of the Compensation Discussion and Analysis and the preparation of the annual Compensation Committee Report to be included in our Proxy Statement.

Consistent with applicable laws, rules and regulations, the Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to one or more subcommittees of the Committee or, in appropriate cases, to senior managers of the Company. The Compensation Committee retains and receives assistance in the performance of its responsibilities from an internationally recognized compensation consulting firm, discussed further below under the heading “Executive Compensation — Compensation Discussion and Analysis — Compensation Consultants.” Each member of the Compensation Committee is independent, as defined in the listing standards of the New York Stock Exchange.

The Nominating and Corporate Governance Committee held two meetings in 2009. The Nominating and Corporate Governance Committee has the responsibilities set forth in its charter. Among other things, the Nominating and Corporate Governance Committee’s responsibilities include:

•	the review and making of recommendations to our Board of Directors of the criteria for membership on our Board of Directors;

•	the review and making of recommendations to our Board of Directors of the optimum number and qualifications of directors believed to be desirable;

•	the establishment and monitoring of a system to receive suggestions for nominees to directorships of the Company; and

•	the identification and making of recommendations to our Board of Directors of specific candidates for membership on our Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. See “— Procedures for Submission and Consideration of Director Candidates” on page 14. In addition to the foregoing responsibilities, the Nominating and Corporate Governance Committee is responsible for reviewing our Corporate Governance Guidelines and recommending changes to the Corporate Governance Guidelines, as appropriate; overseeing evaluations of the Board of Directors’ effectiveness; and annually reporting to the Board of Directors of Directors the Nominating and Corporate Governance Committee’s assessment of our Board of Directors’ performance. Each member of the Nominating and Corporate Governance Committee is independent, as defined in the listing standards of the New York Stock

Exchange. However, the Nominating and Corporate Governance Committee may, from time to time, consult with certain other members of the Taplin and Rankin families, including Alfred M. Rankin, Jr., regarding the composition of our Board of Directors.

The Finance Committee held seven meetings in 2009. The Finance Committee reviews our financing and financial risk management strategies and those of our principal subsidiaries and makes recommendations to our Board of Directors on matters concerning finance.

The Executive Committee did not hold any meetings in 2009. The Executive Committee may exercise all of the powers of our Board of Directors over the management and control of our business during the intervals between meetings of our Board of Directors.

Our Board of Directors held eight meetings in 2009. In 2009, all of the directors attended at least 75 percent of the total meetings held by our Board of Directors and by the committees on which they served during their tenure.

Our Board of Directors has determined that, based primarily on the ownership of Class A Common and Class B Common by the members of the Taplin and Rankin families and their voting history, we have the characteristics of, and may be, a “controlled company,” as that term is defined in Section 303A of the listing standards of the New York Stock Exchange. Accordingly, our Board of Directors has determined that we could be characterized as a “controlled company.” However, our Board of Directors has elected not to make use at the present time of any of the exceptions to the requirements of the listing standards of the New York Stock Exchange that are available to controlled companies. Accordingly, at least a majority of the members of our Board of Directors is independent, as defined in the listing standards of the New York Stock Exchange. In making a determination as to the independence of our directors, our Board of Directors considered the “Independence Standards for Directors” posted on our website and broadly considered the materiality of each director’s relationship with us and our subsidiaries. Based upon the foregoing criteria, our Board of Directors has determined that the following directors are independent: Owsley Brown II, Dennis W. LaBarre, Richard de J. Osborne, Ian M. Ross, Michael E. Shannon, Britton T. Taplin, David F. Taplin, John F. Turben and Eugene Wong.

In accordance with the rules of the New York Stock Exchange, our non-management directors are scheduled to meet in executive session, without management, once a year. The Chairman of the Compensation Committee presides at such meeting. Additional meetings of the non-management directors may be scheduled from time to time when the non-management directors believe such meetings are desirable. The determination of the director who should preside at such additional meeting will be made based upon the principal subject matter to be discussed at the meeting. The next meeting of the non-management directors is scheduled to occur in August 2010.

We hold a regularly scheduled meeting of our Board of Directors in conjunction with our annual meeting of stockholders. Directors are expected to attend the annual meeting of stockholders absent an appropriate excuse. Nine of our directors attended our 2009 annual meeting of stockholders, and one director was excused from attendance.

We have adopted a code of ethics, entitled “Code of Corporate Conduct,” applicable to all of our personnel, including the principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. Waivers of our code of ethics for our directors or executive officers, if any, may be disclosed on our website, by press release or by filing a Current Report on Form 8-K with the SEC. We have also adopted Corporate Governance Guidelines, which provide a framework for the conduct of our Board of Directors’ business. The Code of Corporate Conduct, the Corporate Governance Guidelines and the Independence Standards for Directors, as well as each of the charters of the Audit Review Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, are available free of charge on our website at http://www.nacco.com under the heading “Corporate Governance.” The information contained on or accessible through our website other than this Proxy Statement is not incorporated by reference into this Proxy Statement, and you should not consider such information contained on or accessible through our website as part of this Proxy Statement.

The Audit Review Committee reviews all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest in such transactions. Our legal department is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions in order to enable the Audit Review Committee to determine, based on the facts and circumstances, whether we have or a related person has a direct or indirect material interest in the transaction. As set forth in the Audit Review Committee’s charter, in the course of the review of a potentially material related-person transaction, the Audit Review Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to us;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•	any other matters the Audit Review Committee deems appropriate.

Based on this review, the Audit Review Committee will determine whether to approve or ratify any transaction that is directly or indirectly material to us or a related person.

Any member of the Audit Review Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote with respect to the approval or ratification of the transaction; however, such director may be counted in determining the presence of a quorum at a meeting of the Audit Review Committee that considers the transaction.

Procedures for Submission and Consideration of Director Candidates

The Nominating and Corporate Governance Committee will consider stockholder recommendations for nominees for election to our Board of Directors if such recommendations are in writing and set forth the information listed below. Such recommendations must be submitted to NACCO Industries, Inc., 5875 Landerbrook Drive, Cleveland, Ohio 44124-4069, Attention: Secretary, and must be received at our executive offices on or before December 31 of each year in anticipation of the following year’s annual meeting of stockholders. All stockholder recommendations for director nominees must set forth the following information:

1.	The name and address of the stockholder recommending the candidate for consideration as such information appears on our records, the telephone number where such stockholder can be reached during normal business hours, the number of shares of Class A Common and Class B Common owned by such stockholder and the length of time such shares have been owned by the stockholder; if such person is not a stockholder of record or if such shares are owned by an entity, reasonable evidence of such person’s beneficial ownership of such shares or such person’s authority to act on behalf of such entity;

2.	Complete information as to the identity and qualifications of the proposed nominee, including the full legal name, age, business and residence addresses and telephone numbers and other contact information, and the principal occupation and employment of the candidate recommended for consideration, including his or her occupation for at least the past five years, with a reasonably detailed description of the background, education, professional affiliations and business and other relevant experience (including directorships, employments and civic activities) and qualifications of the candidate;

3.	The reasons why, in the opinion of the recommending stockholder, the proposed nominee is qualified and suited to be one of our directors;

4.	The disclosure of any relationship of the candidate being recommended has with us or any of our subsidiaries or affiliates, whether direct or indirect;

5.	A description of all relationships, arrangements and understandings between the proposing stockholder and the candidate and any other person(s) (naming such person(s)) pursuant to which the candidate is being proposed or would serve as a director, if elected; and

6.	A written acknowledgement by the candidate being recommended that he or she has consented to being considered as a candidate, has consented to our undertaking of an investigation into that individual’s background, education, experience and other qualifications and, in the event that the Nominating and Corporate Governance Committee desires to do so, has consented to be named in our proxy statement and to serve as one of our directors, if elected.

There are no specific qualifications or specific qualities or skills that we require our directors to possess. In evaluating director nominees, the Nominating and Corporate Governance Committee will consider such factors as it deems appropriate, and other factors identified from time to time by our Board of Directors. The Nominating and Corporate Governance Committee will consider the entirety of each proposed director nominee’s credentials. As a general matter, the Nominating and Corporate Governance Committee will consider a diverse number of factors such as judgment, skill, ethics, integrity, values, independence, possible conflicts of interest, experience with businesses and other organizations of comparable size or character, the interplay of the candidate’s experience and approach to addressing business issues with the experience and approach of incumbent members of our Board of Directors and other new director candidates. The Nominating and Corporate Governance Committee’s goal in selecting directors for nomination to our Board of Directors is generally to seek a well-balanced membership that combines a diversity of experience and skill in order to enable us to pursue our strategic objectives.

The Nominating and Corporate Governance Committee will consider all information provided to it that is relevant to a candidate’s nomination as one of our directors. Following such consideration, the Nominating and Corporate Governance Committee may seek additional information regarding, and may request an interview with, any candidate who it wishes to continue to consider. Based upon all information available to it and any interviews it may have conducted, the Nominating and Corporate Governance Committee will meet to determine whether to recommend the candidate to our Board of Directors. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders on the same basis as candidates from other sources.

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for directors. The Nominating and Corporate Governance Committee regularly reviews the appropriate size of our Board of Directors and whether any vacancies on our Board of Directors are expected due to retirement or otherwise. In the event vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee may consider various potential candidates. Candidates may be recommended by current members of our Board of Directors, third-party search firms or stockholders. No search firm was retained by the Nominating and Corporate Governance Committee during the past fiscal year. The Nominating and Corporate Governance Committee generally does not consider recommendations for director nominees submitted by individuals who are not affiliated with us. In order to preserve its impartiality, the Nominating and Corporate Governance Committee may not consider a recommendation that is not submitted in accordance with the procedures set forth above.

Board Leadership Structure and Risk Management

Through our holding company structure, we operate a diverse group of businesses spanning the following four principal industries: lift trucks, small appliances, specialty retail and mining. Due to the diversity of our businesses, including in terms of their products, customers, operations, geographical scope, risks and structure, the Board of Directors believes that our Chief Executive Officer is the most appropriate person to serve as our Chairman because he possesses in-depth knowledge of the issues, opportunities and challenges facing each of our principal businesses. Because of this knowledge and insight, he is in the best position to effectively identify strategic opportunities and priorities and to lead the discussion for the execution of the Company’s strategies and achievement of its objectives. As Chairman, our Chief Executive Officer is able to:

•	focus the Board of Directors on the most significant strategic goals and risks of our businesses;

•	utilize the individual qualifications, skills and experience of the other members of the Board of Directors in order to maximize their contributions to the Board of Directors;

•	ensure that each other member of the Board of Directors has sufficient knowledge and understanding of our businesses to enable him to make informed judgments;

•	provide a seamless flow of information from our subsidiaries to the Board of Directors; and

•	facilitate the flow of information between the Board of Directors and management of the Company and its subsidiaries.

This board leadership structure also enhances the effectiveness of the boards of directors of our subsidiaries, which have parallel structures and provide oversight at the strategic and operational business unit level. Each director who serves on our Board of Directors is also a member of each subsidiary’s board of directors, which integrates our Board of Directors with the boards of our subsidiaries. Our Chief Executive Officer serves as the non-executive Chairman of each subsidiary’s board of directors, which provides a common and consistent element that enables these subsidiary boards of directors to function effectively and efficiently as well as in an independent, informed basis for exercising effective oversight, including risk oversight. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategic development and execution at each of the subsidiaries, which is essential to effective governance. We do not assign a lead independent director but the Chairman of our Compensation Committee presides at the regularly scheduled meetings of non-management directors.

The Board of Directors oversees the risk management of the Company and each of our subsidiaries. The full Board of Directors (as supplemented by the appropriate board committee in the case of risks that are overseen by a particular committee) regularly reviews information provided by management in order for the Board of Directors to oversee the risk identification, risk management and risk mitigation strategies. Our board committees assist the full Board of Directors’ oversight of our material risks by focusing on risks related to the particular area of concentration of the relevant committee. For example, our Compensation Committee oversees risks related to our executive compensation plans and arrangements, our Audit Review Committee oversees the financial reporting and control risks, our Finance Committee oversees financing and other financial risk management strategies and our Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board of Directors and potential conflicts of interest. Each committee reports on these discussions of the applicable relevant risks to the full Board of Directors during the committee reports portion of the Board of Directors meeting. The full Board of Directors incorporates the insight provided by these reports into its overall risk management analysis.

Certain Business Relationships

Dennis W. LaBarre, one of our and our principal subsidiaries’ directors, is a partner in the law firm of Jones Day. Jones Day provided legal services on our behalf and on behalf of our principal subsidiaries during 2009 on a variety of matters, and it is anticipated that such firm will provide similar services in 2010. The fees for the legal services rendered to us and our principal subsidiaries by Jones Day approximated $2.7 million for the year ended December 31, 2009. Mr. LaBarre does not receive any direct compensation from legal fees we pay to Jones Day and these legal fees do not provide any material indirect compensation to Mr. LaBarre.

J.C. Butler, Jr., one of our executive officers, is the son-in-law of Alfred M. Rankin, Jr. In 2009, Mr. Butler’s total compensation from us was $547,257, which includes annual compensation, long-term compensation and all other compensation.

Report of the Audit Review Committee

The Audit Review Committee has reviewed and discussed with our management and Ernst & Young LLP, our independent registered public accounting firm, our audited financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2009. The Audit Review Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting and Oversight Board in Rule 3200T.

The Audit Review Committee has received and reviewed the written disclosures and the independence letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Review Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Review Committee recommended to the Board of Directors (and the Board of Directors subsequently approved the recommendation) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC.

MICHAEL E. SHANNON, CHAIRMAN
RICHARD DE J. OSBORNE
JOHN F. TURBEN

Director Compensation

The following table sets forth all compensation of each director for services as our directors and as directors of our principal subsidiaries for 2009, other than Alfred M. Rankin, Jr. In addition to being a director, Mr. Rankin is also Chairman, President and Chief Executive Officer of the Company and Chairman of each of our principal subsidiaries: NACCO Materials Handling Group, Inc., which we refer to as NMHG, The North American Coal Corporation, which we refer to as NA Coal, Hamilton Beach Brands, Inc., which we refer to as HBB, and The Kitchen Collection, Inc., which we refer to as KC. Mr. Rankin does not receive any compensation for his services as a director. Mr. Rankin’s compensation for services as one of our executive officers is shown in the Summary Compensation Table on page 45.

DIRECTOR COMPENSATION
For Fiscal Year Ended December 31, 2009

	Fees Earned or		Stock	All Other
	Paid in Cash(1)		Awards(2)	Compensation(3)	Total
Name	($)		($)	($)	($)

Owsley Brown II	$48,539		$27,661	$6,740	$82,940
Dennis W. LaBarre	$66,914	(4)	$27,661	$6,740	$101,315
Richard de J. Osborne	$70,514	(4)	$27,661	$6,608	$104,783
Ian M. Ross(5)	$46,739		$27,661	$6,652	$81,052
Michael E. Shannon	$77,964	(4)	$27,661	$6,710	$112,335
Britton T. Taplin	$49,439		$27,661	$4,740	$81,840
David F. Taplin	$45,839		$27,661	$6,653	$80,153
John F. Turben	$76,039	(4)	$27,661	$6,710	$110,410
Eugene Wong	$46,739	(4)	$27,661	$4,720	$79,120

(1)	Amounts in this column reflect the annual retainers and other fees paid to the directors. They also include payment for certain fractional shares of Class A Common that were earned and cashed out in 2009 under the Non-Employee Directors’ Plan.

(2)	Under the Non-Employee Directors’ Plan, as described below, the directors are required to receive a portion of their annual retainer in shares of Class A Common, which we refer to as the Mandatory Shares, and are permitted to elect to receive all or any portion of the remainder of the retainer and all fees in the form of shares of Class A Common, which we refer to as the Voluntary Shares. Amounts in this column reflect the aggregate grant date fair value of the Mandatory Shares that were granted to directors under the Non-Employee Directors’ Plan, determined pursuant to FASB ASC Topic 718. See Note 2 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for more information regarding the accounting treatment of our equity awards.

(3)	The amount listed includes $1,505 in Company-paid premium payments for life insurance for the benefit of the directors. The amount listed also includes other Company-paid premium payments for accidental death and dismemberment insurance for the director and his spouse and personal excess liability insurance for the director and members of his immediate family. The amount listed also includes charitable contributions made in our name on behalf of the director and his spouse under our matching charitable gift program in the amount of $2,000 for Britton T. Taplin and Eugene Wong and $4,000 for each other director.

(4)	The amount listed includes the amount the director elected to receive in the form of Voluntary Shares rather than in cash. The following directors voluntarily elected to receive the following portion of their cash fees and retainers in the form of Voluntary Shares: $22,500 for Dennis W. LaBarre, $4,500 for Richard de J. Osborne, $13,500 for Michael E. Shannon, $4,500 for John F. Turben and $27,000 for Eugene Wong.

(5)	Ian M. Ross will not stand for reelection in 2010 and as a result, will cease to be a director effective May 12, 2010.

Description of Material Factors Relating to the Director Compensation Table

Effective January 1, 2009, director compensation was reduced by 10% in expectation of our reduced financial results and certain of our subsidiaries’ reduced financial results, and we correspondingly reduced compensation for our employees and the employees of certain of our subsidiaries. During 2009, each non-employee director received the following compensation for service on our Board of Directors and on our subsidiaries’ boards of directors:

•	a retainer of $49,500 ($27,000 of which is required to be paid in the form of shares of Class A Common, as described below);

•	attendance fees of $900 for each meeting attended (including telephonic meetings) of our Board of Directors or a subsidiary board of directors, but not exceeding $1,800 per day;

•	attendance fees of $900 for each meeting attended (including telephonic meetings) of a committee of our Board of Directors on which the director served or a committee of a subsidiary’s board of directors on which the Director served;

•	a retainer of $4,500 for each committee of our Board of Directors on which the director served (other than the Executive Committee);

•	an additional retainer of $4,500 for each committee of our Board of Directors on which the director served as chairman (other than the Audit Review Committee); and

•	an additional retainer of $9,000 for the chairman of the Audit Review Committee of our Board of Directors.

The retainers are paid quarterly in arrears and the meeting fees are paid following each meeting. Each director is also reimbursed for expenses incurred as a result of attendance at meetings. We also occasionally make our private aircraft available to directors for attendance at meetings of our Board of Directors and our subsidiaries’ boards of directors.

Under the Non-Employee Directors’ Plan, each director who was not an officer of the Company or of any of our subsidiaries received $27,000 of his $49,500 retainer in shares of Class A Common; although, any fractional shares were paid in cash. The actual number of shares of Class A Common issued to a director is determined by taking the dollar value of the portion of the $27,000 retainer that was earned by the director each quarter and dividing it by the average closing price of shares of Class A Common on the New York Stock Exchange for each week during such quarter. These shares are fully vested on the date of grant, and the director is entitled to all rights of a stockholder, including the right to vote and receive dividends. However, the shares cannot be assigned, pledged, hypothecated or otherwise transferred by the director, voluntarily or involuntarily, other than:

•	by will or the laws of descent and distribution;

•	pursuant to a qualifying domestic relations order; or

•	to a trust for the benefit of the director or his spouse, children or grandchildren.

The foregoing restrictions on transfer lapse upon the earliest to occur of:

•	the date which is ten years after the last day of the calendar quarter for which such shares were earned;

•	the date of the death or permanent disability of the director;

•	five years (or earlier with the approval of our Board of Directors) from the date of the retirement of the director from our Board of Directors; or

•	the date that a director is both retired from our Board of Directors and has reached 70 years of age.

In addition, each director has the right under the Non-Employee Directors’ Plan to receive shares of Class A Common in lieu of cash for up to 100% of the balance of his retainers and meeting attendance fees.

The number of shares issued is determined under the same formula stated above. However, these Voluntary Shares are not subject to the foregoing transfer restrictions.

Director Compensation Program for 2010

Our compensation program for directors for 2010 will be structured in an identical manner to the 2009 program. However, 5% of the 10% reduction in retainers and meeting fees that was instituted in 2009 was restored effective January 1, 2010 in response to the partial economic recovery and our 2009 financial performance and the financial performance of certain of our subsidiaries in 2009.

Executive Compensation

Compensation Discussion and Analysis

The following describes the material elements of compensation objectives and policies for the Company and its subsidiaries as they relate to those individuals, named in the Summary Compensation Table on page 45, whom we refer to as the Named Executive Officers. This discussion and analysis of the Company’s compensation program should be read in conjunction with the accompanying tables and text disclosing the compensation awarded to, earned by or paid to the Named Executive Officers during 2009.

Overview of Executive Compensation Governance

The Compensation Committee of our Board of Directors and the Compensation Committees of the Company’s subsidiary boards of directors, which we refer to collectively as the Compensation Committee unless the context requires otherwise, establish and oversee the administration of the Company’s policies, programs and procedures for compensating its employees, including its executive officers. Each Compensation Committee consists solely of independent directors.

The Compensation Committee’s direct responsibilities include:

•	review and approval of corporate goals and objectives relevant to compensation for the Chief Executive Officer and other executive officers;

•	evaluation of the performance of the Chief Executive Officer and other executive officers in light of these performance goals and objectives;

•	determination and approval of the compensation levels of the Chief Executive Officer and other executive officers based on this evaluation;

•	consideration of whether the risks arising from the Company’s employee compensation policies and practices are reasonably likely to have a material adverse effect on the Company;

•	making recommendations to our Board of Directors, where appropriate or required, with respect to non-equity-based compensation matters; and

•	taking other actions with respect to all other compensation matters, including equity-based and other incentive compensation plans.

Compensation Consultants

The Compensation Committee receives assistance and advice from the Hay Group®, an internationally-recognized compensation consulting firm. These consultants are engaged by and report to the Compensation Committee. The consultants also provide advice and discuss compensation issues directly with management. Each year, or more frequently if warranted by changes in circumstances, the Hay Group is engaged to provide recommendations regarding substantially all aspects of compensation for the directors and senior management employees, including the Named Executive Officers. For 2009, the Hay Group was engaged to make recommendations primarily in three areas:

•	Hay point levels, salary midpoints and incentive targets for all new senior management positions and/or changes to current senior management positions;

•	2009 salary midpoints, short-term and long-term incentive compensation targets (calculated as a percentage of salary midpoint) and target total compensation for all senior management positions; and

•	2009 salary midpoints and/or range movement for all other employee positions.

At the direction of the Compensation Committee, all Hay point recommendations for new senior management positions and/or changes to current positions are determined by the Hay Group through the consistent application of the Hay point methodology, which is a proprietary method that takes into account the know-how, problem solving and accountability requirements of the position.

The Hay Group did not provide any other services to the Company, its subsidiaries or the Compensation Committee in 2009.

Named Executive Officers for 2009

The Named Executive Officers for 2009 are listed on the table below. They include executives from the Company, which we also sometimes refer to as NACCO, and two of its subsidiaries: HBB and NA Coal. None of the executives of our other major subsidiaries, NMHG or KC, are Named Executive Officers.

Name	Title(s)	Employed By

Alfred M. Rankin, Jr.	Chairman, President and Chief Executive Officer — NACCO	NACCO
Kenneth C. Schilling	Vice President and Controller — NACCO Vice President and Chief Financial Officer — NMHG	NACCO
Robert L. Benson	President and Chief Executive Officer — NA Coal	NA Coal
Michael J. Morecroft	President and Chief Executive Officer — HBB Consultant — NACCO	HBB
Douglas L. Darby	Vice President, Southern Operations — NA Coal	NA Coal

Dr. Morecroft retired effective December 31, 2009 from his position as the President and Chief Executive Officer of HBB, a position he held since 2001. As part of a transition plan, the Compensation Committee approved consulting agreements with Dr. Morecroft on each of February 10, 2009 and November 10, 2009. Dr. Morecroft’s consulting agreements are discussed in more detail under “— Other Compensation of Named Executive Officers — Consulting Agreements with Dr. Morecroft.”

Compensation Policies and Objectives — Total Target Compensation

The guiding principle of the compensation program of the Company and its subsidiaries for senior management employees, including Named Executive Officers, is the maintenance of a strong link between an employee’s compensation, his or her individual performance and the performance of the Company or the subsidiary for which the employee has responsibility. The primary objectives of the Company’s compensation program are to attract, retain and motivate talented management and to reward them with competitive total compensation for achievement of specific corporate and individual goals, while at the same time making them long-term stakeholders in the Company. In addition, due to the unique nature of the Company’s holding company structure, the Compensation Committee attempts to maintain consistency in compensation among all of the Company’s subsidiaries.

Comprehensively defined “target total compensation” is established for each senior management employee following rigorous evaluation standards to ensure internal equity. The target total compensation is determined explicitly in dollar terms as the sum of: (1) salary midpoint, (2) target cash in lieu of perquisites, (3) target short-term incentives and (4) target long-term incentives.

The following table sets forth target total compensation for the Named Executive Officers for 2009, as recommended by the Hay Group for 2009:

			Cash in Lieu of		Short-Term Plan		Long-Term Plan			Target Total
	Salary Midpoint		Perquisites		Target		Target			Compensation
Named Executive Officer	($)/(%)		($)/(%)		($)/(%)		($)/(%)			($)/(100%)

Alfred M. Rankin, Jr.	$913,800	(23%)	$109,656	(3%)	$822,420	(20%)	$2,154,284	(54%)	(1)	$4,000,160
Kenneth C. Schilling	$293,600	(50%)	$23,488	(4%)	$117,440	(20%)	$151,938	(26%)	(1)	$586,466
Robert L. Benson	$417,200	(41%)	$41,720	(4%)	$229,460	(22%)	$333,760	(33%)		$1,022,140
Michael J. Morecroft	$533,500	(36%)	$53,352	(4%)	$320,100	(22%)	$560,175	(38%)		$1,467,127
Douglas L. Darby	$246,800	(53%)	$20,784	(4%)	$98,720	(21.5%)	$98,720	(21.5%)		$465,024

(1)	The amounts include the 15% increase from the Hay-recommended long-term plan target awards that the Compensation Committee applies each year to account for the immediately taxable nature of the NACCO Long-Term Plan awards. See “— Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation.”

Although the Compensation Committee obtained the Hay Group recommendations for 2009, it also considered the economic and financial events during late 2008 and the expected negative impact on the Company’s 2009 results when setting compensation amounts for 2009. Because the Compensation Committee expected the economic recovery to be slow in 2009, it made the following changes to the Named Executive Officers’ compensation programs for 2009:

•	Messrs. Rankin’s and Schilling’s base salaries were reduced by 10% effective February 1, 2009;

•	the short-term plan and long-term plan target awards for all NACCO employees, including Messrs. Rankin and Schilling, were reduced to 25% of the Hay-recommended target award amounts. See “— Short-Term Incentive Compensation — NACCO Short-Term Incentive Compensation” and “— Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation;”

•	Dr. Morecroft’s base salary was frozen from January 1, 2009 through June 30, 2009 and then increased by 2.5% as of July 1, 2009; and

•	the incentive compensation plans at HBB were suspended for 2009 for all employees, including Dr. Morecroft.

The following table sets forth the target total compensation that was established by the Compensation Committee for each Named Executive Officer for 2009, taking into account the reductions and modifications described in the previous paragraph:

	Base Salary and
	Cash in Lieu of		Short-Term Plan		Long-Term Plan			Target Total
	Perquisites		Target		Target			Compensation
Named Executive Officer	($)/(%)		($)/(%)		($)/(%))			($)/(100%)

Alfred M. Rankin, Jr.	$1,138,798	(60%)	$205,605	(11%)	$538,571	(29%)	(1)	$1,882,973
Kenneth C. Schilling	$265,904	(80%)	$29,360	(9%)	$37,985	(11%)	(1)	$333,249
Robert L. Benson	$411,320	(42%)	$229,460	(24%)	$333,760	(34%)		$974,540
Michael J. Morecroft	$584,196	(100%)	$0	(0%)	$0	(0%)		$584,196
Douglas L. Darby	$240,597	(55%)	$98,720	(22.5%)	$98,720	(22.5%)		$438,037

(1)	The amounts include the 15% increase from the Hay-recommended long-term target awards that the Compensation Committee applies each year to account for the immediately taxable nature of the NACCO long-term plan awards. See “— Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation.”

In addition to the target total compensation shown on the table above, the Company and its subsidiaries provide employees with qualified and nonqualified retirement benefits that are designed to provide a competitive rate of income during retirement with the opportunity for additional income if the Company attains superior results.

In general, the design of the compensation program of the Company and its subsidiaries offers opportunities for employees to earn truly superior compensation for outstanding results. However, it also generally includes significantly reduced compensation for weak results that do not meet or exceed the previously established performance targets for the year. In years when the Company has weaker financial results, payouts under the incentive components of the Company’s compensation plans will generally be lower. In years when the Company has stronger financial results, payouts under the incentive components of the Company’s compensation plans will generally be greater. The Company believes that the program will encourage Named Executive Officers, other than Dr. Morecroft, who retired, to earn incentive pay significantly greater than 100% of target over time by delivering outstanding managerial performance.

In most years, incentive compensation payments made to the Named Executive Officers exceed their base salary plus perquisite allowance for the year and the actual total compensation received exceeds the All Industrials survey median target total compensation for the year. See “— Salary Midpoint — Hay Group’s All Industrials Survey.” In 2009, this was true for Mr. Benson and Mr. Darby, because the business unit performance at NA Coal was above its target performance level. With respect to Dr. Morecroft, Mr. Rankin and Mr. Schilling, their total actual compensation was approximately equal to the All Industrial median target total compensation for 2009 taking into account (1) payments under Dr. Morecroft’s consulting agreement as described in “— Other Compensation of Named Executive Officers — Consulting Agreements with Dr. Morecroft” and (2) the discretionary bonuses paid to Mr. Rankin and Mr. Schilling for 2009, including equity compensation that was earned for 2009, as described in note (3) to the Summary Compensation Table on page 45.

Overview of Executive Compensation Methodologies

The Company seeks to achieve the foregoing policies and objectives through a mix of base salaries and incentive plans such that base salaries are at levels appropriate to allow the incentive plans to serve as significant motivating factors. The Compensation Committee carefully reviews each of these components in relation to the performance of the Company and its subsidiaries.

Incentive-based compensation plans are designed to provide significant rewards for achieving or surpassing annual operating and financial performance objectives, as well as to align the compensation interests of the senior management employees, including the Named Executive Officers, with the long-term interests of the Company.

The Compensation Committee views the various components of compensation as related but distinct. While a significant percentage of total target compensation is allocated to incentive compensation as a result of the policies and objectives discussed above, there is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. The Compensation Committee does not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. Rather, the Compensation Committee reviews information provided by the Hay Group from their All Industrials survey to determine the appropriate level for each component and mix of compensation.

The Compensation Committee reviews and takes into account all elements of executive compensation in setting policies and determining compensation levels. In this process, the Compensation Committee reviews “tally sheets” with respect to target total compensation for the Named Executive Officers and other senior management employees. The tally sheets list each officer’s title, Hay points, salary midpoint, base salary, perquisite allowance, short-term and long-term incentive compensation targets and target total compensation for the current year, as well as those that are being proposed for the subsequent year. In addition, as described above, the Compensation Committee took into account the economic and business conditions that existed when it made its determinations for 2009 target total compensation.

Finally, in addition to providing other limited perquisites, target levels of perquisites for the executive officers are converted into fixed dollar amounts and paid in cash ratably throughout the year, an approach that recognizes that perquisites are largely just another form of compensation, albeit separate and distinct from salary and incentive compensation.

Components of Named Executive Officers’ Compensation

As discussed above, compensation for senior management employees primarily includes the following components:

•	base salary;

•	cash in lieu of perquisites;

•	short-term incentives; and

•	long-term incentives.

Target total compensation is supplemented by retirement benefits, which consist mainly of the qualified plans and restoration nonqualified deferred compensation arrangements described below, and other benefits, such as health and welfare benefits. In addition, from time to time, the Compensation Committee may award discretionary cash and equity bonuses to employees, including the Named Executive Officers.

Salary Midpoint — Hay Group’s All Industrials Survey

As a starting point for setting target total compensation, the Compensation Committee has directed the Hay Group to analyze a survey of a broad group of domestic industrial organizations from almost all segments of industry ranging in size from under $150 million to over $5 billion in annual revenues, which we refer to as the All Industrials survey. Organizations participate in the All Industrials survey based upon their voluntary submission of data to the consultant, as well as their ability to pass the consultant’s quality assurance controls. For 2009, participants in the All Industrials survey included 225 parent organizations and 309 independent operating units representing almost all segments of industry, including the light and heavy manufacturing, consumer products and mining segments.

The Compensation Committee chose this particular survey as its benchmark for the following reasons:

•	the use of a broad-based survey reduces volatility and lessens the impact of cyclical upswings or downturns in any one industry that could otherwise skew the survey results in any particular year.

•	due to the unique nature of the Company’s holding group structure, this survey provides internal consistency in compensation among all of the Company’s subsidiaries, regardless of industry.

Using the same Hay point methodology discussed above under the heading “— Compensation Consultants,” the Hay Group compares positions of similar scope and complexity with the data obtained in the All Industrials survey. The Hay Group then derives a median salary level, which we refer to as the salary midpoint, for each Hay point level, including those positions occupied by the Named Executive Officers. The Compensation Committee uses the salary midpoints recommended by the Hay Group for the Company, HBB and KC; however, the Compensation Committee slightly reduces the salary midpoints for NMHG and NA Coal compared to those recommended by the Hay Group. Because the salary midpoint is based on the Hay point level, all of the employees at a particular Hay point level at a particular company have the same salary midpoint. This process assures internal equity in pay among the executives across the Company and all business units.

Executives officers’ compensation levels are set at (or slightly below) the salary midpoint recommended by the Hay Group because the Compensation Committee believes that the use of salary midpoints ensures that the compensation program provides sufficient compensation to attract and retain talented executives and maintain internal pay equity, without overcompensating our executive officers.

The salary midpoint provided by the Hay Group is then used to calculate the perquisite amount and short-term and long-term incentive compensation targets for each Hay point level by multiplying the salary midpoint by the target incentive percentages provided by the Hay Group. The salary midpoint is also used to determine base salary, as described below.

Base Salary

The Compensation Committee fixes an annual base salary intended to be competitive with the marketplace to recruit and retain talented senior management employees. Base salary is intended to provide employees with a set amount of money during the year with the expectation that they will perform their responsibilities to the best of their ability and in the best interests of the Company.

The base salary for each executive officer, including the Named Executive Officers, for each year is determined by the Compensation Committee by taking into account the executive’s individual performance for the prior year and the relationship of the executive’s prior year’s base salary to the new salary midpoint for the executive’s Hay point level. The Committee also takes into account any other relevant information provided by the Hay Group, such as general inflation and salary trends, general budget considerations and economic and business forecasts, as well as any extraordinary personal or corporate events that occurred during the prior year. The potential for larger salary increases exists for individuals with lower base salaries relative to their salary midpoint and/or superior performance. The potential for smaller increases or even no increase exists for those individuals with higher base salaries relative to their salary midpoint and/or who have performed poorly during the performance period.

Due to economic and business conditions that existed in 2008 and forecasted for 2009, the Compensation Committee took the following actions with respect to 2009 base salaries for Named Executive Officers:

•	Messrs. Rankin’s and Schilling’s base salaries were reduced by 10% effective February 1, 2009; and

•	Dr. Morecroft’s base salary was frozen from January 1, 2009 through June 30, 2009 and then increased by 2.5% as of July 1, 2009.

The following table sets forth the salary midpoint, salary range and base salary for each Named Executive Officer for 2009, as well as the percentage of increase from the 2008 base salary, taking into account the reductions and freezes described in the previous paragraph:

		Salary Range
		(in Comparison to
		Salary Midpoint)	Base Salary
	Salary Midpoint	Determined by the	For 2009 and as a	Change
	Determined by the	Compensation	Percentage of	Compared to
	Hay Group	Committee	Salary Midpoint	2008 Base Salary
Named Executive Officer	($)	(%)	($)(%)	(%)

Alfred M. Rankin, Jr.	$913,800	80% - 130%	$1,029,142 (126%)	−9.2%
Kenneth C. Schilling(1)	$293,600	80% - 120%	$242,416 (82.5%)	−5.3%
Robert L. Benson	$417,200	80% - 120%	$369,600 (88.6%)	5.7%
Michael J. Morecroft	$533,500	80% - 120%	$530,844 (99.5%)	1.25%
Douglas L. Darby(2)	$246,800	80% - 120%	$219,813 (89.1%)	14.0%

(1)	Mr. Schilling received a promotion and corresponding Hay point adjustment and salary midpoint increase effective January 1, 2009. The 10% salary reduction that became effective February 1, 2009 was based on his salary in effect on January 1, 2009, resulting in a 5.3% reduction from his 2008 salary.

(2)	Mr. Darby received a salary grade adjustment effective January 1, 2009, which increased his salary midpoint and base salary for 2009.

Cash in Lieu of Perquisites

Because the Company does not provide its executives with the perquisites commonly provided to executives in other companies, the Compensation Committee provides executives at certain Hay point levels with a fixed dollar amount of cash in lieu of perquisites, which is equal to a specified percentage of the executive’s salary midpoint.

The applicable percentages were determined by the Hay Group based on a study it conducted comparing the relationship between the value of executive officers’ perquisites and the salary midpoint for the position. At the direction of the Compensation Committee, the Hay Group used data from its proprietary Benefits Report, which contains employee benefits data from a survey conducted by the Hay Group. For 2009, the organizations that submitted information for the Benefits Report included 842 organizations or operating units representing almost all areas of industry, including the light and heavy manufacturing, consumer products and mining segments, as well as other organizations from the health care, service and financial sectors. Consistent with the use of the All Industrials survey, the Compensation Committee determined that the Benefits Report was an appropriate benchmark because using a broad-based survey reduces volatility and lessens the impact of cyclical upswings or downturns in any industry that could otherwise affect the survey results in a particular year.

For this study, the Compensation Committee did not seek identical comparisons or specific dollar amounts. Rather, it merely requested an indication of the cost of perquisites that would represent a reasonable competitive level of perquisites for the company’s various executive positions, which are reflected in the Hay points assigned to each position.

The table below sets forth the percentages of salary midpoints paid in lieu of perquisites, as determined by the Hay Group. The Compensation Committee approved the use of these recommendations for each of the Named Executive Officers for 2009. These amounts were paid in cash ratably throughout the year. This approach satisfied the Company’s objective of providing competitive total compensation to its Named Executive Officers while recognizing that many perquisites are largely just another form of compensation.

	Percentage of Salary	Amount of 2009
	Midpoint Paid in	Cash Paid in
	Lieu of Perquisites	Lieu of Perquisites
Named Executive Officer	in 2009 (%)	in 2009 ($)

Alfred M. Rankin, Jr.	12%	$109,656
Kenneth C. Schilling	8%	$23,488
Robert L. Benson	10%	$41,720
Michael J. Morecroft	10%	$53,352
Douglas L. Darby	8.4%	$20,784

Incentive Compensation of Named Executive Officers

ROTCE Methodology and Explanation

For 2009, 30% of the short-term incentive compensation for employees of NA Coal and the Company and 100% of the non-discretionary long-term incentive compensation for employees of the Company depended on the extent to which the Company’s or NA Coal’s return on total capital employed, which we refer to as ROTCE, performance met long-term financial objectives. The Compensation Committee views the ROTCE performance targets as a stockholder protection rate of return. It reflects the Compensation Committee’s belief that the Company and its stockholders are entitled to at least a certain rate of ROTCE for each of the businesses and the Company overall and that, as a measure of protection for the Company’s stockholders, performance against those rates of return, rather than on cyclical movements in the Company’s stock price, should determine the payouts for a portion of the respective incentive compensation program.

The members of the Compensation Committee consider the following factors together with their general knowledge of each of the Company’s industries and businesses, including the historical results of operations and financial positions of the subsidiaries and the Company overall, to determine the ROTCE performance targets for the Company and the subsidiaries:

•	forecasts of the Company’s and subsidiaries’ operating results and the business models for the next several years (including the annual operating plans for the current fiscal year);

•	changes in the industries and businesses that affect ROTCE (e.g., the amount of capital required to generate a projected level of sales); and

•	the potential impact a change in the ROTCE performance target would have on the Company’s or subsidiary’s ability to incentivize its employees.

The Compensation Committee reviews these factors annually and, unless the Compensation Committee concludes that changes in these factors warrant an increase or decrease in the ROTCE performance targets, the ROTCE performance targets generally remain the same from year to year. The ROTCE performance targets have been adjusted in the past from time to time. When made, these periodic adjustments generally have reflected:

•	the subsidiary’s expected ability to take advantage of anticipated changes in industry dynamics;

•	the anticipated impact of programs that have improved profitability of the subsidiary’s business;

•	the anticipated impact of economic conditions on the subsidiary’s business;

•	major accounting changes; and

•	the anticipated impact of changes in the subsidiary’s business model on the subsidiary’s business.

As explained below, the ROTCE target for the NA Coal short-term plan was not changed from 2008 to 2009, but the ROTCE target for the NACCO Long-Term Plan (as defined below) for 2009 was reduced from the target that was in effect in 2008.

After the Company and subsidiary year-end financial results are finalized, actual ROTCE performances are compared against the ROTCE performance targets and, using the pre-established formulas, used to determine the payouts under the applicable incentive plans for the year. ROTCE is calculated for these purposes as follows:

Earnings (Loss) Before Interest After-Tax after adjustments
divided by
Total Capital Employed after adjustments

Earnings Before Interest After-Tax is equal to the sum of interest expense, less 38% for taxes, plus net income attributable to stockholders, which we refer to as net income. Total Capital Employed is equal to the sum of the average debt and average equity. For purposes of the Company’s long-term plan, average debt and equity are calculated by taking the sum of the balance at the beginning of the year and the balance at the end of each of the next twelve months divided by 13.

ROTCE is calculated from the Company or subsidiary financial statements using average debt and average equity based on the sum of the balance at the beginning of the year and the balance at the end of each quarter divided by five, which is then adjusted for any non-recurring or special items.

Following is the calculation of the Company’s consolidated ROTCE for 2009:

2009 Net Income	$31.1
Plus: 2009 Interest Expense	32.2
Less: Income taxes on 2009 interest expense at 38%	(12.2)

Earnings Before Interest After-Tax	$51.1
2009 Average Equity (12/31/2008 and each of 2009’s quarter ends)	$367.3
2009 Average Debt (12/31/2008 and each of 2009’s quarter ends)	$453.6

Total Capital Employed	$820.9
ROTCE (Before Adjustments)	6.2%

Adjustments to Earnings Before Interest After-Tax	$8.0
ROTCE (After Adjustments)	7.2%

Adjustments to the ROTCE calculation under the Company’s incentive plans are generally non-recurring or special items. For 2009, the ROTCE adjustments related to:

•	the after-tax impact of restructuring costs at HBB and NMHG;

•	the after-tax impact of disposition costs at NMHG;

•	the after-tax impact of unsuccessful merger costs related to the failed transaction between HBB and Applica Incorporated;

•	the after-tax impact of HBB environmental expenses; and

•	the after-tax impact of refinancing costs.

The Compensation Committee determined that these non-recurring or special items were incurred in connection with improving the Company’s operations and, as a result, these items should not adversely affect an executive officer’s incentive compensation payments, as the actions or events were beneficial to the Company or were generally not within the executive officer’s control. Other examples of adjustments that have been made in the past include the after-tax impact of costs related to acquisitions, reductions in force and penalties.

Short-Term Incentive Compensation

In General

We and our subsidiaries use short-term cash incentives to provide awards for achieving annual operating and financial performance objectives as well as long-term financial objectives. We refer to these long-term objectives as the stockholder protection rate of return. All of the short-term incentive compensation plans, which we refer to as short-term plans, for the Company and its subsidiaries follow the same basic pattern for award determination:

•	each short-term plan has a one-year performance period;

•	awards under the short-term plans are paid based on actual performance against pre-established performance targets that are established by the Compensation Committee; and

•	the performance targets are determined solely in the discretion of the Compensation Committee.

Unless suspended or reduced, award targets under the short-term plans for all executives are established at specified percentages of each individual’s salary midpoint, based on the number of Hay points assigned to the executive’s position and the Hay Group’s short-term incentive compensation recommendations for that Hay point level. For 2009, the short-term plans were designed to provide target short-term incentive compensation to the Named Executive Officers of between 40% and 90% of salary midpoint, depending on the Named Executive Officer’s position.

Due to the economic and business conditions that existed at the end of 2008 and the business and economic forecasts for 2009, the Compensation Committee suspended the incentive compensation plans at HBB for 2009 for all employees, including Dr. Morecroft, and reduced the award opportunity for employees of the Company under its short-term plan.

Taking into account the foregoing suspensions and reductions, the table below shows the Hay-recommended short-term target awards, the short-term plan target awards approved by the Compensation Committee and payouts to the Named Executive Officers for 2009:

			Compensation
			Committee-
	Hay-		Approved		Short-Term
	Recommended		Short-Term	Compensation	Plan
	Short-Term Plan	Hay-	Plan Target	Committee-	Payout as a
	Target as a	Recommended	as a Percentage	Approved	Percentage of
	Percentage of	Short-Term Plan	of Salary	Short-Term	Salary	Short-Term
	Salary Midpoint	Target	Midpoint	Plan Target	Midpoint	Plan Payout
Named Executive Officer	(%)	($)	(%)	($)	(%)	($)

Alfred M. Rankin, Jr.	90%	$822,420	22.5%	$205,605	29.7%	$271,399
Kenneth C. Schilling	40%	$117,440	10%	$29,360	13.2%	$38,755
Robert L. Benson	55%	$229,460	55%	$229,460	80.74%	$336,834
Michael J. Morecroft	60%	$320,100	0%	$0	0%	$0
Douglas L. Darby	40%	$98,720	40%	$98,720	54.2%	$133,826

Payouts to the Named Executive Officers under the short-term plans are determined by comparing the Company’s or subsidiary’s actual performance to the pre-established performance targets. The Compensation Committee, in its discretion, may also increase or decrease awards under the short-term plans and may approve the payment of awards where business unit performance would otherwise not meet the minimum criteria set for payment of awards, although it rarely does so. Generally, payments under the short-term plans may not exceed 150% of the target amounts. The payments under the short-term plans are calculated after the end of each year and are paid annually in cash. They are immediately vested when paid. In 2009, the Compensation Committee used negative discretion under the Company’s short-term plan to eliminate a portion of the award under the short-term plan. See “— Short-Term Incentive Compensation — NACCO Short-Term Incentive Compensation.”

As described in more detail below, for the Company and NA Coal, the Compensation Committee considered the factors described above under “— Overview of Executive Compensation Methodologies” and adopted performance criteria and target performance levels for the Company and NA Coal upon which the short-term plan awards were based. The performance criteria and target performance levels were established within the Compensation Committee’s discretion, and generally were based upon management’s recommendations as to the performance objectives of the particular business for the year.

NA Coal Short-Term Incentive Compensation

As described in further detail below, the Compensation Committee established the following performance criteria for The NA Coal Corporation 2009 Annual Incentive Compensation Plan, which we refer to as the NA Coal Short-Term Plan:

•	40% is based on performance against an adjusted net income target;

•	30% is based on performance against new project development goals; and

•	30% is based on ROTCE performance of NA Coal’s consolidated mines that operated during 2009 (Red River Mining Company and Mississippi Lignite Mining Company), which we refer to as the Consolidated Mines and which require a capital contribution from NA Coal.

Performance Against NA Coal Annual Operating Plan

Of the criteria listed above, the following measures were generally based on NA Coal’s annual operating plan for 2009:

Performance Criteria	Performance Target

NA Coal’s adjusted net income	40% of the 2009 award was based on performance against a target of $23.7 million of adjusted net income for NA Coal.
NA Coal’s new project development	30% of the 2009 award was based on performance against a target level of new project development for NA Coal.

Because these performance targets are generally based on forecasts for the selected performance criteria contained in NA Coal’s 2009 annual operating plan, there is an expectation that these performance targets will be met during the year. If they are not, the participants will not receive all or a portion of the NA Coal short-term plan award that is based on these performance criteria.

Performance Against NA Coal Stockholder Protection Rate of Return

The ROTCE performance target is not based on NA Coal’s annual operating plan, but instead reflects the NA Coal Compensation Committee’s belief that the Company’s stockholders are entitled to a certain rate of ROTCE and that, as a measure of stockholder protection, performance against that rate of return should determine the payouts for a significant portion of the short-term incentive compensation.

The NA Coal Compensation Committee considered the factors described above under “— Overview of Executive Compensation Methodologies” when determining the appropriate ROTCE target for the Consolidated Mines. The chosen target was set at a level that the NA Coal Compensation Committee believes reflects an appropriate stockholder protection rate of return for the Consolidated Mines.

After reviewing the following factors, the NA Coal Compensation Committee determined that no changes should be made to the 2009 ROTCE performance target under the NA Coal Short-Term Plan from the target that was in effect in 2008:

•	the NA Coal Compensation Committee determined that the forecasts of the Consolidated Mine’s future operating results, anticipated changes in its industry and business that affect ROTCE and the impact of a change in the ROTCE performance target on its employee incentives remained substantially unchanged from 2008; and

•	the NA Coal Compensation Committee recognized that the ROTCE performance target is intended to reflect, among other things, the Consolidated Mine’s anticipated long-term financial performance.

Because the ROTCE performance target is based on a stockholder protection rate of return rather than the 2009 annual operating plan, it is possible that in any given year the level of expected performance may be above or below the ROTCE performance target for that year. For 2009, the Compensation Committee did not expect the Consolidated Mine ROTCE performance to exceed the target for the NA Coal Short-Term Plan.

ROTCE for the Consolidated Mines is calculated in the same manner as shown above “— Incentive Compensation of Named Executive Officers — ROTCE Methodology and Explanation.” It may then be adjusted for any non-recurring or special items. However, no such adjustments were made for 2009.

Calculation and Payment of NA Coal Short-Term Plan Awards

For 2009, NA Coal exceeded its adjusted net income target and new business project development target and did not meet the Consolidated Mine ROTCE target, resulting in a performance payout factor of 120%. As permitted under the terms of the plan, the NA Coal Compensation Committee used positive discretion to increase the performance payout factor by 10% to reflect extraordinary performance regarding new project development. This resulted in a final payout factor of 132%. This factor was then multiplied by the sum of each participant’s 2009 short-term award target, which determined the amount of the maximum payment pool under the NA Coal Short-Term Plan. As required under the terms of the plan, the maximum payment pool was then allocated among eligible participants based on the application of an individual performance factor (115% for Mr. Benson and 116% for Mr. Darby) and a business unit performance factor (137% for Mr. Benson and 100% for Mr. Darby). Application of the formula resulted in final short-term payments of 146.8% of target for Mr. Benson and 135% of target for Mr. Darby. As required under the terms of the plan, payments to all participants, including Mr. Benson and Mr. Darby, did not exceed the maximum payment pool.

NACCO Short-Term Incentive Compensation

For years prior to 2009, the short-term incentive compensation for NACCO employees was based on a combination of (1) performance against specific business objectives in the annual operating plans of the subsidiaries for the year and (2) performance against the Compensation Committee’s determination of an appropriate performance rate for the Company’s consolidated ROTCE, which is described in detail above under “— Incentive Compensation of Named Executive Officers — ROTCE Methodology and Explanation.”

Due to the fact that the short-term incentive compensation plans of all of the Company’s subsidiaries (other than NA Coal) were suspended for 2009, the Compensation Committee approved a different short-term incentive compensation plan for NACCO executive officers for 2009. Under The NACCO Industries, Inc. 2009 Annual Incentive Compensation Plan, which we refer to as the NACCO Short-Term Plan, incentive compensation for 2009 was based solely on the performance targets contained in the NA Coal Short-Term Plan and The North American Coal Corporation Value Appreciation Plan, which we refer to as the NA Coal Long-Term Plan.

The Compensation Committee approved two types of awards under the NACCO Short-Term Plan — (1) a short-term award and (2) a long-term award.

The short-term award portion of the NACCO Short-Term Plan:  The target short-term award for the Named Executive Officers of the Company is calculated based on multiplying the Named Executive Officer’s short-term incentive compensation percentage recommended by the Hay Group by 25% to reflect the fact that the short-term incentive compensation plans of the three of the Company’s four major subsidiaries were suspended for 2009. The Compensation Committee adopted the same performance criteria and targets for the short-term award under the NACCO Short-Term Plan that were established by the NA Coal Compensation Committee under the NA Coal Short-Term Plan, as shown above.

For 2009, NA Coal performance resulted in a final corporate performance payout factor of 132% under the NA Coal Short-Term Plan (prior to adjustment for business unit and individual performance). This final corporate performance payout percentage was then applied to the payment of the short-term award under the NACCO Short-Term Plan for 2009, for all participants, including Mr. Rankin and Mr. Schilling. Applying the 132% performance factor to the reduced 25% award targets, resulted in a payout of 33% of the Hay-recommended short-term awards for Mr. Rankin and Mr. Schilling.

The long-term award portion of the NACCO Short-Term Plan:  The target long-term award for the Named Executive Officers of the Company under the NACCO Short-Term Plan is calculated based on multiplying the Named Executive Officer’s long-term incentive compensation percentage recommended by the Hay Group by 25% to reflect the fact that the long-term incentive compensation plans of three of the Company’s four subsidiaries were suspended for 2009. The Compensation Committee established the same performance criteria and targets for the long-term award under the NACCO Short-Term Plan that were established by the NA Coal Compensation Committee under the NA Coal Long-Term Plan, as described in detail beginning below under the heading “Compensation Discussion and Analysis — Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation.”

The Compensation Committee used negative discretion to eliminate the payment of any long-term award under the NACCO Short-Term Plan for 2009.

Termination of NACCO Industries, Inc. Supplemental Short-Term Plan:  No awards or targets were adopted under the NACCO Industries, Inc. Supplemental Short-Term Plan for 2009 and the plan was terminated effective December 31, 2009.

Long-Term Incentive Compensation

In General

The purpose of the Company’s and each subsidiary’s long-term incentive compensation plan is to enable senior management employees to accumulate capital through future managerial performance, which the Compensation Committee believes contributes to the future success of the Company’s businesses. The long-term incentive compensation plans at the Company and its subsidiaries generally require long-term commitment on the part of the Company’s senior management employees, and cash withdrawals or stock sales are generally not permitted for a number of years. Rather, the awarded amount is effectively invested in the Company for an extended period to strengthen the tie between stockholders’ and the Named Executive Officers’ long-term interests.

The Compensation Committee believes that awards under the Company’s long-term plans promote a long-term focus on the profitability of the Company due to the lengthy holding periods under the long-term plans. Those individual Named Executive Officers who have a greater impact on the Company’s long-term strategy receive a higher percentage of their compensation as long-term compensation. The executives employed by NACCO are the only long-term plan participants who are entitled to receive equity-based compensation. The Compensation Committee does not consider a Named Executive Officer’s long-term incentive awards for prior periods when determining the value of a long-term incentive award for the current period because it considers those prior awards to represent compensation for past services.

NACCO Long-Term Incentive Compensation

The Company maintains two equity-based long-term incentive compensation plans for NACCO executives:

•	NACCO Long-Term Plan: The NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan, which we refer to as the NACCO Long-Term Plan, used the Company’s consolidated ROTCE as the sole performance criteria for plan payouts for 2009 and prior years.

•	NACCO Supplemental Long-Term Plan: Under the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan, which we refer to as the NACCO Supplemental Long-Term Plan, the Compensation Committee has the flexibility to provide additional compensation for outstanding results and extraordinary personal effort.

Under both the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan, the executive is effectively required to invest the non-cash portion of the payout in the Company for up to ten years. This is because, as discussed below, the shares awarded generally may not be transferred for ten years following the last day of the award year. During the holding period, the ultimate value of a payout is subject to change based upon the value of the shares of Class A Common. The value of the award is enhanced as the value of the shares of Class A Common increases or is reduced as the value of the shares of Class A Common decreases. Thus, the awards provide the executives with an incentive over the ten-year period to increase the value of the Company, which is expected to be reflected in the increased value of the shares of Class A Common. As a result of the annual equity grants under the NACCO Long-Term Plan and the corresponding transfer restrictions, the number of shares of Class A Common that an executive holds generally increases each year. Consequently, the executives of the Company will continue to have or accumulate exposure to long-term Company performance notwithstanding any short-term changes in the price of shares of Class A Common. This increased exposure strongly aligns the long-term interests of the Named Executive Officers of the Company with those of other stockholders.

For 2009 and prior years, the long-term compensation for NACCO executives under the NACCO Long-Term Plan was based on the Company’s consolidated ROTCE performance, which reflects the Compensation Committee’s belief that the Company and its stockholders are entitled to at least a certain rate of ROTCE for the Company overall and that performance against that rate of return should determine the long-term incentive compensation payouts under the NACCO Long-Term Plan.

At the beginning of 2009, the Compensation Committee set a consolidated ROTCE performance target and a performance period of one year for the awards under the NACCO Long-Term Plan. The consolidated ROTCE performance target for the NACCO Long-Term Plan for 2009 was reduced from the consolidated ROTCE performance target that was in effect during 2008 due to goodwill impairment adjustments as well as the Compensation Committee’s expectations regarding the time it would take the Company to recover from the severe economic downturn that began in late 2008. Because the consolidated ROTCE performance target is based on the stockholder protection rate of return rather than the Company’s current-year annual operating plan, it is possible that in any given year the expected actual level of performance for the year could be higher or lower than the consolidated ROTCE performance target for that year. The Compensation Committee expected that the consolidated ROTCE performance target for the NACCO Long-Term Plan would be met by the Company in 2009 but the target was not set so low that the result was guaranteed.

At the same time, the Compensation Committee set dollar-denominated award targets for all of the executive officers in the NACCO Long-Term Plan. The awards are expressed in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the executive’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. Long-term plan award targets for Mr. Rankin and Mr. Schilling are designed to provide target long-term incentive compensation of 205% and 45% of their salary midpoints, respectively. These amounts are then increased by 15% to 235.75% and 51.75%, respectively, to account for the immediately taxable nature of the long-term plan awards. For 2009, however, the Compensation Committee multiplied the long-term plan award targets under the NACCO Long-Term Plan by 25% to reflect the fact that the long-term plans of three of the Company’s four subsidiaries were suspended for 2009. These Hay-recommended and reduced target amounts are both reflected in the table below.

Generally, payments under the NACCO Long-Term Plan will not exceed 150% of the award target. The Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant or to approve the payment of awards where the Company’s performance would otherwise not meet the minimum criteria set for payment of awards (except awards for Mr. Rankin, which may only be decreased).

Final awards under the NACCO Long-Term Plan are calculated as of the end of the performance period based on the Company’s actual consolidated ROTCE performance compared with the consolidated ROTCE target for the year. For 2009, the Company’s actual consolidated ROTCE performance significantly exceeded the consolidated ROTCE target for the year. This performance resulted in a maximum payment of 150% of the reduced 25% target amounts (or 37.5% of the Hay-recommended target amounts).

Final dollar-denominated awards are paid to the participants in a combination of shares of Class A Common and cash, with the cash amount approximating the income tax withholding obligations of the participants for the shares. Approximately 65% of each award is distributed in shares of Class A Common. The actual number of shares of Class A Common issued to a participant is determined by taking the dollar value of the stock component of the award and dividing it by the average share price. For this purpose, the average share price is the lesser of:

•	The average closing price of Class A Common on the New York Stock Exchange at the end of each week during the year preceding the start of the performance period (or such other previous calendar year as determined by the Compensation Committee no later than the 90th day of the performance period); or

•	The average closing price of Class A Common on the New York Stock Exchange at the end of each week during the performance period.

The awards are fully vested when granted and the participants have all of the rights of a stockholder, including the right to vote, upon receipt of the shares. The participants also have the right to receive dividends that are declared and paid after they receive the shares of Class A Common. The full amount of each final award, including the fair market value of the shares of Class A Common on the date of grant, is fully taxable to the participant.

The shares of Class A Common that are issued are subject to transfer restrictions that generally lapse on the earliest to occur of:

•	the date which is ten years after the last day of the performance period;

•	the date of the participant’s death or permanent disability; or

•	five years (or earlier with the approval of the Compensation Committee) from the date of retirement.

The Compensation Committee has the right to release the restrictions at an earlier date, but rarely does so.

For years prior to 2009, if the Company’s average consolidated ROTCE performance for a five-year performance period exceeded the consolidated ROTCE target set at the beginning of the five-year performance period, participants in the NACCO Long-Term Plan were also eligible to receive a consistent performance award payout. No consistent performance awards have been paid under the NACCO Long-Term Plan since 2001 because the Company’s average consolidated ROTCE performance for the respective five-year periods has not exceeded the consolidated ROTCE targets for such periods. In addition, no consistent performance awards were granted for the five-year performance period beginning on January 1, 2009 and the Compensation Committee cancelled the possibility of paying any additional consistent performance awards based on prior performance periods effective December 31, 2009. Therefore, there are no outstanding consistent performance awards under the NACCO Long-Term Plan.

Awards granted under the NACCO Supplemental Long-Term Plan are discussed under the heading “— Other Compensation of Named Executive Officers — Discretionary Awards under the NACCO Supplemental Long-Term Plan.”

NA Coal Long-Term Incentive Compensation

The NA Coal Long-Term Plan for Years 2006 to 2015 has a ten-year term and is in effect from 2006 through 2015. As described below, awards under the NA Coal Long-Term Plan also generally have a holding period of ten years.

In 2006, when the NA Coal Long-Term Plan was established, the NA Coal Compensation Committee established net income appreciation goals that are based upon achieving year by year targets for each year during the ten-year term of the plan. These goals are adjusted each year for inflation and to take into account any “new projects” initiated during the ten-year period. Awards under the NA Coal Long-Term Plan are based on the following three factors:

•	Annual Factor: After a calendar year is completed, the actual adjusted net income less a charge for the capital employed during that year is measured against the adjusted net income less a charge for the capital employed goal for that year to determine the annual net income appreciation of current and new projects, which we refer to as the Annual Factor.

•	Cumulative Factor: Actual cumulative adjusted net income less a charge for the capital employed for the ten-year term of the plan to date is measured against the cumulative adjusted net income less a charge for the capital employed goals to date to determine the cumulative net income appreciation of current and new projects, which we refer to as the Cumulative Factor, against the ten-year target.

•	New Project Factor: The NA Coal Compensation Committee also set a goal for the cumulative net income appreciation due to new projects over the ten-year term of the plan. At the end of each calendar year, the present value of expected cumulative net income appreciation of all new projects initiated during that year is measured against the cumulative new project goal to determine the net income appreciation due to the acquisition of new projects, which we refer to as the New Project Factor.

Finally, if the NA Coal Compensation Committee determines in any year, which we refer to as an Adjustment Year, that a new project has provided significantly less net income appreciation than originally expected, then the amount of any prior award previously attributed to that project as the result of a prior year’s New Project Factor will reduce the New Project Factor in the Adjustment Year, which we refer to as the New

Project Adjustment. If the New Project Adjustment is large enough, it is possible for participants to receive negative awards in a given year.

For 2009 and prior years, NA Coal used economic value income of current and new projects as the performance criteria for its long-term incentive compensation plan based on the NA Coal Compensation Committee’s determination that this was a more accurate reflection of the rate of return in NA Coal’s business, where a substantial portion of revenue is based on long-term contracts and projects.

At the start of each year during the ten-year term of the NA Coal Long-Term Plan, participants are granted dollar denominated award targets. Award targets are based on a percentage of each participating executive’s salary midpoint. For 2009, the award target was designed to provide target compensation of 80% of salary midpoint for Mr. Benson and 40% of salary midpoint for Mr. Darby. The NA Coal Compensation Committee based these percentages on recommendations made by the Hay Group.

Following the end of the year, final awards for each participant are determined by adjusting the award target by the Annual Factor, the Cumulative Factor and the New Project Factor. In addition, the New Project Adjustment is made, if applicable. The NA Coal Compensation Committee, in its discretion, may also increase or decrease awards under the plan and may approve the payment of awards where business unit performance would otherwise not meet the minimum criteria set for payment of awards.

For 2009, payments were calculated in accordance with a formula that is based on the pre-established performance goals. Pursuant to the terms of the NA Coal Long-Term Plan, the NA Coal Compensation Committee is authorized to use discretion to increase or reduce the amount of the awards that would otherwise be payable. In 2009, the NA Coal Compensation Committee used positive discretion in calculations relating to certain new projects. Based on the foregoing, the awards under the NA Coal Long-Term Plan were approved by the NA Coal Compensation Committee at 176.81% of award target for all active participants, including Mr. Benson and Mr. Darby, and at 124.39% for participants who retired in early 2010.

The final awards are then credited to participants’ accounts under the NA Coal Long-Term Plan. Account balances are credited with interest based on the average monthly rate of ten-year U.S. Treasury notes. Participants become vested in their accounts at the rate of 20% per year, commencing with the first year in which they are granted a award target. However, participants are automatically 100% vested on the earliest of:

•	December 31, 2015;

•	a change in control;

•	termination of employment on account of death or disability; or

•	retirement at or after age 55 with at least ten years of service.

The account balance is payable in cash from general assets of NA Coal upon the earliest of the dates described in the prior paragraph.

Due to the nature of the NA Coal Long-Term Plan, the awards and payments are described in both the Grants of Plan-Based Awards Table on page 48 and the Nonqualified Deferred Compensation Table on page 52.

Refer to “— Employment and Severance Agreements and Change in Control Payments” below for a description of the impact of a change in control on the NA Coal Long-Term Plan awards.

Long-Term Compensation Summary

Due to the economic and business conditions that existed at the end of 2008 and the forecasts for 2009, the Compensation Committee suspended the long-term incentive compensation plans of HBB, NMHG and KC for 2009 and reduced the award opportunity for employees of the Company under the NACCO Long-Term Plan compared to 2008.

Taking the foregoing reductions and suspensions into account, the table below shows the Hay-recommended award targets and awards approved by the Compensation Committee under the NACCO Long-Term Plan and payouts for 2009 for each Named Executive Officer for 2009:

			Compensation
	Hay-		Committee-
	Recommended		Approved	Compensation
	Long-Term Plan		Long-Term	Committee-	Long-Term
	Award Target as a	Hay-	Plan Award	Approved	Plan Award
	Percentage of	Recommended	Target as a	Long-Term	Payout as a	Long-Term
	Salary	Long-Term Plan	Percentage of	Plan Award	Percentage of	Plan Award
	Midpoint	Award Target	Salary Midpoint	Target	Salary Midpoint	Payout
Named Executive Officer	(%)	($)	(%)	($)	(%)	($)

Alfred M. Rankin, Jr.	235.75%	$2,154,284	58.94%	$538,571	103.76%	$948,157 (1)
Kenneth C. Schilling	51.75%	$151,938	12.94%	$37,985	22.77%	$66,867 (1)
Robert L. Benson	80%	$333,760	80%	$333,760	141.45%	$590,121
Michael J. Morecroft	105%	$560,175	0%	$0	0%	$0
Douglas L. Darby	40%	$98,720	40%	$98,720	70.72%	$174,547

(1)	Awards under the NACCO Long-Term Plan are denominated in dollars. The amounts shown in the above-table reflect the grant date fair value of the awards that were earned for services performed in 2009. This amount is the same as the amount that is disclosed in the Summary Compensation Table and is the amount that is used by the Compensation Committee when determining total target compensation. The amounts reported in the Summary Compensation Table are computed in accordance with FASB ASC Topic 718 and are valued using a grant date of January 29, 2010. See “— Summary Compensation Table.”

Other Compensation of Named Executive Officers

Discretionary Cash Bonuses

The Compensation Committee has the authority to grant, and has from time to time granted, discretionary cash bonuses to the executive officers, including the Named Executive Officers, in addition to the short-term and long-term incentive plan compensation described above. The Compensation Committee uses discretionary cash bonuses to reward substantial achievement or superior service to the Company, particularly when such achievement or service is not reflected in the performance criteria established under the Company’s short-term and long-term incentive compensation plans.

Based on the outstanding NA Coal performance and the better-than-expected performance of HBB and KC, the Compensation Committee approved discretionary cash bonus payments for NACCO senior management employees. In 2009, the discretionary cash bonuses awarded by the Compensation Committee ranged between 5% and 30% of the employee’s salary midpoint. Each of Messrs. Rankin and Schilling received a discretionary cash bonus in the amounts of $274,140 and $44,040, respectively, or 30% and 15%, respectively, of his salary midpoint.

The following table shows the short-term incentive compensation amounts that were paid to Mr. Rankin and Mr. Schilling under both the NACCO Short-Term Plan and the discretionary bonuses:

Hay Group
	Recommended	Hay Group
	Short-Term Target	Recommended	Combined Payout as
	as a Percentage of	Short-Term	a Percentage of	Combined
	Salary Midpoint	Target	Salary Midpoint	Payout
Named Executive Officer	(%)	($)	(%)	($)

Alfred M. Rankin, Jr.	90%	$822,420	59.70%	$545,539
Kenneth C. Schilling	40%	$117,440	28.20%	$82,795

Discretionary Awards Under the NACCO Supplemental Long-Term Plan

Under the NACCO Supplemental Long-Term Plan, the Compensation Committee has the flexibility to provide additional equity compensation, with a corresponding cash component for outstanding results and extraordinary personal effort. The NACCO Supplemental Long-Term Plan is discussed in more detail above under the heading “— Long-Term Incentive Compensation — NACCO Long-Term Compensation.”

Based on the outstanding performance by NA Coal and better-than-forecasted results at HBB and KC, the Compensation Committee granted discretionary awards to the executive officers of NACCO, including Messrs. Rankin and Schilling, under the NACCO Supplemental Long-Term Plan for 2009. Mr. Rankin received an award of 12,000 shares of Class A Common and Mr. Schilling received an award of 1,000 shares of Class A Common. The shares of Class A Common awarded under the NACCO Supplemental Long-Term Plan are subject to the same transfer restrictions as the shares awarded under the NACCO Long-Term Plan. In accordance with the terms of the NACCO Supplemental Long-Term Plan, Messrs. Rankin and Schilling each also received a corresponding cash payment in the amount of $278,105 and $23,175, respectively, which approximates the income tax withholding obligations of Messrs. Rankin and Schilling for the shares.

The following table shows the long-term incentive compensation amounts that were paid to Mr. Rankin and Mr. Schilling under both the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan:

Hay Group
	Recommended	Hay Group
	Long-Term Target as	Recommended	Combined Payout as
	a Percentage of	Long-Term	a Percentage of	Combined
	Salary Midpoint	Target	Salary Midpoint	Payout(2)
Named Executive Officer	(%)(1)	($)(1)	(%)	($)

Alfred M. Rankin, Jr.	235.75%	$2,154,284	205.82%	$1,880,742
Kenneth C. Schilling	51.75%	$151,938	49.24%	$144,583

(1)	The amounts include the 15% increase from the Hay-recommended long-term target awards that the Compensation Committee applies each year to account for the immediately taxable nature of the NACCO long-term plan awards. See “— Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation.”

(2)	Awards under the NACCO Long-Term Plan and NACCO Supplemental Long-Term Plan are denominated in dollars. The amounts shown in the table reflect the grant date fair value of the awards that were earned for services performed in 2009. This amount is different than the amount that is required to be disclosed in the Summary Compensation Table, but is the amount that is used by the Compensation Committee when determining total target compensation. The amounts reported in the Summary Compensation Table are computed in accordance with FASB ASC Topic 718. Because, based on FASB ASC Topic 718, the grant date of the share portion of the Company’s awards under the NACCO Supplemental Long-Term Plan was January 29, 2010, the share portion of the awards under the NACCO Supplemental Long-Term Plan are not reflected in the Summary Compensation Table, but are reflected in note (3) to the Summary Compensation Table. “— Summary Compensation Table.”

Consulting Agreements with Dr. Morecroft

Dr. Morecroft served as the President and Chief Executive Officer of HBB from 2001 through 2009 and has been involved in the housewares industry for over 40 years. Dr. Morecroft’s superior management and financial and leadership skills have greatly contributed to HBB’s success. Due to Mr. Rankin’s and our Board of Directors’ belief that Dr. Morecroft is a substantial asset to the Company as a whole, the Compensation Committee approved a consulting agreement with Dr. Morecroft on February 10, 2009. Pursuant to the consulting agreement, in addition to continuing his employment duties with HBB, Dr. Morecroft served as a consultant in 2008 and 2009 on management, financial and other matters relating to the Company as a whole and particularly with respect to potential synergies from more closely associating KC and HBB.

The term of the agreement was from June 30, 2008 through December 31, 2009. In addition to his salary and other compensation as President and Chief Executive Officer of HBB, Dr. Morecroft received lump sum consulting fees from the Company of $665,000 for services rendered in 2008 and $880,000 for services rendered in 2009.

The Compensation Committee approved the reasonable and appropriate fees that were paid to Dr. Morecroft based on the following factors:

•	in his role as a consultant, Dr. Morecroft had substantial input on financial matters and long-term planning for the Company on a consolidated basis;

•	the financial results of the 2009 cost-reduction programs that Dr. Morecroft assisted designing and implementing are vital to the long-term interest of the Company and the subsidiaries;

•	we expect that the potential synergies from more closely associating KC and HBB will result in additional cost savings in the future;

•	Dr. Morecroft devoted extraordinary effort and leadership skills to his role as a consultant;

•	the consulting agreement contains non-solicitation, non-interference, confidentiality and post-termination cooperation requirements that survive the term of the agreement;

•	The consulting agreement contains a non-compete provision that survives for one-year following the term of the agreement. The Compensation Committee believes that the Company and the subsidiaries would be at a competitive disadvantage if Dr. Morecroft were to become employed by a competitor during the one-year period following his termination of employment; and

•	none of the consulting fees are included in determining Dr. Morecroft’s retirement or other benefits.

Dr. Morecroft retired effective December 31, 2009. As part of HBB’s succession plan, Dr. Morecroft will serve on the Boards of Directors of HBB and KC as Vice-Chairman. The terms of Dr. Morecroft’s Vice-Chairmanships are described in a consulting agreement which was entered into on November 10, 2009 (effective January 1, 2010) between Dr. Morecroft and HBB. Under the agreement, Dr. Morecroft will serve on the Boards of Directors of HBB and KC for a six-month period commencing January 1, 2010 and will receive a retainer in the amount of $25,000 per month during the six-month period.

Retirement Plans

The material terms of the various retirement plans are described in the narratives following the Pension Benefits Table and the Nonqualified Deferred Compensation Table.

Defined Benefit Pension Plans.  The Company no longer provides any defined benefit pensions to the Named Executive Officers, although some of the previously frozen defined benefit pensions are increased by annual cost-of-living adjustments, which we refer to as COLAs.

Defined Contribution Plans.  The Company and its subsidiaries provide the Named Executive Officers and most other employees in the United States with defined contribution retirement benefits. Employer contributions under the defined contribution retirement plans are calculated under formulas that are designed to provide employees with competitive retirement income. The Compensation Committee believes that the target level of retirement benefits gives the Company and its subsidiaries the opportunity to attract and retain talented management employees at the senior executive level and below.

For the Company and all subsidiaries other than NA Coal, additional employer contributions may be made, depending on the performance of the Company and/or its subsidiaries. In general, if the Company and/or those subsidiaries perform well, the amount of the employer’s contribution increases.

With the exception of a portion of the retirement benefits that are provided to Mr. Rankin, the Named Executive Officers and other executive officers receive the same retirement benefits as all other similarly-situated employees. However, the benefits that are provided to the Named Executive Officers and other executive officers are provided under a combination of qualified and nonqualified retirement plans, while the benefits that are provided to other employees are provided generally only under qualified plans. The nonqualified retirement plans generally provide the executive officers with the retirement benefits that would have been provided under the qualified plans, but that cannot be provided due to various Internal Revenue Service regulations and limits and non-discrimination requirements.

The defined contribution retirement benefits generally consist of a combination of employee deferrals, employer matching contributions on the employee deferrals, minimum employer retirement contributions and, with the exception of NA Coal, additional employer profit sharing contributions that are made only if the Company and/or such subsidiaries meet certain pre-established performance criteria.

The plans of the Company and NA Coal each contain the following three types of benefits:

•	401(k) benefits;

•	matching benefits; and

•	profit sharing benefits.

HBB’s plans contain 401(k) benefits and profit sharing benefits. However, in lieu of matching benefits, the HBB plans contain an automatic non-elective 3% employer contribution in order to qualify as a “safe harbor” plan.

The “compensation” that is taken into account under the plans generally includes base salary, annual incentive payments and discretionary cash bonuses paid to NACCO employees for 2009, but excludes most other forms of compensation, including long-term incentive compensation and other discretionary payments. However, for all benefits under the HBB plans, other than profit sharing benefits, short-term incentive payments are also excluded.

Under the 401(k) portions of the plans, eligible employees may elect to defer up to 25% of compensation.

Due to the economic and business conditions that existed during 2008 and were forecasted for 2009, the Compensation Committee suspended the employer contributions under the qualified defined contribution retirement plans (and the corresponding employer credits under the nonqualified retirement plans) for 2009 for NACCO, NMHG and HBB. The employer matching (or safe-harbor) contributions were suspended effective February 1, 2009 and the employer profit sharing contributions were suspended January 1, 2009. Employer profit sharing contributions for HBB employees, other than Dr. Morecroft, were reinstituted effective October 1, 2009 at a reduced rate.

The employer contributions for Mr. Benson and Mr. Darby under the NA Coal plans were made in accordance with the following formulas:

•	Matching Contributions: 100% of the first 5% of before-tax contributions; and

•	Profit Sharing Contributions: 6.25% of compensation for Mr. Benson and 5.00% for Mr. Darby. In addition, they each receive an additional profit sharing contribution for compensation earned in excess of the Federal Social Security wage base, which was $106,800 in 2009, up to the applicable Internal Revenue Code limit of 5.7% of compensation.

The Named Executive Officers are 100% vested in their deferrals and in all matching and safe-harbor contributions. They are also 100% vested in all benefits that are provided under the nonqualified plans. However, they become vested in their profit sharing contributions under the qualified plans at the rate of 20% for each year of service and are fully vested after completing five years of service. All of the Named Executive Officers are 100% vested in all profit sharing benefits because each Named Executive Officer has been employed for at least five years.

Benefits under the qualified plans are generally payable at any time following a termination of employment. Participants have the right to invest their qualified plan account balances among various investment options that are offered by the plans’ trustee. Participants can elect various forms of payment including lump sum distributions and installments.

The defined contribution nonqualified retirement plans are structured as simplified “pay-as-you-go” plans, based on the Compensation Committee’s desire to:

•	avoid additional statutory and regulatory restrictions applied to nonqualified deferred compensation plans under Section 409A of the Internal Revenue Code;

•	simplify plan administration and recordkeeping;

•	eliminate the risk to the executives based on the unfunded nature of these plans; and

•	avoid any additional onerous changes and restrictions that may be applied to deferred compensation arrangements in the future.

Under the simplified “pay-as-you-go” plans:

•	participants’ account balances, other than excess profit sharing benefits, are credited with earnings during the year based on the rate of return of the Vanguard RST fixed income fund, which is one of the investment funds under the qualified plans. The maximum annual earnings rate for this purpose is 14%;

•	no interest is credited on excess profit sharing benefits;

•	the amounts credited under the plans each year will be paid during the period from January 1st to March 15th of the following year; and

•	the amounts credited under the plans each year will be increased by 15% to reflect the immediately taxable nature of the payments. The 15% increase will apply to all benefits other than the portion of the excess 401(k) benefits that are in excess of the amount needed to obtain a full employer matching contribution under the plans.

Certain Named Executive Officers also maintain account balances under various deferred compensation plans that were frozen effective December 31, 2007.

•	Mr. Rankin: Mr. Rankin maintains account balances under The NACCO Industries, Inc. Unfunded Benefit Plan, which we refer to as the Frozen NACCO Unfunded Plan, and the Retirement Benefit Plan for Alfred M. Rankin, Jr., which we refer to as the Frozen Rankin Retirement Plan.

•	Dr. Morecroft: Dr. Morecroft maintains an account balance under the Hamilton Beach Brands, Inc. Unfunded Benefit Plan, which we refer to as the Frozen HBB Unfunded Plan.

•	Mr. Benson: Mr. Benson maintains an account balance under The North American Coal Corporation Deferred Compensation Plan for Management Employees, which we refer to as the Frozen NA Coal Unfunded Plan.

The frozen account balances are subject to the following rules:

•	No additional benefits are credited to the frozen plans (other than interest credits).

•	The frozen account balances are credited with interest each year. Interest credits will be based on the greater of 5% or a ROTCE-based rate. The maximum interest rate for this purpose is 14%. The amount of the annual interest credits, increased by 15% to reflect the immediately taxable nature of the payments, will be paid to these Named Executive Officers during the period from January 1st to March 15th of the following year.

•	The frozen account balances (including unpaid interest for the year of payment, if any) will be paid at the earlier of termination of employment (subject to a six-month delay if required under Section 409A of the Internal Revenue Code) or a change in control.

•	Upon payment of the frozen account balances, a determination will be made whether the highest incremental state and federal personal income tax rates in the year of payment exceed the rates that were in effect in 2008 when all other nonqualified participants received their nonqualified plan payment. In the event the rates have increased, an additional tax gross-up payment will be paid to the Named Executive Officer. The Compensation Committee determined that the Company or the subsidiary, as applicable, and not the executive, should bear the risk of a tax increase after 2008 since the Named Executive Officers would have received payment of their frozen account balances in 2008 were it not for the adverse income tax impact on the Company. No other tax gross-ups (such as gross-ups for excise or other taxes) will be paid.

Refer to “— Employment and Severance Agreements and Change in Control Payments” below for a description of the impact of a change in control on the terms of the nonqualified deferred compensation plans.

Refer to “— Nonqualified Deferred Compensation Benefits” below for a more detailed description of the current and frozen plans.

Other Benefits

All salaried U.S. employees, including the Named Executive Officers, participate in a variety of health and welfare benefit plans that are designed to enable the Company to attract and retain its workforce in a competitive marketplace.

Perquisites and Other Personal Benefits

Although the Company provides limited perquisites and other personal benefits to certain executives (mostly outside of the United States), the Company does not believe these perquisites and other personal benefits constitute a material component of the executive officer’s compensation package.

Employment and Severance Agreements and Change in Control Payments

Upon a Named Executive Officer’s termination of employment with us for any reason, the Named Executive Officer (and all other employees) are entitled to:

•	amounts or benefits earned or accrued during their term of employment, including earned but unpaid salary and accrued but unused vacation pay; and

•	benefits that are provided under the retirement plans, incentive compensation plans and nonqualified deferred compensation plans at termination of employment that are further described in this proxy statement.

Upon a Named Executive Officer’s termination of employment in certain circumstances and in accordance with the terms of the plans, the Named Executive Officers are also entitled to severance pay and continuation of certain health benefits provided under broad-based severance pay plans that are generally available to all salaried employees of the Company and its subsidiaries that provide benefits for a stated period of time based on length of service, with various maximum time periods.

Other than the consulting agreements that the Company entered into with Dr. Morecroft, none of the Named Executive Officers has an employment agreement that provides for a fixed period of employment, fixed positions or duties, or for a fixed base salary or actual or target annual bonus. In addition, there are no pre-arranged severance agreements with any of the Named Executive Officers and the Compensation Committee must review and approve any material severance payment that is in excess of the amount the Named Executive Officer is otherwise entitled to receive under the broad-based severance plans.

Change in control provisions are included in certain long-term incentive compensation and nonqualified defined contribution retirement plans. In order to advance the compensation objective of attracting, retaining and motivating qualified management, the Compensation Committee believes that it is appropriate to provide limited change in control protections to certain of the Named Executive Officers and other employees.

The account balances under the NA Coal Long-Term Plan, the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), which we refer to as the HBB Long-Term Plan, and the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (For the Period from January 1, 2003 through December 31, 2007), which we refer to as the Frozen HBB Long-Term Plan, and all of the nonqualified defined contribution plans will automatically be paid in the form of a lump sum payment in the event of a change in control of the participant’s employer. The Compensation Committee believes that the change in control payment trigger is appropriate due to the unfunded nature of the benefits provided under these plans. The Compensation Committee believes that the skills, experience and services of its key management employees are a strong factor in the success of the Company and that the occurrence of a change in control transaction would create uncertainty for these employees. The Compensation Committee believes that some key management employees would consider terminating employment in order to trigger the payment of their unfunded benefits if an immediate payment is not made when a change in control occurs. The change in control payment trigger is designed to encourage key management employees to remain employed during and after a change in control.

The change in control payment trigger under the Frozen HBB Long-Term Plan and the nonqualified defined contribution plans does not increase the amount of the benefits payable under those plans. Participants will only receive their account balance (including interest) as of the date of the change in control. The change in control provisions under the NA Coal Long-Term Plan and the HBB Long-Term Plan, in addition to providing for the immediate payment of the account balance (plus interest) as of the date of the change in control, also provide for the payment of a pro-rated award target for the year of the change in control.

Importantly, these change in control provisions are not employment agreements and do not guarantee employment for any of the executives for any period of time. In addition, none of the payments under the long-term plans or the nonqualified deferred compensation plans will be “grossed up” for any excise taxes imposed on the executives as a result of the receipt of payments upon a change in control.

For a further discussion of the potential payments that may be made to the Named Executive Officers in connection with a change in control, please see “— Potential Payments Upon a Change in Control” beginning on page 51.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which we refer to as Code Section 162(m), which provides that the Company may not deduct compensation of more than $1 million that is paid to certain individuals. For 2009, the NACCO Long-Term Plan was used so that, together with steps taken by the Compensation Committee in the administration of the plan, payouts on awards made under the plan should not count towards the $1 million cap, which the law imposes for purposes of federal income tax deductibility.

While the Compensation Committee intends generally to preserve the deductibility of compensation payable to the Company’s executive officers, as appropriate, deductibility will be only one factor among a number of factors considered in determining appropriate levels or modes of compensation. The Company intends to maintain the flexibility to compensate executive officers based upon an overall determination of what it believes is in the best interests of the Company and its stockholders.

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments in accordance with the requirements of FASB ASC Topic 718 (previously known as FAS 123R Share-Based Payment). Based on FASB ASC Topic 718, the grant date of the Company’s awards under the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan for this purpose was the date on which the shares of Class A Common were issued, which occurred in the year following the year in which the shares of Class A Common were earned. See Note 2 of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for more information regarding accounting treatment of our equity awards.

Stock Ownership Guidelines

While the Company encourages the executive officers to own shares of Class A Common, it does not have any formal policy requiring the executive officers to own any specified amount of Class A Common.

However, the shares of Class A Common granted to the Company’s executive officers under the NACCO Long-Term Plan and NACCO Supplemental Long-Term Plan generally must be held for a period of ten years. Executive officers of the subsidiaries do not have a similar requirement as they are compensated based on the performance of their own businesses and not on the performance of the Company, and as a result, do not receive shares of Class A Common.

Role of Executive Officers in Compensation Decisions

The Company’s management, in particular the Chief Executive Officer of the Company and the Chief Executive Officer of each subsidiary, reviews the Company’s goals and objectives relevant to the compensation of the Company’s executive officers. The Chief Executive Officer of the Company annually reviews the performance of each executive officer (other than the Chief Executive Officer, whose performance is reviewed by the Compensation Committee) and makes recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, to the Compensation Committee. In addition to the Chief Executive Officer’s recommendations, the Compensation Committee considers recommendations made by the Company’s independent outside compensation consultant, which bases its recommendations upon an analysis of similar positions at a broad range of domestic industries, as well as an understanding of the Company’s policies and objectives, as described above. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. After considering these recommendations, the Compensation Committee determines the base salary and incentive compensation levels for the executive officers, including each Named Executive Officer, and any additional discretionary payments.

Executive Compensation Program for 2010

The Company’s executive compensation program for 2010 will be structured in a manner similar to the 2009 program. Principal changes to be considered include any appropriate modifications to salary midpoints and base salaries in view of internal considerations as well as marketplace practice as reflected in analyses, general industry survey data and the recommendations of the Hay Group based on an updated All Industrials survey.

In addition, the following changes have been made or are expected to be made to our compensation program for 2010:

•	The Hay Group prepared an analysis of the short-term and long-term incentive compensation targets for employees of the Company and its subsidiaries compared to an updated 2010 All Industrials survey. Based on this analysis, the Compensation Committee adjusted the short-term and long-term incentive compensation targets for employees at certain Hay salary grades for 2010.

•	2.5% of the 10% reduction in base salaries for the employees of NMHG was restored effective January 1, 2010 and 5% of the 10% reduction in base salaries for all NACCO employees who are eligible to participate in the NACCO Short-Term Plan, including Mr. Rankin and Mr. Schilling, was restored effective January 1, 2010. The Compensation Committee does not intend for the remaining salary reductions at NACCO and NMHG to be permanent. If economic and business conditions improve in 2010, the Company and NMHG may take action to modify or eliminate these reductions.

•	The NACCO and NMHG qualified and nonqualified profit sharing contributions that were suspended for 2009 are expected to be reinstated during 2010 for all employees, including the Named Executive Officers.

•	The HBB qualified and nonqualified profit sharing contributions that were reduced in 2009 were reinstated effective January 1, 2010 for all eligible employees other than Dr. Morecroft, who retired effective December 31, 2009.

•	The HBB qualified and nonqualified substitute 401(k) matching contributions that were suspended in 2009 were reinstated effective January 1, 2010 for all eligible employees, other than Dr. Morecroft, who retired effective December 31, 2009.

•	The short-term incentive compensation plans for NMHG, HBB and KC will be reinstated for all eligible employees during the first quarter of 2010.

•	The NMHG, HBB and KC long-term plans that have been in effect from January 1, 2008 through December 31, 2009 have been terminated. No awards are outstanding under the terminated plans. The Compensation Committee adopted substantially similar replacement long-term plans. The NMHG and HBB replacement plans were adopted by the Compensation Committee subject to stockholder approval in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code. See “Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010)” on page 61 and “Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010)” on page 64.

•	The NA Coal Compensation Committee replaced the NA Coal Short-Term Plan with a substantially similar short-term plan. The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010), which we refer to as the NA Coal Annual Plan, was adopted by the Compensation Committee subject to stockholder approval in order to obtain income tax deductions for all or a portion of the awards payable to the Named Executive Officers under the plan under Section 162(m) of the Internal Revenue Code. See “Approval, for purposes of Section 162(m) of the Internal Revenue Code, of The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010)” on page 69.

•	Based on the Compensation Committee’s consideration of the current and anticipated economic and business conditions, the short-term and long-term incentive compensation award targets for eligible employees of NACCO, including the Named Executive Officers, will be based on the full Hay Group recommended amounts for 2010, as adjusted for the results of the 2010 All Industrials survey.

•	The NACCO Industries, Inc. Supplemental Short-Term Plan was terminated effective December 31, 2009. The Compensation Committee replaced the Supplemental Short-Term Plan and the NACCO Short-Term Plan with a substantially similar short-term plan that combines the provisions of both such plans. The NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010), which we refer to as the NACCO Annual Plan, was adopted by the Compensation Committee subject to stockholder approval in order to obtain income tax deductions for all or a portion of the awards payable to the Named Executive Officers under the plan under Section 162(m) of the Internal Revenue Code. See “Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010)” on page 66.

•	The NACCO Long-Term Plan was amended and restated, effective February 1, 2010 to, among other things, increase by 174,044 the number of shares of Class A Common Shares available for issuance and expand the list of permitted performance objectives and to include payment provisions upon a change in control. The NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010) was adopted by the Board of Directors subject to stockholder approval in order to satisfy the approval requirements of Section 162(m) of the Internal Revenue Code. See “Approval, for purposes of Section 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange’s listing standards, of the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010)” on page 58.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K.

RICHARD DE J. OSBORNE, CHAIRMAN	IAN M. ROSS
OWSLEY BROWN II	EUGENE WONG

Summary Compensation Table

The following table sets forth the compensation for services of the Named Executive Officers of the Company in all capacities to the Company and its subsidiaries.

SUMMARY COMPENSATION TABLE
For Fiscal Year Ended December 31, 2009

							Change in
							Pension Value (4)
							and Nonqualified
					Non-Equity		Deferred
			Bonus	Stock	Incentive Plan		Compensation	All Other
Name and Principal		Salary(1)	(2)(3)	Awards(3)	Compensation(3)		Earnings(5)	Compensation		Total
Position	Year	($)	($)	($)	($)		($)	($)		($)

Alfred M. Rankin, Jr.	2009	1,138,798	552,245	665,388	554,168	(6)	473,137	104,598	(7)	3,488,334
Chairman, President	2008	1,238,504	—	—	161,421	(6)	146,631	419,611		1,966,167
and Chief Executive Officer of the Company	2007	1,196,940	—	907,065	1,387,706	(6)	576,361	472,295		4,540,367
Kenneth C. Schilling	2009	265,904	67,215	46,904	58,718	(6)	4,951	3,325	(7)	447,017
Vice President and	2008	274,552	—	—	26,019	(6)	7,861	40,330		383,820
Controller of the Company and Vice President and Chief Financial Officer of NMHG	2007	262,960	—	35,058	111,942	(6)	15,064	50,148		475,172
Robert L. Benson	2009	411,320	—	—	926,955	(9)	164,380	126,378	(7)	1,629,033
President and Chief Executive Officer of NA Coal(8)	2008	389,720	—	—	607,684		129,051	121,588		1,248,043
Michael J. Morecroft	2009	584,196	—	—	—	(11)	122,533	895,245	(7)	1,601,974
President and Chief	2008	575,712	—	—	69,726	(11)	101,080	784,813		1,531,331
Executive Officer of HBB and Consultant to the Company(10)	2007	544,284	—	—	834,788	(11)	63,398	167,686		1,610,156
Douglas L. Darby	2009	240,597	—	—	307,833	(9)	59,022	57,782	(7)	665,234
Vice President — Southern Operations of NA Coal(12)

(1)	As required under the current disclosure requirements of the SEC, the amounts reported under the “Salary” column include both the base salary and the fixed dollar amount of cash paid in lieu of perquisites for each Named Executive Officer. Refer to the “— Compensation Discussion and Analysis,” which begins on page 20, for further information on the Company’s compensation philosophy with respect to perquisites.

(2)	The discretionary cash bonuses that were granted to Messrs. Rankin and Schilling for 2009 consist of the sum of (i) the discretionary cash bonuses described under the heading “— Other Compensation of Named Executive Officers — Discretionary Cash Bonuses,” which were $274,140 and $44,040 for Messrs. Rankin and Schilling, respectively, and (ii) the cash portion of the discretionary award granted under the NACCO Supplemental Long-Term Plan described in “— Other Compensation of Named Executive Officers — Discretionary Awards Under the NACCO Supplemental Long-Term Plan” and further described in note (3) below, which were $278,105 and $23,175 for Messrs. Rankin and Schilling, respectively.

(3)	As required under current disclosure requirements of the SEC, the amounts reported in the Stock Award column represent the aggregate grant date fair value of the shares of Class A Common that were granted to Named Executive Officers of the Company for awards under the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan computed in accordance with FASB ASC Topic 718. Based on FASB ASC Topic 718, the grant date of the Company’s awards under the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan for this purpose is the date on which the shares are issued, which is the date after the end of the fiscal year in which the services are performed. However, based on additional SEC guidance, the share awards that are payable under the NACCO Long-Term Plan are required to be reported for the year in which the employee’s service inception date for such award occurs (i.e., the year earned), while the discretionary share awards that are payable under the NACCO Supplemental Long-Term Plan are required to be reported for the year in which such awards are granted (i.e., the year paid). As a result, the share awards shown in the table reflect the following:

• 2009: The amount shown reflects the shares that were granted on the service inception date in March 2009 and issued January 29, 2010 under the NACCO Long-Term Plan for 2009 performance but does not reflect the shares that were issued in the discretion of the Compensation Committee on January 29, 2010 under the NACCO Supplemental Plan for 2009 performance.

• 2008: The amount shown reflects that no shares were issued for 2008 performance.

• 2007: The amount shown reflects the shares that were granted on the service inception date in March 2007 and issued on February 12, 2008 under the NACCO Long-Term Plan for 2007 performance.

The amount shown is based on grant date fair value as determined in accordance with FASB ASC Topic 718, rather than the value of the award as of the service inception date, because the amount reflects the actual amount received by the Named Executive Officers for 2009 and 2007 performance and more accurately reflects the amount of the Named Executive Officer’s total compensation for 2009 and 2007.

The current disclosure requirements of the SEC require that the cash portion of the awards that are paid under the NACCO long-term plans be included in the year in which it was earned, not paid. As a result, the total amount of the awards under the NACCO Long-Term Plan are reported in the same year (the year earned, not paid); however, the share portion of the awards under the NACCO Supplemental Long-Term Plan and the cash portion of such awards are reported in different years in the Summary Compensation Table. Based on the applicable requirements, the cash portion of the awards paid under the NACCO Supplemental Long-Term Plan for 2009 performance is shown under the “Bonus” column in the above table.

In order to disclose the total NACCO long-term plan awards for each of the years in which the awards were earned, the following table sets forth the stock portion of long-term plan compensation for Messrs. Rankin and Schilling in the year it was earned (regardless of when the shares were issued), as well as what their total compensation would have been if the stock portion of the award under the NACCO Supplemental Long-Term Plan for 2009 was included in the Summary Compensation Table in the year it was earned:

		Stock Awards	Total
Named Executive Officer	Year	($)	($)

Mr. Rankin	2009	$1,319,868	$4,142,814
Mr. Schilling	2009	$101,444	$501,557

(4)	Amounts listed in this column include the aggregate change in the actuarial present value of accumulated plan benefits under all defined benefit pension plans of the Company and its subsidiaries, as described in more detail in the Pension Benefits Table on page 55. For 2009, the following amounts were included: $4,951 for Mr. Schilling, $18,673 for Dr. Morecroft, $139,245 for Mr. Benson and $56,087 for Mr. Darby. $0 was included for Mr. Rankin because he does not participate in any defined benefit pension plans.

(5)	Amounts listed in this column also include the interest that is in excess of 120% of the federal long-term interest rate, compounded monthly, that was credited to the executives’ accounts under the nonqualified deferred compensation plans of the Company and its subsidiaries, as described in more detail in the Nonqualified Deferred Compensation Table on page 52. For 2009, the following amounts were included: $473,137 for Mr. Rankin; $0 for Mr. Schilling; $103,860 for Dr. Morecroft; $25,135 for Mr. Benson and $2,935 for Mr. Darby.

(6)	The amounts listed for Mr. Rankin and Mr. Schilling include the cash payments under the NACCO Short-Term Plan and the NACCO Long-Term Plan that were earned during 2009, 2008 and 2007, respectively. Refer to note (3) above.

(7)	All other compensation earned or allocated during 2009 for each of the Named Executive Officers is as follows:

	Alfred M.	Kenneth C.	Robert L.	Michael J.	Douglas L.
	Rankin, Jr.	Schilling	Benson	Morecroft	Darby

Employer Qualified Matching Contributions	$2,589	$605	$12,250	$0	$12,250
Employer Nonqualified Matching Contributions	$0	$0	$21,878	$0	$7,148
Employer Qualified Profit Sharing Contributions	$0	$0	$19,160	$0	$19,160
Employer Nonqualified Profit Sharing Contributions	$0	$0	$56,318	$0	$14,297
Other Qualified Employer Retirement Contributions	$0	$0	$0	$1,444	$0
Other Nonqualified Employer Retirement Contributions	$62,850	$0	$0	$0	$0
Employer Paid Life Insurance Premiums	$9,918	$1,746	$11,705	$9,062	$3,444
Consulting Fees	$0	$0	$0	$880,000	$0
Perquisites and Other Personal Benefits	$28,267	$0	$1,405	$3,674	$0
Other	$974	$974	$3,662	$1,065	$1,483

Total	$104,598	$3,325	$126,378	$895,245	$57,782

The Company does not provide Mr. Rankin with any defined benefit pension benefits. Of the $104,598 in other compensation shown above for Mr. Rankin, $62,850 represents defined contribution retirement benefits earned in 2009.

The $28,267 listed for Mr. Rankin’s perquisites and other personal benefits is the aggregate incremental cost to the Company of his personal use of the corporate aircraft to attend board meetings of other non-related for-profit companies. The Compensation Committee has determined that it is in the best interest of the Company and its stockholders that Mr. Rankin serve on these boards. The aggregate incremental cost is determined on a per flight basis and includes the cost of actual fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip related hanger and parking costs and crew expenses and other variable costs specifically incurred.

Perquisites for Mr. Benson include spousal travel and meal expenses and related tax gross-ups. Perquisites for Dr. Morecroft include travel vouchers and related tax-gross up.

Amounts listed in “Other” include the annual employer-paid premiums paid for personal excess liability insurance and executive travel accident insurance, payments in lieu of life insurance, floating holiday pay, employer “flex credits” and employer-paid wellness subsidies.

(8)	Mr. Benson was not a Named Executive Officer for 2007.

(9)	The amounts listed for 2009 include a cash payment of $336,834 and $133,286 to Mr. Benson and Mr. Darby, respectively, under the NA Coal Short-Term Plan and $590,121 and $174,547, respectively, representing the value of their awards under the NA Coal Long-Term Plan.

(10)	Dr. Morecroft retired effective December 31, 2009.

(11)	The HBB Short-Term Plan and the HBB Long-Term Plan were suspended for 2009 and no amounts were paid to any HBB employee, including Dr. Morecroft, under those plans for 2009. The amount listed for 2008 is the cash payment to Dr. Morecroft under the HBB Short-Term Plan. No awards were paid to any participant under the HBB Long-Term Plan for 2008. The amounts listed for 2007 include the value of the awards to Dr. Morecroft under the Frozen HBB Long-Term Plan for that year.

(12)	Mr. Darby was not a Named Executive Officer for 2008 and 2007.

Grants of Plan Based Awards

The following table sets forth information concerning awards granted to the Named Executive Officers for fiscal year 2009 and estimated payouts in the future, under the incentive compensation plans of the Company and its principal subsidiaries.

GRANTS OF PLAN-BASED AWARDS
For Fiscal Year Ended December 31, 2009

					Estimated Future or
			Estimated Future or Possible		Possible Payouts Under		Grant Date
			Payouts Under Non-Equity		Equity Incentive Plan		Fair Value
			Incentive Plan Awards(1)		Awards		of Stock
	Grant		Target	Maximum	Target	Maximum	Awards(2)
Name	Date	Plan Name	($)	($)	($)	($)	($)

Alfred M. Rankin, Jr.	N/A	NACCO Short-Term Plan(3)	$205,605	$308,408	$0	$0	N/A
	1/29/10	NACCO Long-Term Plan(4)	$188,500	$282,750	$350,070	$525,107	$665,388
Kenneth C. Schilling	N/A	NACCO Short-Term Plan(3)	$29,360	$44,040	$0	$0	N/A
	1/29/10	NACCO Long-Term Plan(4)	$13,295	$19,942	$24,690	$37,036	$46,904
Robert L. Benson	N/A	NA Coal Short-Term Plan(3)	$229,460	$344,190	$0	$0	N/A
	N/A	NA Coal Long-Term Plan(5)	$333,760	N/A	$0	$0	N/A
Michael J. Morecroft	N/A	N/A(6)	$0	$0	$0	$0	N/A
Douglas L. Darby	N/A	NA Coal Short-Term Plan(3)	$98,720	$148,080	$0	$0	N/A
	N/A	NA Coal Long-Term Plan(5)	$98,720	N/A	$0	$0	N/A

(1)	There are no minimum or threshold payouts to the Named Executive Officers under any of the incentive plans of the Company and its subsidiaries.

(2)	Amounts in this column reflect the grant date fair value of shares of Class A Common that were granted and issued to Named Executive Officers of the Company for the 2009 performance period under the NACCO Long-Term Plan. The amounts shown in this column are also reflected in the Summary Compensation Table on page 45. The amount shown is based on grant date fair value as determined in accordance with FASB ASC Topic 718, rather than the value of the award as of the service inception date, because the amount reflects the actual amount received by the Named Executive Officers for 2009 performance and more accurately reflects the amount of the Named Executive Officer’s total compensation for 2009.

(3)	Awards under the NACCO Short-Term Plan and the NA Coal Short-Term Plan are based on a one-year performance period that consists solely of the 2009 calendar year. The awards are paid out, in cash, as soon as practicable after they are calculated and approved by the Compensation Committee. Therefore, there is no post-2009 payout opportunity under these plans. The amounts disclosed in this table are the target and maximum awards that were initially communicated to the executives when the targets were established by the Compensation Committee, which reflect the reduced award targets for the Named Executive Officers of the Company. The amount the executives actually received, after the final payout was calculated based on the actual performance compared to the pre-established performance goals, is disclosed in the Summary Compensation Table and the related footnotes.

(4)	These amounts reflect the awards under the NACCO Long-Term Plan. Awards under the NACCO Long-Term Plan are based on a one-year performance period that consists solely of the 2009 calendar year. The awards are paid out, partially in stock and partially in cash, as soon as practicable after they are calculated and approved by the Compensation Committee. Therefore, there is no post-2009 payout opportunity for an award under the NACCO Long-Term Plan. The amounts disclosed in this table are the dollar values of the target and maximum awards that were initially communicated to the executives when the targets were established by the Compensation Committee, which reflect the reduced award targets for the Named Executive Officers of the Company. The cash portion of the payment, representing 35% of the total payment, is listed under the Estimated Future or Possible Payouts Under Non-Equity Incentive Plan Awards column of this table. The remaining 65% of those amounts, reflecting the stock portion of the payments, is listed under the Estimated Future or Possible Payouts Under Equity Incentive Plan Awards column of this table. To determine the number of shares that are actually issued, the stock portion of the dollar value of the award is divided by the average closing price of shares of Class A Common on the New York Stock Exchange at the end of each week during the relevant period specified in the NACCO Long-Term Plan, as discussed beginning on page 32 under the heading “Compensation Discussion and Analysis — Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation.” The number of shares of Class A Common that the Named Executive Officers actually received, after the target award was adjusted to reflect actual company performance against the pre-established performance goals, is disclosed in the Stock Vested Table below. The amounts listed above do not reflect stock awards issued in 2010 under the NACCO Supplemental Long-Term Plan for 2009 performance. See note (3) to the Summary Compensation Table.

(5)	These amounts reflect the dollar value of Mr. Benson’s and Mr. Darby’s award targets for the 2009 performance period under the NA Coal Long-Term Plan. There is no maximum award limit. The value of the actual awards for 2009 is disclosed in note (9) to the Summary Compensation Table on page 47.

(6)	The HBB Short-Term Plan and the HBB Long-Term Plan were suspended for 2009. No target amounts were adopted and no awards were made to any HBB employee under the plans for 2009, including Dr. Morecroft.

Description of Material Factors Relating to the Summary Compensation Table and Grants of Plan-Based Awards Table

As described in detail in the “— Compensation Discussion and Analysis” which begins on page 20, (1) Dr. Morecroft and the Company entered into a consulting agreement under which Dr. Morecroft provided certain consulting services to the Company and its subsidiaries during 2008 and 2009 and (2) Dr. Morecroft and HBB entered into an agreement which compensates Dr. Morecroft for services as a director beginning January 1, 2010.

The compensation of the Named Executive Officers consists of various components, including base salary, which includes a fixed dollar amount of cash in lieu of perquisites, short-term cash incentives and long-term equity incentives for employees of the Company or non-equity long-term incentives for employees of the Company’s subsidiaries. Dr. Morecroft also received consulting fees for 2008 and 2009. All of the Named Executive Officers also receive various retirement benefits. Each of these components is described in detail in the “— Compensation Discussion and Analysis” which begins on page 20. Additional details of certain components are provided below.

Equity Compensation

Certain key management employees of the Company participate in the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan. As described in more detail in the “— Compensation Discussion and Analysis” beginning on page 20, awards are based on the one-year performance period of 2009 and are immediately vested and paid when approved by the Compensation Committee. Therefore, no equity awards remain outstanding as of December 31, 2009.

Awards under the NACCO Long-Term Plan and the NACCO Supplemental Long-Term Plan are paid partially in cash and partially in the form of fully vested shares of Class A Common. While the stock is fully vested at the time of grant, it is subject to transfer restrictions for a period of ten years from the date of grant. Refer to the “— Compensation Discussion and Analysis” beginning on page 20 for a description of the transfer restrictions applicable to the shares of Class A Common issued under the NACCO long-term plans. The following table reflects the actual vested awards that were granted under the NACCO Long-Term Plan for in 2009:

STOCK VESTED
As of Fiscal Year Ended December 31, 2009

	Number of Shares
	Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)

Alfred M. Rankin, Jr.	12,200	$665,388
Kenneth C. Schilling	860	$46,904
Robert L. Benson	0	$0
Michael J. Morecroft	0	$0
Douglas L. Darby	0	$0

The amounts listed in the above table do not reflect stock awards issued in 2010 under the NACCO Supplemental Long-Term Plan for 2009 performance. See note (3) to Summary Compensation Table.

Stock Options

The Company did not grant any stock options under the Company’s 1975 Stock Option Plan or 1981 Stock Option Plan during the fiscal year ended December 31, 2009 to any person, including the Named Executive Officers. The Company has not granted stock options since 1989 in the belief that the likely value realized is unclear both in amount and in its relationship to performance. At December 31, 2009, there were no outstanding options to purchase shares of Class A Common or Class B Common.

Potential Payments Upon a Change in Control

As discussed in more detail in the “— Compensation Discussion and Analysis” beginning on page 20, the following change in control provisions are contained in certain long-term incentive compensation and nonqualified defined contribution retirement plans:

•	the account balances as of the date of the change in control under the NA Coal Long-Term Plan, the HBB Long-Term Plan and the HBB Frozen Long-Term Plan and all of the nonqualified defined contribution plans will automatically be paid in the form of a lump sum payment in the event of a change in control of the Company or the participant’s employer; and

•	the change in control provisions under the NA Coal Long-Term Plan and the HBB Long-Term Plan, in addition to providing for the immediate payment of the account balance (plus interest) as of the date of the change in control, also provide for the payment of a pro-rated award target for the year of the change in control.

A “change in control” for purposes of these plans generally consists of any of the following; provided that the event otherwise qualifies as a change in control under the regulations issued under Section 409A of the Internal Revenue Code:

(1) An acquisition of more than 50% of the voting securities of the Company (for those plans which cover the employees of the Company) or the voting securities of the subsidiary (for those plans which cover the employees of the subsidiary); other than acquisitions directly from the Company or the subsidiary, as applicable, involving:

•	any employee benefit plan;

•	the Company;

•	the applicable subsidiary or one of its affiliates; or

•	the parties to the stockholders’ agreement discussed under “— Amount and Nature of Beneficial Ownership — Class B Common Stock” on page 8;

(2) The members of the Company’s current Board of Directors (and their approved successors) ceasing to constitute a majority of the Company’s Board of Directors or, if applicable, the board of directors of a successor of the Company;

(3) For those plans that cover the employees of a subsidiary, the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the subsidiary and its affiliates, excluding a business combination pursuant to which the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of the applicable entity immediately prior to such business combination continue to hold at least 50% of the voting securities of the successor;

(4) For all plans, the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation, or other transaction involving the Company excluding, however, a business combination pursuant to which both of the following apply:

•	the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of the Company immediately prior to such business combination continue to hold at least 50% of the voting securities of the successor; and

•	at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company providing for such business combination, at least a majority of the members of the Board of Directors of the Company were incumbent directors.

For purposes of calculating the amount of any potential payments to the Named Executive Officers under the table provided below, we have assumed that a change in control occurred on December 31, 2009. With that assumption taken as given, we believe that the remaining assumptions listed below, which are necessary to produce these estimates, are reasonable individually and in the aggregate. However, there can be no assurance that a change in control would produce the same or similar results as those described if it occurs on any other date or if any assumption is not correct in fact.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

	Estimated Total	Estimated Total	Estimated Total
	Value of Cash	Value of Cash	Value of Cash
	Payments — Based	Payments — Based	Payments — Based
	on Long-Term	on Accrued Balance	on Accrued Balance
	Plan Award Target	in Long-Term Plan	in Nonqualified	Estimated Total
	in Year of Change	in Year of Change	Deferred	Value of all Cash
	in Control	in Control	Compensation Plans	Payments
Name	($)(1)	($)(2)	($)(3)	($)

Alfred M. Rankin, Jr.	$0	$0	$13,913,926	$13,913,926
Kenneth C. Schilling	$0	$0	$0	$0
Robert L. Benson	$333,760	$1,034,615	$642,535	$2,010,910
Michael J. Morecroft	$0	$2,993,129	$2,081,425	$5,074,554
Douglas L. Darby	$98,720	$212,704	$108,707	$420,131

(1)	This column reflects the award targets for Messrs. Benson and Darby for 2009 under the NA Coal Long-Term Plan. Under the change in control provisions of that plan, they would have been entitled to receive their award targets for 2009 if a change in control had occurred on December 31, 2009. The Company’s long-term plans did not contain any change in control provisions in 2009 and no award targets were granted under the HBB Long-Term Plan for 2009.

(2)	This column reflects the December 31, 2009 account balance of Dr. Morecroft under the Frozen HBB Long-Term Plan and the account balances of Messrs. Benson and Darby under the NA Coal Long-Term Plan, reduced by the 2009 award. Under the change in control provisions of those plans, these Named Executive Officers would have been entitled to receive payment of their entire account balances under those plans if a change in control had occurred on December 31, 2009. The Company’s long-term plans did not contain any change in control provisions in 2009.

(3)	This column reflects the account balances of the Named Executive Officers as of December 31, 2009 under all of the defined contribution, nonqualified deferred compensation plans. Under the change in control provisions of those plans, all of the Named Executive Officers would have been entitled to receive payment of their entire account balances under those plans if a change in control had occurred on December 31, 2009. These plans are discussed in more detail under “— Nonqualified Deferred Compensation Benefits” below.

Nonqualified Deferred Compensation Benefits

The following table sets forth information concerning benefits earned by, and paid to, the Named Executive Officers under the nonqualified defined contribution, deferred compensation plans of the Company and its subsidiaries.

NONQUALIFIED DEFERRED COMPENSATION
For Fiscal Year Ended December 31, 2009

							Aggregate
	Nonqualified	Executive		Registrant		Aggregate	Withdrawals/		Aggregate
	Deferred	Contributions		Contributions		Earnings	Distributions		Balance
	Compensation	in 2009		in 2009		in 2009(2)	in 2009		at 12/31/09
Name	Plan	($)(1)		($)		($)	($)		($)

Alfred M. Rankin, Jr.	Frozen NACCO Unfunded Plan	$0	(3)	$0	(3)	$351,483	$206,634	(4)	$4,458,199	(5)
	Frozen Rankin Retirement Plan	$0	(3)	$0	(3)	$735,494	$429,952	(4)	$9,328,938	(6)
	NACCO Excess Plan	$48,511		$62,850	(7)	$17,836	$517,531	(8)	$128,789	(9)
Kenneth C. Schilling	NACCO Excess Plan	$0		$0	(7)	$29	$32,213	(8)	$0	(9)
Robert L. Benson	Frozen NA Coal Unfunded Plan	$0	(3)	$0	(3)	$36,633	$22,526	(4)	$496,107	(11)
	NA Coal Excess Plan	$51,756		$78,196	(7)	$16,476	$141,774	(8)	$146,428	(12)
	NA Coal Long-Term Plan	$0		$590,121	(13)	$32,388	$0		$1,624,736	(14)
Michael J. Morecroft	Frozen HBB Unfunded Plan	$0	(3)	$0	(3)	$159,861	$126,432	(4)	$2,081,425	(10)
	HBB Excess Plan	$0		$0	(7)	$0	$115,345	(8)	$0	(15)
	Frozen HBB Long-Term Plan	$0	(16)	$0	(16)	$207,331	$548,356	(17)	$2,993,129	(18)
Douglas L. Darby	NA Coal Excess Plan	$80,493		$21,446	(7)	$6,769	$83,053	(8)	$108,707	(12)
	NA Coal Long-Term Plan	$0		$174,547	(13)	$6,637	$0		$387,251	(14)

(1)	These amounts, which were otherwise payable in 2009 but were deferred at the election of the executives, are also included in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	The above-market earnings portion of the amounts shown in this column is also reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column and described in the footnotes of the Summary Compensation Table.

(3)	As described in more detail in the “— Compensation Discussion and Analysis” beginning on page 20, the Frozen NACCO Unfunded Plan, the Frozen Rankin Retirement Plan, the Frozen HBB Unfunded Plan and the Frozen NA Coal Unfunded Plan were each frozen effective December 31, 2007 and we refer to these plans collectively as the Frozen Unfunded Plans. No additional contributions (other than interest credits) were made to these plans since that date.

(4)	The Named Executive Officers who participate in the Frozen Unfunded Plans will receive payment of their December 31, 2007 account balances the earlier of a change in control or termination of employment (with a six month delay if required by Section 409A of the Internal Revenue Code). However, the interest that is accrued under the Frozen Unfunded Plans each calendar year is paid to those Named Executive Officers no later than March 15th of the following year. Because the interest that was credited to their accounts for 2008 was paid in 2009, it is reflected as a distribution for 2009.

(5)	The account balance under the Frozen NACCO Unfunded Plan includes all above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of Mr. Rankin’s December 31, 2009 account balance, $148,678 is currently reported as nonqualified deferred compensation earnings in the Summary Compensation Table. In addition, $2,715,310 of the account balance was previously reported in prior Summary Compensation Tables.

(6)	The account balance under the Frozen Rankin Retirement Plan includes all above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of Mr. Rankin’s December 31, 2009 account balance, $311,118 is currently reported as nonqualified deferred compensation earnings in the Summary Compensation Table. In addition, $5,644,025 of the account balance was previously reported in prior Summary Compensation Tables.

(7)	These amounts are also reflected in the “All Other Compensation” column of the Summary Compensation Table and specifically identified in note (7) to the Summary Compensation Table.

(8)	The Named Executive Officers will each receive payment of the amounts earned under the active nonqualified defined contribution deferred compensation plans for each calendar year (including interest) no later than March 15th of the following year. Because the payments for 2008 were made in 2009, they are reflected as a distribution in 2009. Because the payments for 2009 will be made in 2010, they are reflected in the Named Executive Officer’s aggregate balance as of December 31, 2009 and are not reflected as a distribution in 2009.

(9)	The account balance under the NACCO Industries, Inc. Excess Retirement Plan, which we refer to as the NACCO Excess Plan, includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of their December 31, 2009 account balances, $124,901 of Mr. Rankin’s account balance and $0 of Mr. Schilling’s account balance are currently reported as salary, bonus, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. Since the account balance under the NACCO Excess Plan is paid out each year, none of their account balances was previously reported in prior Summary Compensation Tables.

(10)	Dr. Morecroft is a participant in the Frozen HBB Unfunded Plan. The account balance includes all above-market earnings that are also required to be disclosed in the Summary Compensation Table for 2009. Of Dr. Morecroft’s December 31, 2009 account balance, $34,101 is currently reported as nonqualified deferred compensation earnings in the Summary Compensation Table. In addition, $1,579,545 of the account balance was previously reported in prior Summary Compensation Tables.

(11)	The account balance under the Frozen NA Coal Unfunded Plan includes all above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of Mr. Benson’s December 31, 2009 account balance, $13,943 is currently reported as nonqualified deferred compensation earnings in the Summary Compensation Table. In addition, $67,596 of the account balance was previously reported in prior Summary Compensation Tables.

(12)	The account balance under The North American Coal Corporation Excess Retirement Plan includes all employer and employee contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table. Of their December 31, 2009 account balances, $141,143 of Mr. Benson’s balance and $104,873 of Mr. Darby’s balance is currently reported as salary, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation in the Summary Compensation Table. Since the account balance under the NA Coal Excess Plan is paid out each year, none of their account balance was previously reported in prior Summary Compensation Tables.

(13)	Messrs. Benson and Darby are participants in the NA Coal Long-Term Plan. This amount reflects the value of the awards they received under the plan for 2009 performance, which award is also reflected in both the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and in the Grants of Plan-Based Awards Table.

(14)	The NA Coal Long-Term Plan account balance includes all employer contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table for 2009. Of their December 31, 2009 account balance, $590,121 for Mr. Benson and $174,547 for Mr. Darby is currently reported as non-equity incentive plan compensation in the Summary Compensation Table. There are no above-market earnings credited under the NA Coal Long-Term Plan. $666,444 of Mr. Benson’s account balance and none of Mr. Darby’s account balance was previously reported in prior Summary Compensation Tables.

(15)	The account balance under the Hamilton Beach Brands, Inc. Excess Retirement Plan includes all employer contributions and above-market earnings that are also required to be disclosed in the Summary Compensation Table. Dr. Morecroft’s December 31, 2009 account balance in the Summary Compensation Table does not contain any nonqualified deferred compensation earnings. Because the account balance under the HBB Excess Plan is paid out each year, none of Dr. Morecroft’s account balance was previously reported in prior Summary Compensation Tables.

(16)	As described in more detail in the “— Compensation Discussion and Analysis” beginning on page 20, the Frozen HBB Long-Term Plan was frozen effective December 31, 2007. No additional contributions (other than interest credits) were made to that plan since that date.

(17)	The awards Dr. Morecroft received under the Frozen HBB Long-Term Compensation Plan for pre-2008 award periods are generally subject to a five-year holding period. He received payment of his 2003 award in 2009.

(18)	This amount reflects the value of all of Dr. Morecroft’s awards that remain outstanding under the Frozen HBB Long-Term Plan.

Description of Nonqualified Deferred Compensation Plans

Refer to the “Retirement Plans” portion of the “— Compensation Discussion and Analysis” beginning on page 20 for a detailed discussion of the terms of the nonqualified deferred compensation plans of the Company and its subsidiaries.

The following is a summary of special rules that apply under each nonqualified deferred compensation plan that are not otherwise described in the “— Compensation Discussion and Analysis.”

NACCO Excess Retirement Plan and Frozen Rankin Retirement Plan

In addition to the restoration profit sharing benefits described in the “— Compensation Discussion and Analysis,” the NACCO Excess Retirement Plan also provides a transitional benefit. The transitional benefit is a specified dollar amount that is credited annually to Mr. Rankin’s account. The amount of the benefit was $34,900 in 1994 and, for periods prior to January 1, 2010, was increased each year by 4% over the amount contributed for the prior year. For 2009, the amount of the transitional benefit was $62,850. For periods prior to January 1, 2008, this benefit was credited to an account under the Frozen Rankin Retirement Plan. Beginning January 1, 2008, this amount is credited to an account under the NACCO Excess Retirement Plan. Effective January 1, 2010, the amount of this benefit will be no longer increase and Mr. Rankin will receive an annual transitional benefit of $62,850 per year.

Defined Benefit Pension Plans

The following table sets forth information concerning defined benefit pension benefits earned by, and paid to, the Named Executive Officers under the qualified and nonqualified pension plans of the Company and its subsidiaries.

PENSION BENEFITS
As of Fiscal Year Ended December 31, 2009

		Number		Present Value of	Payments
		of Years		Accumulated	During Last
		Credited Service		Benefit	Fiscal Year
Name	Plan Name	(#)		($)	($)

Alfred M. Rankin, Jr.	N/A(1)	N/A		N/A	N/A
Kenneth C. Schilling	Part I of the Combined Plan	2.1	(2)	$25,826	$0
	The SERP	2.1	(2)	$2,227	$0
Robert L. Benson	Part I of the Combined Plan	28.1	(3)	$625,959	$0
	The SERP	28.1	(3)	$466,755	$0
Michael J. Morecroft	Part II of the Combined Plan	5.0	(4)	$148,500	$0
Douglas L. Darby	Part I of the Combined Plan	23.4	(3)	$322,961	$0
	The SERP	23.4	(3)	$88,751	$0

(1)	Mr. Rankin has never participated in any defined benefit pension plans of the Company or its subsidiaries.

(2)	For Mr. Schilling, the number of years of credited service taken into account to determine pension benefits was frozen as of December 31, 1993.

(3)	For Messrs. Benson and Darby, the number of years of credited service taken into account to determine pension benefits was frozen as of December 31, 2004.

(4)	For Dr. Morecroft, the number of years of credited service taken into account to determine pension benefits was frozen as of December 31, 1996.

Description of Pension Plans

The Named Executive Officers no longer actively participate in any defined benefit pension benefits that are sponsored by us or our subsidiaries.

The pension benefits of the Named Executive Officers were frozen at various times from 1993 to 2004. Certain groups of NA Coal employees, including Messrs. Benson and Darby, continue to receive COLAs on their frozen pension benefits. The COLAs end at termination of employment (or, if earlier, when the applicable plan is amended or terminated). The COLAs for employees of the Company, including Mr. Schilling, were eliminated effective December 31, 2009.

The qualified U.S. pension benefits for Messrs. Schilling, Benson and Darby are provided under Part I of the Combined Defined Benefit Plan of NACCO Industries, Inc. and its Subsidiaries, which we refer to as the Combined Plan. The qualified U.S. pension benefits for Dr. Morecroft are provided under Part II of the Combined Plan. Mr. Rankin is not eligible to receive any pension benefits.

Pensions under the plans are based on the executives’ earnings prior to the applicable freeze date, which generally included only base salary, cash in lieu of perquisites and annual incentive compensation payments and which excluded all other forms of compensation, including severance payments, relocation allowances and other similar fringe benefits.

Pension benefits under most of the plans are 100% vested after five years of service. However, cash balance benefits provided to certain HBB employees became 100% vested in 2007 and benefits under the nonqualified pension plan for employees of the Company and NA Coal, which we refer to as the SERP, are immediately 100% vested.

The normal form of payment under all plans is a single life annuity for unmarried participants and a 50% or 75% joint and survivor annuity for married participants. Other forms of annuity payments are also available. If a participant elects a joint and survivor annuity form of benefit, the amount of the benefit is reduced to reflect the survivorship protection. Subject to Internal Revenue Service limitations, lump sum benefit payments are generally only available for cash balance benefits. Lump sum benefits are calculated using legally or contractually required interest rates and mortality assumptions.

The amounts shown above were determined as of December 31, 2009, which is the measurement date for pension benefits that is used in the Company’s financial statements. In determining the present value of the pension benefits for the plans in the Pension Table shown above, the following material assumptions were used:

•	a discount rate of 5.90% for the Combined Plan and 5.65% for the SERP;

•	the RP2000 mortality table with mortality improvement projected to 2017 and no collar adjustment; and

•	assumed retirement age of 65 with no pre-retirement decrement.

Company and NA Coal Pension Plans (Including Part I of Combined Plan)

Certain employees of the Company (other than Mr. Rankin) and certain executives of NA Coal are eligible for frozen pension benefits under the qualified Combined Plan. Some highly compensated employees were also participants in the SERP. The SERP provides the pension benefits that the highly compensated employees would have received under the Combined Plan, absent applicable Internal Revenue Service limits and non-discrimination requirements.

Effective December 31, 1993, pension accruals for all employees of the Company were frozen. Therefore, any compensation or service earned after December 31, 1993 is not taken into account for purposes of computing pension benefits for Company employees. Benefits that were accrued under the Combined Plan and the SERP as of December 31, 1993 for Company employees were subject to an annual 4% per year COLA through December 31, 2009. The COLA was eliminated December 31, 2009.

Effective December 31, 2004, benefit accruals were frozen for most NA Coal participants (other than certain non-executive employees of the mining subsidiaries). Therefore, any compensation or service earned after December 31, 2004 is not taken into account for purposes of computing pension benefits for NA Coal employees. Frozen benefits that were accrued under the Combined Plan and the SERP as of December 31, 2004 for NA Coal participants are currently subject to a COLA, based on the rate of inflation contained in the Consumer Price Index for All Urban Consumers as in effect on the last business day of the prior year (but not less than 2% and not more than 4%).

Pension benefits for employees of the Company and NA Coal under the Combined Plan and the SERP are generally computed under the following formula: 1.1% of so-called “final average pay” multiplied by years of credited service as of the applicable freeze date (not in excess of 30 years). Additional benefits are paid for earnings in excess of so-called “covered compensation” taken into account for Federal Social Security purposes. “Final average pay” is based on the average annual earnings for the highest five consecutive years during the last ten years prior to the applicable freeze date.

Subsidized early retirement benefits are available to participants who terminate employment at or after age 55 with at least ten years of vesting service. Mr. Schilling is not currently eligible for subsidized early retirement benefits. However, Messrs. Benson and Darby are currently eligible for subsidized early retirement benefits under the plans. Subsidized early retirement benefits are reduced by 4% for each year that the pension starts before age 65 (age 62 for certain employees of the project mining subsidiaries of NA Coal).

HBB Pension Plan (Part II of the Combined Plan)

Dr. Morecroft participated in Part II of the Combined Plan under a cash balance benefit formula for the period from January 1, 1992 to December 31, 1996. HBB credited an amount to a notional account for each covered employee under the plan based on a formula that took into account the employee’s age, earnings and HBB’s profits. Effective as of December 31, 1996, the cash balance benefits were permanently frozen for all participants.

The frozen notional account balances are currently credited with interest equal to 1% above the one-year Treasury constant maturity yield with a minimum of 5% and a maximum of 12% until benefit commencement. The 5% minimum interest rate was eliminated December 31, 2009. Dr. Morecroft can receive payment of his cash balance account at any time following his termination of employment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file.

Based upon the review of the copies of Section 16(a) forms received by us, and upon written representations from reporting persons concerning the necessity of filing a Form 5 Annual Statement of Changes in Beneficial Ownership, we believe that, during 2009, all filing requirements applicable for reporting persons were met, except as follows:

Susan Sichel filed a report on Form 4 that identified one transaction that should have been reported earlier on a Form 4; David Taplin filed a report on Form 4 that identified on transaction that should have been reported earlier on a Form 4; Kenneth C. Schilling filed a report on Form 4 that identified one transaction that should have been reported earlier on a Form 4; James M. Phillips filed a report on Form 4 that identified two transactions that should have been reported earlier on a Form 4; Jacob Kuiper filed a report on Form 3 that should have been filed earlier.

2.	Approval, for purposes of Section of 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange’s listing standards, of the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010)

In each of 2001 and 2006, the Compensation Committee of our Board of Directors of the Company adopted, and at their annual meetings the stockholders of the Company approved, a NACCO Long-Term Plan for our senior management employees. The amended and restated plans were adopted to ensure that the awards under the plan continued to meet the criteria for deductibility under Internal Revenue Code Section 162(m).

The Compensation Committee wishes to preserve the federal income tax deductibility of all or a portion of the long-term compensation that is paid to our Named Executive Officers. Stockholder approval of the NACCO Long-Term Plan is required in order to comply with the requirement under Section 162(m) of the Internal Revenue Code that the material terms of the NACCO Long-Term Plan be approved every five years, or earlier in the event of any material change to the terms of the plan. In addition, Section 303A.08 of the New York Stock Exchange’s listing standards requires that shareholders must approve all equity compensation plans and material revisions to such plans. The New York Stock Exchange considers an increase in the number of shares available and the expansion of the permitted performance objectives available under a plan, among other things, material revisions to the plan.

While the NACCO Long-Term Plan is not intended to provide new or additional compensation benefits to its participants, the following significant changes, among others, have been made to the NACCO Long-Term Plan: (1) the number of shares available for issuance pursuant to awards under the NACCO Long-Term Plan has been increased by 174,044 shares of Class A Common; (2) the types of permitted performance objectives have been expanded; (3) participants will be entitled to receive a pro-rata award in the year in which a change in control occurs and (4) the maximum amount that can be paid to a participant in a single year as a result of awards under the NACCO Long-Term Plan has been increased from $5,000,000 to $10,000,000. The following summary of the NACCO Long-Term Plan is qualified in its entirety by reference to the NACCO Long-Term Plan attached to this Proxy Statement as Appendix A.

Purpose.  The purpose of the NACCO Long-Term Plan continues to be to further our long-term profits and growth by enabling us to attract and retain key employees by offering the opportunity to provide long-term incentive to those key employees who will be in a position to make significant contributions to such profits and growth while at the same time preserving the deductibility of all or a portion of the long-term incentive compensation awards that may be made under the NACCO Long-Term Plan for 2010 and future years to such employees.

Administration and Eligibility.  The NACCO Long-Term Plan will continue to be administered by the Compensation Committee. Employees of the Company, including directors of the Company who are also employees of the Company, who in the judgment of the Compensation Committee, occupy key executive positions within the Company are eligible to participate in the NACCO Long-Term Plan. As of March 1, 2010, there are eleven individuals who participate in the NACCO Long-Term Plan. Employees of subsidiaries of the Company are not eligible to participate in the NACCO Long-Term Plan. The Compensation Committee will identify NACCO Long-Term Plan participants for each year prior to the 90th day of each year, although new participants may be added at a later date, subject to restrictions under Section 162(m) of the Internal Revenue Code.

Awards.  Each year, the Compensation Committee establishes a dollar-denominated target level of long-term incentive opportunity for each participant. The awards are expressed in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the participant’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. These amounts are then increased by 15% to account for the immediately taxable nature of the awards. No minimum or threshold award levels will be established. However, maximum award levels may be established for certain performance objectives. The maximum award level represents the maximum amount of an incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the NACCO Long-Term Plan in any calendar year exceeding $10,000,000.

Final awards under the NACCO Long-Term Plan are made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula which will be based upon specified performance objectives of us and/or our subsidiaries. The performance objectives for any award (or portion thereof) that is designated by the Compensation Committee to be a “qualified performance-based award” under Internal Revenue Code Section 162(m) will be established by the Compensation Committee not later than the 90th day of the performance period on which the award is to be based. The Compensation Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for covered employees under Section 162(m) of the Internal Revenue, which may only be decreased).

In the event of a change in control (as defined in the NACCO Long-Term Plan), participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed prior to the change in control.

Awards are allocated by the Compensation Committee between a cash component, to be paid in cash, and the equity component, to be paid in shares of the Company’s Class A Common, which we refer to as Award Shares. The number of Award Shares issued to a participant in any award will be determined by taking the amount of the stock component of the award and dividing it by the average share price. For all awards, the number of shares will be based upon the lesser of (i) the average closing price of Class A Common on the New York Stock Exchange at the end of each week during the year preceding commencement of the award year (or such other previous calendar year as determined by the Committee) or (ii) the average closing price of Class A Common on the New York Stock Exchange at the end of each week of the applicable performance period. Once awarded, Award Shares are not subject to any forfeiture or risk of forfeiture under any circumstances. Accordingly, when a participant receives Award Shares as part of an award, he/she will immediately be entitled to all of the rights of a stockholder, including voting, dividend and other ownership rights, except that the transferability of the Award Shares is restricted in a manner and to the extent prescribed by the Compensation Committee for a period of time, which will generally be ten years from the end of the performance period.

Under the terms of the NACCO Long-Term Plan, a maximum of 300,000 shares of Class A Common (subject to adjustment for stock splits or similar changes) were available to be issued as Award Shares, of which, 174,044 shares of Class A Common had been issued and 125,956 shares of Class A Common remained available for issuance as of February 1, 2010. Upon approval of the increase of 174,044 shares of Class A Common requested hereby, the maximum number of shares available for future issuance as Award Shares under the NACCO Long-Term Plan will be an aggregate of 300,000 shares of Class A Common (subject to adjustments for stock splits or similar changes), which was the number of shares of Class A Common that was authorized under such plan when it was originally approved in 1991. The full amount of each final award, including the value of the Award Shares, is fully taxable to the participant when received.

Final 2009 Awards and Target 2010 Awards.  Final awards under the NACCO Long-Term Plan for the performance period ending December 31, 2009 with respect to the Named Executive Officers are shown in the Summary Compensation Table on page 45 and are further explained in note (3) to the Summary Compensation Table. Final Awards under the NACCO Long-Term Plan for performance periods beginning in 2010 and thereafter (and for the performance period ending December 31, 2010) are not currently determinable. Accordingly, the following are target awards for the performance period ending December 31, 2010 for the Named Executive Officers, all of our executive officers as a group, all of our executive officers who are employed by the Company as a group, all of our non-executive directors as a group and all of our non-executive officer employees as a group who participate in the NACCO Long-Term Plan.

NACCO Long-Term Plan

Name and Position	Dollar Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$2,985,080	(1)
Kenneth C. Schilling — Vice President and Controller of the Company and Vice President and Chief Financial Officer of NMHG	$172,210	(1)
Robert L. Benson — President and Chief Executive Officer of NA Coal	$0	(2)
Michael J. Morecroft — President and Chief Executive Officer of HBB	$0	(2)
Douglas L. Darby — Vice President, Southern Operations of NA Coal	$0	(2)
Executive Officer Group (42 persons)	$3,902,870	(2)
NACCO Executive Officer Group (7 persons)	$3,902,870	(2)
Non-Executive Director Group (0 persons)	$0	(3)
NACCO Non-Executive Officer Employee Group (4 persons)	$189,760

(1)	The amounts include the 15% increase from the Hay-recommended long-term target awards that the Compensation Committee applies each year to account for the immediately taxable nature of the NACCO Long-Term Plan awards. See “— Long-Term Incentive Compensation — NACCO Long-Term Incentive Compensation.”

(2)	Executive officers who are not employed by the Company, including Messrs. Benson, Morecroft and Darby, are not eligible to participate in the NACCO Long-Term Plan.

(3)	Directors who are not employees of NACCO are not eligible to participate in the NACCO Long-Term Plan.

The Compensation Committee will adopt the performance objectives and targets for the awards that will be earned for the one-year performance period ending December 31, 2010 no later than March 30, 2010. Under the terms of the NACCO Long-Term Plan, the permissible performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or any subsidiary, division, business unit, department or function of the Company. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

Stockholder Vote.  In accordance with the New York Stock Exchange’s listing standards, the affirmative vote of a majority of votes cast is required to approve this proposal, provided that the total votes cast on this proposal represents over 50% of the total voting power of all the shares entitled to vote on this proposal. For purposes of approval under the New York Stock Exchange listing standards, abstentions will be treated as votes cast, so any abstentions for this proposal will have the same effect as a vote against this proposal, but broker non-votes will not be treated as votes cast, so broker non-votes will not effect the outcome. Broker non-votes, however, are considered to be entitled to vote and, therefore, could impair our ability to satisfy the requirement that votes cast represent at least 50% of the total voting power of all shares entitled to vote on this proposal. The affirmative vote of a majority of the votes cast is required to approve this proposal for purposes of Section 162(m) under the Internal Revenue Code. In accordance with our Bylaws, the affirmative vote of the holders of a majority of the voting power of our stock that is present in person or represented by proxy, and that is actually voted on this proposal, is required to approve this proposal. As a result, other than as set forth above, abstentions and broker non-votes in respect of this proposal will not be counted for purposes of determining whether this proposal has received the requisite approval by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE AND SECTION 303A.08 OF THE NEW YORK STOCK EXCHANGE’S LISTING STANDARDS, THE NACCO INDUSTRIES, INC. EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN (AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 2010).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the NACCO Long-Term Plan, unless contrary instructions are received. If the NACCO Long-Term Plan is not approved by the stockholders of the Company, no payments will be made under the NACCO Long-Term Plan with respect to performance periods commencing with January 1, 2010 and thereafter.

3.	Approval, for purposes of Section of 162(m) of the Internal Revenue Code, of the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010)

In 2008, the Compensation Committee of the Board of Directors of NMHG adopted, and at their annual meeting the stockholders of the Company approved, a replacement long-term incentive compensation plan for management employees of NMHG. The replacement plan was adopted to ensure that the awards under the plan would meet the criteria for deductibility under Internal Revenue Code Section 162(m). No awards were ever issued under the 2008 NMHG long-term plan and the Compensation Committee terminated the plan effective as of January 1, 2010.

The NMHG Compensation Committee wishes to preserve the federal income tax deductibility of all or a portion of the long-term compensation that is paid to the Named Executive Officers who are employed by NMHG and it subsidiaries. Stockholder approval of a replacement NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010), which we refer to as the NMHG Long-Term Plan, as a replacement for the terminated plan, is required in order to comply with the requirement under Section 162(m) of the Internal Revenue Code that the material terms of the NMHG Long-Term Plan be approved every five years or earlier in the event of any material change to the terms of the plan.

While the amended and restated NMHG Long-Term Plan is not intended to provide new or additional compensation benefits to its participants, the following significant changes, among others, have been made to the NMHG Long-Term Plan: (1) the types of permitted performance objectives have been expanded; and (2) the maximum amount that can be paid to a participant in a single year as a result of awards under the Plan has been increased from $2,250,000 ($4,000,000 with interest) to $5,000,000 ($7,000,000 with interest). The following summary of the NMHG Long-Term Plan is qualified in its entirety by reference the NMHG Long-Term Plan attached to this Proxy Statement as Appendix B.

Purpose.  The purpose of the NMHG Long-Term Plan is to further the long-term profits and growth of NMHG by enabling it to attract and retain key management employees of NMHG by offering the opportunity to provide long-term incentive to those management employees who will be in a position to make significant contributions to such profits and growth, while at the same time preserving the deductibility of all or a portion of the long-term incentive compensation awards that may be made under the NMHG Long-Term Plan for 2010 and future years to such employees.

Administration and Eligibility.  The NMHG Long-Term Plan is administered by the NMHG Compensation Committee. Employees of NMHG or its subsidiaries, including directors of NMHG who are also employees of NMHG or its subsidiaries, who in the judgment of the NMHG Compensation Committee occupy key management positions within NMHG, are eligible to participate in the NMHG Long-Term Plan. As of March 1, 2010, there were 169 individuals who participated in the NMHG Long-Term Plan. The NMHG Compensation Committee will identify NMHG Long-Term Plan participants for each performance period prior to the 90th day of each performance period, although new participants may be added at a later date, subject to restrictions under Section 162(m) of the Internal Revenue Code.

Awards.  Each year, the NMHG Compensation Committee establishes a dollar-denominated target level of long-term incentive opportunity for each participant. The awards are expressed in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the participant’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. No minimum or threshold award levels will be established. However, maximum award levels may be established for certain performance objectives. The maximum award level represents the maximum amount of incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the NMHG Long-Term Plan for any performance period exceeding $5,000,000 ($7,000,000 with interest credited as described below).

Final awards under the NMHG Long-Term Plan for each participant are calculated based on NMHG’s actual performance over the performance period compared to the performance objectives and targets established by the NMHG Compensation Committee. The performance objectives and target for any award (or portion thereof) that is designated by the NMHG Compensation Committee to be a “qualified performance-based award” under Code Section 162(m) will be established by the Compensation Committee not later than the 90th day of the performance period on which the award is to be based. The NMHG Compensation Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the NMHG Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for the Named Executive Officers, which may only be decreased).

In the event of a change in control (as defined in the NMHG Long-Term Plan), participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed during the year prior to the change in control.

All awards granted are immediately vested as of the grant date of the award (which is the January 1st following the end of the performance period) and, once granted, awards are not subject to any forfeiture or risk of forfeiture under any circumstances.

Once the final amount of an award is approved by the NMHG Compensation Committee, the award will be credited to a separate sub-account established for each participant. The sub-account will be credited with interest generally based on the greater of 5% or NMHG’s ROTCE for the year, which is capped at a maximum of 14%. Subject to delayed payment rules for key employees under Section 409A of the Internal Revenue Code, each sub-account will be paid at the earliest of death, disability, retirement, a change in control of NMHG or on the third anniversary of the grant date of the award.

Final 2009 Awards and Target 2010 Awards.  No awards were granted under the predecessor NMHG long-term incentive compensation plan for the performance period ending December 31, 2009. Final awards under the NMHG Long-Term Plan for performance periods beginning in 2010 and thereafter (and for the performance period ending December 31, 2010) are not currently determinable. Accordingly, the following are target awards for the performance period ending December 31, 2010 for our Named Executive Officers, all of our executive officers as a group, all of our executive officers employed by NMHG or its subsidiaries as a group, all non-executive directors of NMHG as a group and all non-executive officer employees of NMHG or its subsidiaries as a group who participate in the NMHG Long-Term Plan.

NMHG Long-Term Plan

Name and Position	Dollar Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$0	(1)
Kenneth C. Schilling — Vice President and Controller of the Company and Vice President and Chief Financial Officer of NMHG	$0	(1)
Robert L. Benson — President and Chief Executive Officer of NA Coal	$0	(1)
Michael J. Morecroft — President and Chief Executive Officer of HBB	$0	(1)
Douglas L. Darby — Vice President, Southern Operations of NA Coal	$0	(1)
Executive Officer Group (42 persons)	$2,336,980	(2)
NMHG Executive Officer Group (10 persons)	$2,336,980	(2)
Non-Executive Director Group (0 persons)	$0	(3)
NMHG Non-Executive Officer Employee Group (159 persons)	$3,151,735

(1)	None of the Named Executive Officers are eligible to participate in the NMHG Long-Term Plan because they are not employees of NMHG or its subsidiaries.

(2)	Executive Officers who are not employed by NMHG are not eligible to participate in the NMHG Long-Term Plan.

(3)	Directors who are not employees of NMHG are not eligible to participate in the NMHG Long-Term Plan.

The NMHG Compensation Committee will adopt no later than March 30, 2010 the performance objectives and targets for the awards that will be earned for the one-year performance period ending December 31, 2010. Under the terms of the NMHG Long-Term Plan, the permissible performance objectives may be described in terms of business-wide objectives or objectives that are related to the performance of the individual participant or any subsidiary, division, business unit, department or function of NMHG. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

Stockholder Vote.  The affirmative vote of a majority of the votes cast is required to approve this proposal for purposes of Section 162(m) under the Internal Revenue Code. In accordance with our Bylaws, the affirmative vote of the holders of a majority of the voting power of our stock that is present in person or represented by proxy, and that is actually voted on this proposal, is required to approve this proposal. As a result, abstentions and broker non-votes in respect of this proposal will not be counted for purposes of determining whether this proposal has received the requisite approval by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, THE NACCO MATERIALS HANDLING GROUP, INC. LONG-TERM INCENTIVE COMPENSATION PLAN (EFFECTIVE JANUARY 1, 2010).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the NMHG Long-Term Plan, unless contrary instructions are received. If the NMHG Long-Term

Plan is not approved by the stockholders of the Company, no awards will be made under the NMHG Long-Term Plan with respect to performance periods commencing with January 1, 2010 and thereafter.

4.	Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010)

In 2008, the Compensation Committee of the Board of Directors of HBB adopted, and at their annual meeting the stockholders of the Company approved, a replacement long-term incentive compensation plan for management employees of HBB. The replacement plan was adopted to ensure that the awards under the plan would meet the criteria for deductibility under Internal Revenue Code Section 162(m). No awards ever were issued under the 2008 HBB long-term plan and the HBB Compensation Committee terminated the plan effective as of January 1, 2010.

The HBB Compensation Committee wishes to preserve the federal income tax deductibility of all or a portion of the long-term compensation that is paid to the Named Executive Officers who are employed by HBB and its subsidiaries. Stockholder approval of a replacement Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010), which we refer to as the HBB Long-Term Plan, is required in order to comply with the requirement under Section 162(m) of the Internal Revenue Code that the material terms of the HBB Long-Term Plan be approved every five years or earlier in the event of any material change to the terms of the plan.

While the amended and restated HBB Long-Term Plan is not intended to provide new or additional compensation benefits to its participants, the following significant changes, among others, have been made to the HBB Long-Term Plan: (1) the types of permitted performance objectives have been expanded; and (2) the maximum amount that can be paid to a participant in a single year as a result of awards under the HBB Long-Term Plan has been increased from $2,250,000 ($4,000,000 with interest) to $5,000,000 ($7,000,000 with interest). The following summary of the HBB Long-Term Plan is qualified in its entirety by reference to the HBB Long-Term Plan attached to this Proxy Statement as Appendix C.

Purpose.  The purpose of the HBB Long-Term Plan is to further the long-term profits and growth of HBB by enabling it to attract and retain key management employees of HBB or its subsidiaries by offering the opportunity to provide long-term incentive to those management employees who will be in a position to make significant contributions to such profits and growth, while at the same time preserving the deductibility of all or a portion of the long-term incentive compensation awards that may be made under the HBB Long-Term Plan for 2010 and future years to such employees.

Administration and Eligibility.  The HBB Long-Term Plan is administered by the HBB Compensation Committee. Employees of HBB or its subsidiaries, including directors of HBB or its subsidiaries who are also employees of HBB or its subsidiaries, who in the judgment of the HBB Compensation Committee occupy key management positions within HBB, are eligible to participate in the HBB Long-Term Plan. As of March 1, 2010, there were 66 individuals who participated in the HBB Long-Term Plan. The HBB Compensation Committee will identify HBB Long-Term Plan participants for each performance period prior to the 90th day of each performance period, although new participants may be added at a later date, subject to restrictions under Section 162(m) of the Internal Revenue Code.

Awards.  Each year, the HBB Compensation Committee establishes a dollar-denominated target level of long-term incentive opportunity for each participant. The awards are expressed in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the participant’s position and the Hay Group’s long-term incentive compensation recommendations for that Hay point level. No minimum or threshold award levels will be established. However, maximum award levels may be established for certain performance objectives. The maximum award level represents the maximum amount of incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the HBB Long-Term Plan for any performance period exceeding $5,000,000 ($7,000,000 with interest credited as described below).

Final awards under the HBB Long-Term Plan for each participant are calculated based on HBB’s actual performance over the performance period compared to the performance targets established by the HBB Compensation Committee. The performance objectives and target for any award (or portion thereof) that is designated by the HBB Compensation Committee to be a “qualified performance-based award” under Internal Revenue Code Section 162(m) will be established by the HBB Compensation Committee not later than the 90th day of the performance period on which the award is to be based. The HBB Compensation Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the HBB Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for the Named Executive Officers, which may only be decreased).

In the event of a change in control (as defined in the HBB Long-Term Plan), participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed during such year prior to the change in control.

All awards granted are immediately vested as of the grant date of the award (which is the January 1st following the end of the performance period) and, once granted, awards are not subject to any forfeiture or risk of forfeiture under any circumstances.

Once the final amount of an award is approved by the HBB Compensation Committee, the award will be credited to a separate sub-account established for each participant. The sub-account will be credited with interest generally based on the greater of 5% or NACCO’s consolidated ROTCE, which is capped at a maximum of 14%. Subject to delayed payment rules for key employees under Section 409A of the Internal Revenue Code, each sub-account will be paid at the earliest of death, disability, retirement, a change in control of HBB or on the third anniversary of the grant date of the award.

Final 2009 Awards and Target 2010 Awards.  No awards were paid under the predecessor HBB long-term plan for the performance period ending December 31, 2009. Final awards under the HBB Long-Term Plan for performance periods beginning in 2010 and thereafter (and for the performance period ending December 31, 2010) are not currently determinable. Accordingly, the following are target awards for the performance period ending December 31, 2010 for the Named Executive Officers, all of our executive officers as a group, all of our executive officers employed by HBB or its subsidiaries as a group, all non-executive directors of HBB as a group and all non-executive officer employees of HBB or its subsidiaries as a group who participate in the HBB Long-Term Plan.

HBB Long-Term Plan

Name and Position	Dollar Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$0	(1)
Kenneth C. Schilling — Vice President and Controller of the Company and Vice President and Chief Financial Officer of NMHG	$0	(1)
Robert L. Benson — President and Chief Executive Officer of NA Coal	$0	(1)
Michael J. Morecroft — President and Chief Executive Officer of HBB	$0	(2)
Douglas L. Darby — Vice President, Southern Operations of NA Coal	$0	(1)
Executive Officer Group (42 persons)	$1,156,642	(1)
HBB Executive Officer Group (6 persons)	$1,156,642	(1)
Non-Executive Director Group (0 persons)	$0	(3)
HBB Non-Executive Officer Employee Group (60 persons)	$991,060

(1)	Executive Officers who are not employed by HBB, including Messrs. Rankin, Schilling, Benson and Darby are not eligible to participate in the HBB Long-Term Plan.

(2)	Dr. Morecroft is not eligible to participate in the HBB Long-Term Plan for 2010 or later years because he retired effective December 31, 2009.

(3)	Directors who are not employees of HBB are not eligible to participate in the HBB Long-Term Plan.

The HBB Compensation Committee will adopt no later than March 30, 2010 the performance objectives and targets for the awards that will be earned for the one-year performance period ending December 31, 2010. Under the terms of the HBB Long-Term Plan, the permissible performance objectives may be described in terms of business-wide objectives or objectives that are related to the performance of the individual participant or any subsidiary, division, business unit, department or function of HBB. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

Stockholder Vote.  The affirmative vote of a majority of the votes cast is required to approve this proposal for purposes of Section 162(m) under the Internal Revenue Code. In accordance with our Bylaws, the affirmative vote of the holders of a majority of the voting power of our stock that is present in person or represented by proxy, and that is actually voted on this proposal, is required to approve this proposal. As a result, abstentions and broker non-votes in respect of this proposal will not be counted for purposes of determining whether this proposal has received the requisite approval by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, THE HAMILTON BEACH BRANDS, INC. LONG-TERM INCENTIVE COMPENSATION PLAN (EFFECTIVE JANUARY 1, 2010).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the HBB Long-Term Plan, unless contrary instructions are received. If the HBB Long-Term Plan is not approved by the stockholders of the Company, no awards will be made under the HBB Long-Term Plan with respect to performance periods commencing with January 1, 2010 and thereafter.

5.	Approval, for purposes of Section 162(m) of the Internal Revenue Code, of the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010)

For periods prior to 2009, the annual incentive compensation that was paid to the employees of the Company was paid under two plans: (1) the Company’s Supplemental Annual Incentive Compensation Plan, which we refer to as the Supplemental Plan, and (2) an annual incentive compensation plan that was adopted each year. The Supplemental Plan was approved by the Company’s stockholders to ensure that the awards under the plan would meet the criteria for deductibility under Internal Revenue Code Section 162(m). The annual plans that were adopted each year were not approved by stockholders. No awards were issued under the Supplemental Plan in 2009 and the Compensation Committee terminated the Supplemental Plan effective December 31, 2009.

The Compensation Committee wishes to replace the prior short-term compensation plans of the Company and wishes to retain the federal income tax deductibility of all or a portion of the short-term incentive compensation awards paid to our Named Executive Officers. As a result, it has adopted the NACCO Annual Plan. Stockholder approval of the NACCO Annual Plan is required in order to comply with the requirements under Section 162(m) of the Internal Revenue Code.

While the NACCO Annual Plan is not intended to provide new or additional compensation benefits to its participants, the following significant changes, among others, have been made to the NACCO Annual Plan:

(1) the types of permitted performance objectives have been expanded and (2) the maximum amount that can be paid to a participant in a single year as a result of awards under the NACCO Annual Plan is $6,000,000. The following summary of the NACCO Annual Plan is qualified in its entirety by reference to the NACCO Annual Plan attached to this Proxy Statement as Appendix D.

Purpose.  The purpose of the NACCO Annual Plan continues to be to further the profits and growth of the Company by enabling it to attract and retain key employees of the Company by offering the opportunity to earn annual incentive compensation to those key employees who will be in a position to make significant contributions to such profits and growth, while at the same time preserving the deductibility of all or a portion of the short-term incentive compensation awards that may be made under the NACCO Annual Plan for 2010 and future years to the Named Executive Officers who are employees of the Company.

Administration and Eligibility.  The NACCO Annual Plan will continue to be administered by the Compensation Committee. Salaried employees of the Company, including directors of the Company who are also employees of the Company, who in the judgment of the Compensation Committee, occupy key positions in which their efforts may significantly contribute to the profits or growth of the Company are eligible to participate in the NACCO Annual Plan. As of March 1, 2010, there were 16 individuals who participated in the NACCO Annual Plan. Employees of our subsidiaries are not eligible to participate in the NACCO Annual Plan. The Compensation Committee identifies NACCO Annual Plan participants for each year not later than the 90th day of each year, although new participants may be added at a later date, subject to restrictions under Section 162(m) of the Internal Revenue Code.

Awards.  Each year, the Compensation Committee establishes a dollar-denominated target level of short-term incentive opportunity for each participant. The awards are expressed in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the participant’s position and the Hay Group’s short-term incentive compensation recommendations for that Hay point level. No minimum or threshold award levels will be established. However, maximum award levels may be established for certain performance objectives. The maximum award level represents the maximum amount of incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the NACCO Annual Plan in any calendar year exceeding $6,000,000.

Final awards under the NACCO Annual Plan are made to participants for one-year performance periods in amounts determined pursuant to performance goals and a formula which will be based upon specified performance objectives of the Company and/or the Company’s subsidiaries. The performance objectives for any award (or portion thereof) that is designated by the Compensation Committee to be a “qualified performance-based award” under Section 162(m) of the Internal Revenue Code will be established by the Compensation Committee not later than the 90th day of the performance period on which the award is to be based. The Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for the Named Executive Officers, which may only be decreased).

In the event of a change in control (as defined by the NACCO Annual Plan), participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed during such year prior to the change in control.

Awards are paid in cash during the period from January 1st through March 15th of the calendar year following the end of each performance period.

Final 2009 Awards and Target 2010 Awards.  Final awards under the current NACCO short-term incentive compensation plan for 2009 with respect to the Named Executive Officers are shown in the Summary Compensation Table on page 45. Although final awards under the NACCO Annual Plan for 2010 and thereafter are not currently determinable, the following are target awards for 2010 for our Named Executive Officers, all of our executive officers as a group, all of our executive officers employed by the

Company as a group, all non-executive directors of the Company as a group and all non-executive officer employees of the Company as a group who participate in the NACCO Annual Plan.

NACCO Annual Plan

Name and Position	Dollar Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$943,900
Kenneth C. Schilling — Vice President and Controller of the Company and Vice President and Chief Financial Officer of NMHG	$119,800
Robert L. Benson — President and Chief Executive Officer of NA Coal	$0	(1)
Michael J. Morecroft — President and Chief Executive Officer of HBB	$0	(1)
Douglas L. Darby — Vice President, Southern Operations of NA Coal	$0	(1)
Executive Officer Group (42 persons)	$1,580,240	(1)
NACCO Executive Officer Group (7 persons)	$1,580,240	(1)
Non-Executive Director Group (0 persons)	$0	(2)
NACCO Non-Executive Officer Employee Group (9 persons)	$300,160

(1)	Executive Officers who are not employed by the Company, including Messrs. Benson, Morecroft and Darby are not eligible to participate in the NACCO Annual Plan.

(2)	Directors who are not employees of NACCO are not eligible to participate in the NACCO Annual Plan.

The Compensation Committee will adopt no later than March 30, 2010 the performance objectives and targets for the awards that will be earned for the one-year performance period ending December 31, 2010. Under the terms of the NACCO Annual Plan, the permissible performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or any subsidiary, division, business unit, department or function of the Company. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

Stockholder Vote.  The affirmative vote of a majority of the votes cast is required to approve this proposal for purposes of Section 162(m) under the Internal Revenue Code. In accordance with our Bylaws, the affirmative vote of the holders of a majority of the voting power of our stock that is present in person or represented by proxy, and that is actually voted on this proposal, is required to approve this proposal. As a result, abstentions and broker non-votes in respect of this proposal will not be counted for purposes of determining whether this proposal has received the requisite approval by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, THE NACCO INDUSTRIES, INC. ANNUAL INCENTIVE COMPENSATION PLAN (EFFECTIVE JANUARY 1, 2010).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the NACCO Annual Plan, unless contrary instructions are received. If the NACCO Annual Plan is not approved by the stockholders of the Company, no payments will be made under the NACCO Annual Plan with respect to 2010 and thereafter

6.	Approval, for purposes of Section 162(m) of the Internal Revenue Code, of The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010)

For periods prior to 2009, the annual incentive compensation that was paid to the employees of NA Coal or its subsidiaries was paid under an annual incentive compensation plan that was adopted each year.

The Compensation Committee wishes to replace the prior short-term compensation plans of NA Coal in order to obtain the federal income tax deductibility of all or a portion of the short-term incentive compensation awards paid to the Named Executive Officers of NA Coal or its subsidiaries. As a result, it has adopted The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010), which we refer to as the NA Coal Annual Plan. Stockholder approval of the NA Coal Annual Plan is required in order to comply with the requirements under Section 162(m) of the Internal Revenue Code.

While the NA Coal Annual Plan is not intended to provide new or additional compensation benefits to its participants, the following significant changes, among others, have been made to the NA Coal Annual Plan: (1) the types of permitted performance objectives have been expanded and (2) the maximum amount that can be paid to a participant in a single year as a result of awards under the NA Coal Annual Plan is $5,000,000. The following summary of the NA Coal Annual Plan is qualified in its entirety by reference to the NA Coal Annual Plan attached to this Proxy Statement as Appendix E.

Purpose.  The purpose of the NA Coal Annual Plan continues to be to further the profits and growth of NA Coal by enabling it to attract and retain key employees by offering the opportunity to earn annual incentive compensation to those key employees who will be in a position to make significant contributions to such profits and growth, while at the same time obtaining the deductibility of all or a portion of the short-term incentive compensation awards that may be made under the NA Coal Annual Plan for 2010 and future years to the Named Executive Officers who are employees of NA Coal or its subsidiaries.

Administration and Eligibility.  The NA Coal Annual Plan will continue to be administered by the NA Coal Compensation Committee. Salaried employees of NA Coal and its subsidiaries, including directors of NA Coal who are also employees of NA Coal, who in the judgment of the NA Coal Compensation Committee, occupy key positions in which their efforts may significantly contribute to the profits or growth of NA Coal are eligible to participate in the NA Coal Annual Plan. As of March 1, 2010, there were 30 individuals who participated in the NA Coal Annual Plan. The NA Coal Compensation Committee identifies NA Coal Annual Plan participants for each year not later than the 90th day of each year, although new participants may be added at a later date, subject to restrictions under Section 162(m) of the Internal Revenue Code.

Awards.  Each year, the NA Coal Compensation Committee establishes a dollar-denominated target level of short-term incentive opportunity for each participant. The awards are expressed in a dollar amount equal to a percentage of the participant’s salary midpoint based on the number of Hay points assigned to the participant’s position and the Hay Group’s short-term incentive compensation recommendations for that Hay point level. No minimum or threshold award levels will be established. However, maximum award levels may be established for certain performance objectives. The maximum award level represents the maximum amount of incentive award that may be paid to a participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the NA Coal Annual Plan in any calendar year exceeding $5,000,000.

Final awards under the NA Coal Annual Plan are made to participants for one-year performance periods in amounts determined pursuant to performance goals and a formula which will be based upon specified performance objectives NA Coal and/or its subsidiaries. The performance objectives for any award (or portion thereof) that is designated by the NA Coal Compensation Committee to be a “qualified performance-based award” under Section 162(m) of the Internal Revenue Code will be established by the NA Coal Compensation Committee not later than the 90th day of the performance period on which the award is to be based. The Committee must certify that the performance thresholds and any other material terms were met or exceeded prior to payment of any final award. However, the NA Coal Compensation Committee retains discretionary authority to increase or decrease the amount of any award that would otherwise be payable to a participant (except with respect to awards for the Named Executive Officers, which may only be decreased).

In the event of a change in control (as defined in the NA Coal Annual Plan), participants will be entitled to receive a pro-rata award for the year, in an amount equal to the target award for the year, pro-rated to reflect the period of time the participant was employed during such year prior to the change in control.

Awards are paid in cash during the period from January 1st through March 15th of the calendar year following the end of each performance period.

Final 2009 Awards and Target 2010 Awards.  Final awards under the current NA Coal short-term incentive compensation plan for 2009 with respect to the Named Executive Officers are shown in the Summary Compensation Table on page 45. Although final awards under the NA Coal Annual Plan for 2010 and thereafter are not currently determinable, the following are target awards for 2010 for our Named Executive Officers, all of our executive officers as a group, all executive officers employed by NA Coal or its subsidiaries as a group, all non-executive directors of NA Coal as a group and all non-executive officer employees of NA Coal or its subsidiaries as a group who participate in the NA Coal Annual Plan.

NA Coal Annual Plan

Name and Position	Dollar Value(s)

Alfred M. Rankin, Jr. — Chairman, President and Chief Executive Officer of the Company	$0	(1)
Kenneth C. Schilling — Vice President and Controller of the Company and Vice President and Chief Financial Officer of NMHG	$0	(1)
Robert L. Benson — President and Chief Executive Officer of NA Coal	$236,225
Michael J. Morecroft — President and Chief Executive Officer of HBB	$0	(1)
Douglas L. Darby — Vice President, Southern Operations of NA Coal	$99,800
Executive Officer Group (42 persons)	$684,481	(1)
NA Coal Executive Officer Group (8 persons)	$684,481
Non-Executive Director Group (0 persons)	$0	(2)
NA Coal Non-Executive Officer Employee Group (22 persons)	$911,759

(1)	Executive Officers who are not employed by NA Coal, including Messrs. Rankin, Schilling and Morecroft are not eligible to participate in the NA Coal Annual Plan.

(2)	Directors who are not employees of NA Coal are not eligible to participate in the NA Coal Annual Plan.

The NA Coal Compensation Committee will adopt no later than March 30, 2010 the performance objectives and targets for the awards that will be earned for the one-year performance period ending December 31, 2010. Under the terms of the NA Coal Annual Plan, the permissible performance objectives may be described in terms of business-wide objectives or objectives that are related to the performance of the individual participant or any subsidiary, division, business unit, department or function of NA Coal. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time or new project development.

Stockholder Vote.  The affirmative vote of a majority of the votes cast is required to approve this proposal for purposes of Section 162(m) under the Internal Revenue Code. In accordance with our Bylaws, the affirmative vote of the holders of a majority of the voting power of our stock that is present in person or represented by proxy, and that is actually voted on this proposal, is required to approve this proposal. As a result, abstentions and broker non-votes in respect of this proposal will not be counted for purposes of determining whether this proposal has received the requisite approval by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, THE NORTH AMERICAN COAL CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN (EFFECTIVE JANUARY 1, 2010).

It is intended that the shares represented by proxies in the enclosed form(s) will be voted for the proposal to approve the NA Coal Annual Plan, unless contrary instructions are received. If the NA Coal Annual Plan is not approved by the stockholders of the Company, no payments will be made under the NA Coal Annual Plan with respect to 2010 and thereafter.

The following table sets forth information with respect to our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Equity Compensation Plan Information
			Number of Securities
	Number of Securities		Remaining Available for
	to Be Issued	Weighted-Average	Future Issuance Under
	Upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a))
	(a)	(b)	(c)

Class A Shares:
Equity compensation plans approved by security holders	0	N/A	325,311
Equity compensation plans not approved by security holders	0	N/A	0

Total	0	N/A	325,311
Class B Shares:
Equity compensation plans approved by security holders	0	N/A	80,100
Equity compensation plans not approved by security holders	0	N/A	0

Total	0	N/A	80,100

7.	Confirmation of Appointment of the Independent Registered Public Accounting Firm of the Company for the Current Fiscal Year

Ernst & Young LLP has been selected by the Audit Review Committee as the principal independent registered public accounting firm for the current fiscal year for us and certain of our subsidiaries. Our Board of Directors recommends a vote for confirmation of the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the books and accounts for us and our subsidiaries for the current fiscal year. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and, if a representative is in attendance, the representative will be available to answer appropriate questions.

The appointment of Ernst & Young LLP as our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for confirmation. However, our Board of Directors believes that obtaining stockholder confirmation is a sound governance practice. If our stockholders fail to vote on an advisory basis in favor of the appointment of Ernst & Young, the Audit Review Committee will take such actions as it deems necessary as a result of such stockholder vote.

Audit Fees

2009  — Ernst & Young LLP billed or will bill us $4.3 million, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements and internal controls for the fiscal year ended December 31, 2009 and the reviews of the interim financial statements included in our Forms 10-Q filed during the fiscal year ended December 31, 2009, as well as for services provided in connection with statutory audits.

2008  — Ernst & Young LLP billed us $4.8 million, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements and internal controls for the fiscal year ended December 31, 2008 and the reviews of the interim financial statements included in our Forms 10-Q filed during the fiscal year ended December 31, 2008, as well as for services provided in connection with statutory audits and regulatory filings with the SEC.

Audit-Related Fees

2009— Ernst & Young LLP billed or will bill us $0.1 million, in the aggregate, for assurance and related services rendered by Ernst & Young LLP in 2009, primarily related to services for accounting advisory services and audits of certain employee benefit plans.

2008 — Ernst & Young LLP billed us $0.1 million, in the aggregate, for assurance and related services rendered by Ernst & Young LLP in 2008, primarily related to the services for potential business acquisitions, accounting advisory services and audits of certain employee benefit plans.

Tax Fees

2009 — Ernst & Young LLP billed or will bill us less than $0.1 million, in the aggregate, for professional tax services rendered by Ernst & Young LLP in 2009.

2008 — Ernst & Young LLP billed us $0.1 million, in the aggregate, for professional tax services rendered by Ernst & Young LLP in 2008.

All Other Fees

2009 — Ernst & Young LLP did not provide services and has not billed and will not bill us fees for services provided by Ernst & Young LLP, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” during the fiscal year ended December 31, 2009.

2008— Ernst & Young LLP did not provide services and has not billed and will not bill us fees for services provided by Ernst & Young LLP, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” during the fiscal year ended December 31, 2008.

Except as set forth above and approved by the Audit Review Committee pursuant to our pre-approval policies and procedures, no assurance or related services, tax compliance, tax advice or tax planning services were performed by the principal independent registered public accounting firm for us during the last two fiscal years.

Pre-Approval Policies and Procedures

Under our pre-approval policies and procedures, only audit, audit-related services and limited tax services will be performed by our principal independent registered public accounting firm. All audit, audit-related, tax and other accounting services to be performed for us must be pre-approved by our Audit Review Committee. In furtherance of this policy, for 2009, the Audit Review Committee authorized us to engage Ernst & Young LLP for specific audit, audit-related and tax services up to specified fee levels. The Audit Review Committee has delegated to the Chairman of the Audit Review Committee and one other Audit Review Committee member the authority to approve services other than audit, review or attest services, which approvals are reported to the Audit Review Committee at its next meeting. We provide a summary of authorities and commitments at each general meeting of the Audit Review Committee.

The Audit Review Committee has considered whether the providing of the non-audit services to us by Ernst & Young LLP is compatible with maintaining its independence. In addition, as a result of the recommendation of the Audit Review Committee, we have adopted policies limiting the services provided by our independent registered public accounting firm that are not audit or audit-related services.

SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be eligible for inclusion in our proxy statement and form of proxy relating to our next annual meeting must be received at our executive offices on or before November 26, 2010. Such proposals must be addressed to the Company, 5875 Landerbrook Drive, Cleveland, Ohio 44124-4069, Attention: Secretary. Any stockholder intending to propose any matter at the next annual meeting but not intending for us to include the matter in our proxy statement and proxy related to the next annual meeting must notify us on or after December 26, 2010 but on or before January 25, 2011 of such intention in accordance with the procedures set forth in our Bylaws. If we do not receive such notice within that timeframe, the notice will be considered untimely. Our proxy for the next annual meeting will grant authority to the persons named therein to exercise their voting discretion with respect to any matter of which we did not receive notice between December 26, 2010 and January 25, 2011. Notices should be submitted to the address set forth above.

COMMUNICATIONS WITH DIRECTORS

Our security holders and other interested parties may communicate with our Board of Directors as a group, with the non-management directors as a group, or with any individual director by sending written communications to NACCO Industries, Inc., 5875 Landerbrook Drive, Cleveland, Ohio 44124-4069, Attention: Secretary. Complaints regarding accounting, internal accounting controls or auditing matters will be forwarded directly to the Chairman of the Audit Review Committee. All other communications will be provided to the individual director(s) or group of directors to whom they are addressed. Copies of all communications will be provided to all other directors; provided, however, that any such communications that are considered to be improper for submission to the intended recipients will not be provided to the directors. Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate, directly or indirectly, to our or our subsidiaries business or communications that relate to improper or irrelevant topics.

SOLICITATION OF PROXIES

We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mails, proxies may be solicited by our directors, officers and employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Class A Common and Class B Common held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

The directors know of no other matters which are likely to be brought before the meeting. The enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

Charles A. Bittenbender
Secretary

Cleveland, Ohio
March 26, 2010

It is important that the proxies be returned promptly. Stockholders who do not expect to attend the meeting are urged to fill out, sign, date and mail the enclosed form of proxy in the enclosed envelope, which requires no postage if mailed in the United States, or in the alternative, vote your shares electronically either over the internet (www.investorvote.com/NC) or by touch-tone telephone (1-800-652-8683). Stockholders who hold both Class A Common and Class B Common only have to fill out, sign, date and return the single enclosed form of proxy or vote once via the internet or telephone. For information on how to obtain directions to be able to attend the annual meeting and vote in person, please contact our Associate General Counsel at 5875 Landerbrook Drive, Cleveland, Ohio 44124-4069, or call (440) 449-9600 or email ir@naccoind.com.

APPENDIX A

NACCO INDUSTRIES, INC.
EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN
(Amended and Restated Effective February 1, 2010)

1.	Purpose of the Plan

The purpose of this Executive Long-Term Incentive Plan (the “Plan”) is to further the long-term profits and growth of NACCO Industries, Inc. (the “Company”) by enabling the Company to attract and retain key executive employees of the Company by offering long-term incentive compensation to those key executive employees who will be in a position to make significant contributions to such profits and growth. This incentive compensation is in addition to annual compensation and is intended to encourage enhancement of the Company’s stockholder value.

2.	Definitions

(a)	“Average Award Share Price” means the lesser of (i) the average of the closing price per share of Class A Common Stock on the New York Stock Exchange on the Friday (or if Friday is not a trading day, the last trading day before such Friday) for each week during the calendar year preceding the commencement of the Performance Period (or such other previous calendar year as determined by the Committee and specified in the Guidelines; provided, however, that with respect to any Qualified Performance-Based Award, such determination shall be made not later than 90 days after the commencement of the applicable Performance Period) or (ii) the average of the closing price per share of Class A Common Stock on the New York Stock Exchange on the Friday (or if Friday is not a trading day, the last trading day before such Friday) for each week of the applicable Performance Period.

(b)	“Award” means an award paid to a Participant under this Plan for a Performance Period (or portion thereof) in an amount determined pursuant to a formula based upon the achievement of Performance Objectives which is established by the Committee; provided, however, that with respect to any Qualified Performance-Based Award, such formula shall be established not later than 90 days after the commencement of the Performance Period on which the Award is based and prior to the completion of 25% of such Performance Period. The Committee shall allocate the amount of an Award between the cash component, to be paid in cash, and the equity component, to be paid in Award Shares pursuant to a formula which is established by the Committee; provided, however, that with respect to any Qualified Performance-Based Award, such formula shall be established not later than 90 days after the commencement of the Performance Period on which the Award is based and prior to the completion of 25% of such Performance Period.

(c)	“Award Shares” means fully-paid, non-assessable shares of Class A Common Stock that are issued pursuant to, and with such restrictions as are imposed by, the terms of this Plan and the Guidelines. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing and, in the discretion of the Company, may be issued as certificated or uncertificated shares.

(d)	“Change in Control” means the occurrence of an event described in Appendix 1 hereto.

(e)	“Class A Common Stock” means the Company’s Class A Common Stock, par value $1.00 per share.

(f)	“Committee” means the Compensation Committee of the Company’s Board of Directors or any other committee appointed by the Company’s Board of Directors to administer this Plan in accordance with Section 3, so long as any such committee consists of not less than two directors of the Company and so long as each member of the Committee (i) is an “outside director” for purposes of Section 162(m) and (ii) is a “non-employee director” for purposes of Rule 16b-3.

(g)	“Covered Employee” means any Participant who is a “covered employee” for purposes of Section 162(m) or any Participant who the Committee determines in its sole discretion could become a “covered employee.”

(h)	“Guidelines” means the guidelines that are approved by the Committee for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and the Plan, the Guidelines will control.

(i)	“Participant” means any person who is classified as a salaried employee of the Company (including directors of the Company who are also salaried employees of the Company) who, in the judgment of the Committee, occupies a key executive position in which his efforts may significantly contribute to the profits or growth of the Company. Employees of the Company’s subsidiaries are not eligible to participate in this Plan.

(j)	“Payment Period” means, with respect to any Performance Period, the period from January 1 to March 15 of the calendar year immediately following the calendar year in which such Performance Period ends.

(k)	“Performance Period” means any period of one or more years (or portion thereof) on which an Award is based, as established by the Committee. Any Performance Period(s) applicable to a Qualified Performance-Based Award shall be established by the Committee not later than 90 days after the commencement of the Performance Period on which such Qualified Performance-Based Award will be based and prior to completion of 25% of such Performance Period.

(l)	“Performance Objectives” shall mean the performance objectives established pursuant to the Plan for Participants. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or any Subsidiary, division, business unit, department or function of the Company. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

(m)	“Qualified Performance-Based Award” shall mean any Award or portion of an Award granted to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m).

(n)	“Retire” means a termination of employment that entitles the Participant to immediate commencement of his pension benefits under The Combined Defined Benefit Plan of NACCO Industries, Inc. and its Subsidiaries or, for Participants who are not members of such plan, a termination of employment after reaching age 60 with at least 15 years of service with the Company or a member of the Company’s controlled group (as defined in Code Section 414).

(o)	“Rule 16b-3” means Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule to the same effect), as in effect from time to time.

(p)	“Salary Points” means the salary points assigned to a Participant by the Committee for the applicable Performance Period pursuant to the Hay salary point system, or any successor salary point system adopted by the Committee.

(q)	“Section 162(m)” means Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(r)	“Target Award” means a dollar amount calculated by multiplying (i) the designated salary midpoint that corresponds to a Participant’s Salary Points by (ii) the long-term incentive compensation target percent for those Salary Points for the applicable Performance Period, as determined by the Committee. The Target Award is the award that would be paid to a Participant under the Plan if each Performance Objective was met.

3.	Administration

This Plan shall be administered by the Committee. The Committee shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines), and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Company and all present and former Participants, all other employees of the Company, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

4.	Eligibility

Each Participant shall be eligible to participate in this Plan and receive Awards in accordance with Section 5; provided, that, except as otherwise determined by the Committee or as provided in Section 7 below, (a) a Participant must be employed by the Company on the last day of the Performance Period (or die, become permanently disabled or Retire during such Performance Period) in order to be eligible to receive an Award for such Performance Period and (b) the Award of a Participant who is described in the preceding clause or who is employed on the last day of the Performance Period but is not employed during the entire Performance Period shall be paid in a pro-rated amount based on the number of days the Participant was actually employed by the Company during such Performance Period. Notwithstanding the foregoing, the Committee shall have the discretion to grant an Award to a Participant who does not meet the foregoing requirements; provided that no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as applicable employee remuneration of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

5.	Awards

The Committee may, from time to time and upon such conditions as it may determine, authorize the payment of Awards to Participants, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	The Committee shall approve (i) a Target Award to be granted to each Participant and (ii) a formula for determining the amount of each Award, which formula is based upon the Company’s achievement of Performance Objectives; provided, however, that with respect to any Qualified

Performance-Based Award, the Committee shall approve the foregoing not later than the ninetieth day of the applicable Performance Period and prior to the completion of 25% of such Performance Period. Each grant shall specify an initial allocation between the cash portion of the Award and the equity portion of the Award.

(b)	Prior to the end of the Payment Period, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual performance to the Target Awards previously determined in accordance with Section 5(a); and (ii) a final calculation of the amount of each Award to be paid to each Participant for the Performance Period. Such approval shall be certified by the Committee before any amount is paid under any Award with respect to that Performance Period. Notwithstanding the foregoing, the Committee shall have the power to (1) decrease the amount of any Award below the amount determined in accordance with Section 5(b)(i); (2) increase the amount of any Award above the amount determined in accordance with Section 5(b)(i) and/or (3) adjust the allocation between the cash portion of the Award and the equity portion of the Award; provided, however, that (A) no such decrease may occur following a Change in Control and (B) no such increase, change or adjustment may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). No Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined by the Committee.

(c)	Each Award shall be fully paid during the Payment Period and shall be paid partly in cash and partly in Award Shares. The number of Award Shares to be issued to a Participant shall be determined by dividing the equity portion of the Award by the Average Award Share Price (subject to adjustment as described in Subsection (b) above). The Company shall pay any and all brokerage fees and commissions incurred in connection with any purchase by the Company of shares which are to be issued as Award Shares and the transfer thereto to Participants. Awards shall be paid subject to all withholdings and deductions pursuant to Section 6. Notwithstanding any other provision of the Plan, the maximum amount paid to a Participant in a single calendar year as a result of Awards under this Plan shall not exceed $10,000,000 or such lesser amount specified in the Guidelines.

(d)	At such time as the Committee approves a Target Award and formula for determining the amount of each Award, the Committee shall designate whether all or any portion of the Award is a Qualified Performance-Based Award.

6.	Withholding Taxes

To the extent that the Company is required to withhold federal, state or local taxes in connection with any Award paid to a Participant under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such Award that the Participant make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such Award. The Company and a Participant may also make similar arrangements with respect to the payment of any other taxes derived from or related to the Award with respect to which withholding is not required.

7.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during a Performance Period, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, become permanently disabled or Retired during such Performance Period and prior to the Change in Control) for such Performance Period shall be equal to the Participant’s Target Award for such Performance Period, multiplied by a fraction, the numerator of which is the number of days during the Performance Period during which the Participant was employed by the Company prior to the Change in Control and the denominator of which is the number of days in the Performance Period.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all outstanding Awards (including, without limitation, the pro-rata Target Award for the Performance Period during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

8.	Award Shares Terms and Restrictions

(a)	Award Shares granted to a Participant shall entitle such Participant to voting, dividend and other ownership rights. Each payment of Award Shares shall be evidenced by an agreement executed on behalf of the Company by an authorized officer and delivered to and accepted by such Participant. Each such agreement shall contain such terms and provisions, consistent with this Plan, as the Committee may approve, including, without limitation, prohibitions and restrictions regarding the transferability of Award Shares

(b)	Except as otherwise set forth in this Section, Award Shares shall not be assigned, pledged, hypothecated or otherwise transferred (a “Transfer”) by a Participant or any other person, voluntarily or involuntarily, other than a Transfer of Award Shares (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order meeting the definition of a qualified domestic relations order under Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended (“QDRO”), (iii) to a trust for the benefit of a Participant or his spouse, children or grandchildren (provided that Award Shares transferred to such trust shall continue to be Award Shares subject to the terms of this Plan) or (iv) with the consent of the Committee, after the substitution by a Participant of a number of shares of Class A or Class B Common Stock (the “New Shares”) for an equal number of Award Shares, whereupon the New Shares shall become and be deemed for all purposes to be Award Shares, subject to all of the terms and conditions imposed by the Plan and the Guidelines on the shares for which they are substituted, including the restrictions on Transfer, and the restrictions hereby imposed on the shares for which the New Shares are substituted shall lapse and such shares shall no longer be subject to the Plan or the Guidelines. The Company shall not honor, and shall instruct the transfer agent not to honor, any attempted Transfer and any attempted Transfer shall be invalid, other than Transfers described in clauses (i) through (iv) above.

(c)	Each Award shall provide that the transferability of the Award Shares shall be prohibited or restricted for a period of ten years from the last day of the Performance Period, or such other shorter or longer period as may be determined by the Committee (in its sole and absolute discretion) from time to time. Notwithstanding the foregoing, such restrictions shall automatically lapse on the earliest of (i) the date the Participant dies or becomes permanently disabled, (ii) five years (or earlier with the approval of the Committee) after the Participant Retires, (iii) an extraordinary release of restrictions pursuant to Subsection (d) below, or (vi) a release of restrictions as determined by the Committee in its sole and absolute discretion (including, without limitation, a release caused by a termination of the Plan). Following the lapse of restrictions pursuant to this Subsection or Subsection (d) below, the shares shall no longer be “Award Shares” and, at the Participant’s request, the Company shall take all such action as may be necessary to remove such restrictions from the stock certificates, or other applicable records with respect to the uncertificated shares, representing the Award Shares, such that the resulting shares shall be fully paid, nonassessable and unrestricted by the terms of the Plan.

(d)	Extraordinary Release of Restrictions. At any time following the third anniversary of the date Award Shares are issued, a Participant may request in writing that the Committee authorize the lapse of restrictions on transfer of such Award Shares if the Participant desires to dispose of such Award Shares for (i) the purchase of a principal residence for the Participant, (ii) payment of medical expenses for the Participant, his spouse or his dependents, (iii) payment of expenses for the education of the Participant, his spouse or his dependents or (iv) any other extraordinary reason which the Committee approves in writing, provided that the restrictions on no more than 20% of such Award Shares may be released pursuant to this Subsection. The Committee shall have the sole power to grant or deny any such request. Upon the granting of any such request, the Company shall cause the release of restrictions in the manner described in Subsection (c) of such number of Award Shares as the Committee shall authorize.

(e)	Legend. The Company shall cause an appropriate legend, to be placed on each certificate, or other applicable records with respect to uncertificated shares, for the Award Shares, reflecting the foregoing restrictions.

9.	Amendment, Termination and Adjustments

(a)	The Committee may alter or amend this Plan from time to time or terminate it in its entirety; provided, however, that no such action shall, without the consent of a Participant, affect the rights in (i) an outstanding Award of a Participant that was previously approved by the Committee for a Performance Period but has not yet been paid or (ii) any Award Shares that were previously issued to a Participant under the Plan. Unless otherwise specified by the Committee, all Award Shares that were issued prior to the termination of this Plan shall continue to be subject to the terms of this Plan following such termination; provided that the transfer restrictions on such Shares shall lapse as otherwise provided in Section 8.

(b)	The Committee may make or provide for such adjustment in the total number of Award Shares to be issued under this Plan specified in Section 10 as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to reflect (i) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing (collectively, the “Extraordinary Events”). Any securities that are distributed in respect to Award Shares in connection with any of the Extraordinary Events shall be deemed to be Award Shares and shall be subject to the transfer restrictions set forth herein to the same extent and for the same period as if such securities were the original Award Shares with respect to which they were issued, unless such restrictions are waived or otherwise altered by the Committee.

(c)	Notwithstanding the provisions of Subsection (a) or Subsection (b)(iii), without further approval by the stockholders of the Company, no such action shall (i) increase the maximum number of Award Shares to be issued under this Plan specified in Section 10 (except that adjustments and additions expressly authorized by this Section shall not be limited by this clause (i)), (ii) cause Rule 16b-3 to become inapplicable to this Plan or (iii) cause any amount of any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

10.	Award Shares Subject to Plan

Subject to adjustment as provided in this Plan, the total number of shares of Class A Common Stock that are available for future issuance as Award Shares under this Plan as of the effective date of the Plan specified in Section 13 shall be 300,000.

11.	Approval by Stockholders

The Plan will be submitted for approval by the stockholders of the Company. If such approval has not been obtained by July 1, 2010, all grants of Target Awards made on or after February 1, 2010 for Performance Periods beginning on or after January 1, 2010 will be rescinded.

12.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment of any employee at any time with or without assigning a reason therefore to the same extent as the Company might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

(c)	Miscellaneous. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(d)	Limitation on Rights of Employees. No Trust. No trust has been created by the Company for the payment of Awards under this Plan; nor have the employees been granted any lien on any assets of the Company to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Company and a participant hereunder is a mere unsecured creditor of the Company.

(e)	Non-transferability of Awards. Awards shall not be transferable by a Participant. Award Shares paid pursuant to an Award shall be transferable, subject to the restrictions described in Section 5.

(f)	Section 409A of the Internal Revenue Code. This Plan is intended to be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations issued thereunder, and shall be administered in a manner that is consistent with such intent.

13.	Effective Date

This amended and restated Plan is effective February 1, 2010.

Appendix 1. Change in Control.

I.	Change in Control. The term “Change in Control” shall mean the occurrence of (i), (ii) or (iii) below; provided that such occurrence occurs on or after February 1, 2010 and meets the requirements of Treasury Regulation Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the outstanding voting securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the outstanding voting securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

II.	Definitions. The following terms as used herein shall be defined as follow:

1.	“Incumbent Directors” means the individuals who, as of December 31, 2009, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	“Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

APPENDIX B

NACCO MATERIALS HANDLING GROUP, INC.
LONG-TERM INCENTIVE COMPENSATION PLAN
(Effective January 1, 2010)

1.	Effective Date

Subject to Section 15, the effective date of this NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (the “Plan”) is January 1, 2010.

2.	Purpose of the Plan

The purpose of this Plan is to further the long-term profits and growth of NACCO Materials Handling Group, Inc. (the “Company”) by enabling the Company and its Subsidiaries (collectively, the “Employers”) to attract and retain key management employees by offering long-term incentive compensation to those key management employees who will be in a position to make significant contributions to such profits and growth. This incentive is in addition to all other compensation.

3.	Code Section 409A

It is intended that the compensation arrangements under the Plan be in full compliance with the requirements of Code Section 409A. The Plan shall be interpreted and administered in a manner to give effect to such intent. Notwithstanding the foregoing, the Employers do not guarantee to Participants or Beneficiaries any particular tax treatment under Code Section 409A.

4.	Definitions

(a)	“Account” shall mean the record maintained by the Employer in accordance with Section 7 to reflect the Participants’ Awards under the Plan (plus interest thereon). The Account shall be further sub-divided into various Sub-Accounts as described in Section 8.

(b)	“Award” shall mean the cash awards granted to a Participant under this Plan for the Award Terms.

(c)	“Award Term” shall mean the period of one or more years on which an Award is based, as established by the Committee and specified in the Guidelines. Any Award Term(s) applicable to a Qualified Performance-Based Award shall be established by the Committee not later than 90 days after the commencement of the Award Term on which such Qualified Performance-Based Award will be based and prior to the completion of 25% of such Award Term.

(d)	“Beneficiary” shall mean the person(s) designated in writing (on a form acceptable to the Committee) to receive the payment of a Participant’s Sub-Accounts hereunder in the event of his death. In the absence of such a designation and at anytime when there is no existing Beneficiary hereunder, a Participant’s Beneficiary shall be his surviving legal spouse or, if none, his estate.

(e)	“Change in Control” shall mean the occurrence of an event described in Appendix 1 hereto.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation Committee of the Company’s Board of Directors, any other committee appointed by the Company’s Board of Directors, or any sub-committee appointed by the Compensation Committee to administer this Plan in accordance with Section 5 so long as any such committee or sub-committee consists of not less than two directors of the Company and so long as each such member of the committee or sub-committee is an “outside director” for purposes of Code Section 162(m).

(h)	“Covered Employee” shall mean any Participant who is a “covered employee” for purposes of Code Section 162(m) or any Participant who the Committee determines in its sole discretion is likely to become such a covered employee.

(i)	“Disability” or “Disabled.” A Participant shall be deemed to have a “Disability” or be “Disabled” if the Participant is determined to be totally disabled by the Social Security Administration or if the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an Employer sponsored accident and health plan.

(j)	“Grant Date” shall mean the effective date of an Award, which is the January 1st following the end of the Award Term.

(k)	“Guidelines” shall mean the guidelines that are approved by the Committee for each Award Term for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and this Plan on matters other than the time and form of payment of the Awards, the Guidelines shall control. If there is any inconsistency between the Guidelines and the Plan regarding the time and form of payment of the Awards, the Plan shall control.

(l)	“Hay Salary Grade” shall mean the salary grade or Salary Points assigned to a Participant by the Company pursuant to the Hay Salary System, or any successor salary system subsequently adopted by the Company.

(m)	“Key Employee.” A Participant shall be classified as a Key Employee if he meets the following requirements:

•	The Participant, with respect to the Participant’s relationship with the Employers and their affiliates, met the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (without regard to Section 416(i)(5) thereof) and the Treasury Regulations issued thereunder at any time during the 12-month period ending on the most recent Identification Date (defined below) and his Termination of Employment occurs during the 12-month period beginning on the most recent Effective Date (defined below). When applying the provisions of Code Sections 416(i)(1)(A)(i), (ii) or (iii) for this purpose: (i) the definition of “compensation” (A) shall be as defined under Treasury Regulation Section 1.415(c)-2(d)(4) (i.e., the wages and other compensation for which the Employer is required to furnish the Employee with a Form W-2 under Code Sections 6041, 6051 and 6052, plus amounts deferred at the election of the Employee under Code Sections 125, 132(f)(4) or 401(k)) and (B) shall apply the rule of Treasury Regulation Section 1.415(c)-2(g)(5)(ii) which excludes compensation of non-resident alien employees and (ii) the number of officers described in Code Section 416(i)(1)(A)(i) shall be 60 instead of 50.

•	The Identification Date for Key Employees is each December 31st and the Effective Date is the following April 1st. As such, any Employee who is classified as a Key Employee as of December 31st of a particular calendar year shall maintain such classification for the 12-month period commencing on the following April 1st.

•	Notwithstanding the foregoing, a Participant shall not be classified as a Key Employee unless the stock of NACCO Industries, Inc. (or a related entity) is publicly traded on an established securities market or otherwise on the date of the Participant’s Termination of Employment.

(n)	“Maturity Date” shall mean the date established in Section 10(a)(i) for each Sub-Account under the Plan.

(o)	“Non-U.S. Participant” shall mean a Participant who is classified by the Committee as a non-resident alien with no U.S.-earned income. Such classification shall be determined as of the Grant Date of each particular Award. Once a Participant is classified by the Committee as a Non-U.S. Participant with respect to a particular Award, such classification shall continue in effect until such Award is paid, regardless of any subsequent change in classification.

(p)	“Participant” shall mean any person who meets the eligibility criteria set forth in Section 6 and who is granted an Award under the Plan or a person who maintains an Account balance hereunder.

(q)	“Performance Objectives” shall mean the performance objectives established pursuant to the Plan for Participants. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or any Subsidiary, division, business unit, department or function of the Company. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

(r)	“Qualified Performance-Based Award” shall mean any Award or portion of an Award granted to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m).

(s)	“Retirement” or “Retire” shall mean the (i) termination of a U.S. Participant’s employment with the Employers after the Participant has reached age 60 and completed at least 15 years of service, or (ii) termination of a Non-U.S. Participant’s employment with the Employers after the Non-U.S. Participant has reached age 60 and completed at least 15 years of service or, if earlier, a termination that qualifies as a retirement under local practices and procedures and/or which qualifies the Non-U.S. Participant for foreign retirement benefits.

(t)	“ROTCE” shall mean the return on total capital employed of the Company, as determined for a particular calendar year.

(u)	“Salary Points” means the salary points assigned to a Participant by the Committee for the applicable Award Term pursuant to the Hay salary point system, or any successor salary point system adopted by the Committee.

(v)	“Subsidiary” shall mean any corporation, partnership or other entity, the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company.

(w)	“Target Award” shall mean a dollar amount calculated by multiplying (i) the designated salary midpoint that corresponds to a Participant’s Hay Salary Grade by (ii) the long-term incentive compensation target percent for that Hay Salary Grade for the applicable Award Term, as determined by the Committee. The Target Award is the Award that would be paid to a Participant under the Plan if each Performance Objective is met at exactly target level.

(x)	“Termination of Employment” shall mean, with respect to any Participant’s relationship with the Employers and their affiliates, a separation from service as defined in Code Section 409A (and the regulations and guidance issued thereunder).

(y)	“U.S. Participant” shall mean, with respect to any Award, any Participant who is not a Non-U.S. Participant.

5.	Administration

(a)	This Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Employers and all present and former Participants, all other employees of the Employers, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

(b)	The Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines) and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be treated as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

6.	Eligibility

Any person who is classified by an Employer as a salaried employee of an Employer (including any Subsidiary acquired after adoption of this Plan) generally at a Hay Salary Grade of 25 or above (or a compensation level equivalent thereto), who in the judgment of the Committee occupies an officer or other key executive position in which his efforts may significantly contribute to the profits or growth of an Employer, may be eligible to participate in the Plan; provided, however, that leased employees (as defined in Code Section 414) shall not be eligible to participate in the Plan. A person shall become a Participant in the Plan when granted an Award under Section 8(b)(ii).

7.	Accounts and Sub-Accounts

Each Employer shall establish and maintain on its books an Account for each Participant who is or was employed by the Employer which shall reflect the Awards described in Section 8 hereof. Such Account shall also (a) reflect credits for the interest described in Section 10(b) and debits for any distributions and (b) be divided into the Sub-Accounts specified in Section 8(d).

8.	Granting of Awards/Crediting of Sub-Accounts

The Committee may, from time to time and upon such conditions as it may determine, authorize the granting of Awards to Participants for each Award Term, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	The Committee shall approve (i) a Target Award to be granted to each Participant and (ii) a formula for determining the amount of each Award for such Award Term, which formula is based upon the Company’s achievement of Performance Objectives, as set forth in the Guidelines; provided, however, that with respect to any Qualified Performance-Based Award, the Committee shall approve the foregoing not later than the ninetieth day of the applicable Award Term and prior to the completion of 25% of such Award Term. At such time, the Committee shall designate whether the Award is a Qualified Performance-Based Award.

(b)	Effective no later than April 30th of the calendar year following the end of the Award Term, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual Company performance to the Target Awards previously determined in accordance with Section 8(a); and (ii) a final calculation and approval of the amount of each Award to be granted to each Participant for the Award Term (with the specified “Grant Date” of such Award being January 1st of the calendar year following the end of the Award Term). Such approval shall be certified in writing by the Committee before any amount is paid for any Award granted with respect to an Award Term. Notwithstanding the foregoing, (1) the Committee shall have the power to decrease the amount of any Award below the amount determined in accordance with the foregoing provisions and (2) the Committee shall have the power to increase the amount of any Award above the initial amount determined in accordance with the foregoing provisions or adjust the amount of thereof in any other manner determined by the Committee in its sole and absolute discretion. Notwithstanding the foregoing, (X) no such decrease may occur following a Change in Control; (Y) no such increase, adjustment or any other change may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)) and (Z) no Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined and approved by the Committee.

(c)	Calculations of Target Awards for U.S. Participants for an Award Term shall initially be based on the Participant’s Hay Salary Grade as of January 1st of the first year of the Award Term. Calculations of Target Awards for Non-U.S. Participants for an Award Term shall be determined in accordance with the Guidelines in effect for such Award Term. However, such Target Awards may be changed during or after the Award Term under the following special circumstances (as determined by the Chief Executive Officer of the Company with the consent of the Committee (in their sole and absolute discretion)): (i) if a Participant receives a change in Hay Salary Grade, salary midpoint and/or long-term incentive compensation target percentage during an Award Term, such change may be reflected in a pro-rata Target Award, (ii) employees hired into or promoted into a position eligible to participate in the Plan (as specified in Section 6 above) during an Award Term will, if designated as a Plan Participant by the Chief Executive Officer of the Company with the consent of the Committee, be assigned a pro-rated Target Award based on their length of service during the Award Term and (iii) the Committee may increase or decrease the amount of the Target Award at any time, in its sole and absolute discretion; provided, however, that (X) no such decrease may occur following a Change in Control and (Y) no such increase, adjustment or any other change may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). In order to be eligible to receive an Award for an Award Term, the Participant must be employed by an Employer and must be a Participant on December 31st of the last year of an Award Term. Notwithstanding the foregoing, if a Participant dies, becomes Disabled or Retires during the Award Term, the Participant shall be entitled to a pro-rata portion of the Award for such Award Term, calculated based on actual Company performance for the entire Award Term in accordance with Section 8(b)(ii) above and the number of days the Participant was actually employed by the Employers during the Award Term.

(d)	After approval by the Compensation Committee, each Award shall be credited to the Participant’s Account in accordance with the following rules. The cash value of each Award for each Award Term shall be credited to a separate Sub-Account for each Participant. Such Sub-Accounts shall be classified based on the Grant Date of the particular Award. For example, the cash value of the Awards with a Grant Date of 1/1/11 shall be credited to the 2011 Sub-Account, the cash value of the Awards with a Grant Date of 1/1/12 shall be credited to the 2012 Sub-Account, etc.

(e)	Notwithstanding any other provision of the Plan, (1) the maximum cash value of the Awards granted to a Participant under this Plan for any Award Term shall not exceed $5,000,000 and (2) the maximum cash value of the payment from the Sub-Account that holds the Awards for any Award Term (including interest) shall not exceed $7,000,000.

(f)	Multiple Awards may be granted to a Participant; provided, however, that no two Awards to a Participant may have identical performance periods.

(g)	All determinations under this Section shall be made by the Committee. Each Qualified Performance-Based Award shall be granted and administered to comply with the requirements of Code Section 162(m).

9.	Vesting

All Awards granted hereunder shall be immediately 100% vested as of the Grant Date. Participants shall be 100% vested in all amounts credited to their Accounts hereunder.

10.	Payment of Sub-Account Balances/Interest

(a)	Payment Dates.

(i)	Maturity Dates. The Maturity Date of each Sub-Account shall be the third anniversary of the Grant Date of the Award that was credited to such Sub-Account. For example, the Maturity Date of the 2011 Sub-Account (containing Awards with a Grant Date of 1/1/11) shall be 1/1/14. Subject to the provisions of clause (ii) below, the balance of each Sub-Account shall be paid to the Participant on the Maturity Date of such Sub-Account.

(ii)	Other Payment Dates. Notwithstanding the foregoing, but subject to the provisions of Section 11 hereof, (A) the payment date of amounts that were credited to a particular Sub-Account while a Participant was a Non-U.S. Participant may be any earlier date determined by the Committee and (B) in the event a Participant dies, becomes Disabled, or incurs a Termination of Employment as a result of Retirement prior to the applicable Maturity Date, (X) the payment date of all amounts credited to the Participant’s Sub-Accounts as of the date of death, Disability, or such Termination of Employment shall be the date of such death, Disability, or Termination of Employment and (Y) the Award earned for the Award Term in which the date of death, Disability, or Termination of Employment occurs shall be paid during the period from January 1st through April 30th of the calendar year following the last day of the Award Term; provided, however, that if a Participant who incurs a Termination of Employment on account of Retirement is a Key Employee, the Participant’s payment date shall not be any earlier than the 1st day of the 7th month following the date of his Termination of Employment (or, if earlier, the date of the Participant’s death).

(b)	Interest. The Participant’s Sub-Accounts shall be credited with interest as follows; provided, however, that (1) no interest shall be credited to a Sub-Account after the Maturity Date of the Sub-Account, (2) no interest shall be credited to a Sub-Account following a Participant’s Termination of Employment prior to a Maturity Date (except as described in Section 10(c)(ii) with respect to delayed payments made to Key Employees on account of a Termination of Employment), (3) no interest shall be credited to the Sub-Accounts after the last day of the month preceding the payment date of such Sub-Account and (4) no interest in excess of 14% shall be credited to any Sub-Account.

(i)	Interest Rate for Non-Covered Employees. At the end of each calendar month during a calendar year, the Sub-Accounts of Participants who are not Covered Employees shall be credited with an amount determined by multiplying the Participant’s Sub-Account balances during such month by 5%. In addition, as of the end of each calendar year in which the ROTCE for such calendar year exceeds 5%, the Sub-Accounts shall also be credited with an additional amount determined by multiplying the Participant’s Sub-Account balances during each month of such calendar year by the excess of the ROTCE rate over 5%, compounded monthly. In the event that, prior to an applicable Maturity Date, a Participant who is not a Covered Employee (1) incurs a Termination of Employment or (2) becomes eligible for a payment from a Sub-Account hereunder, the foregoing interest calculations shall be made as of the last day of the month prior to such date. When making such calculations, the ROTCE rate shall be equal to the year-to-date ROTCE rate as of the last day of the prior month.

(ii)	Interest Rate for Covered Employees. At the end of each calendar month during a calendar year, the Sub-Accounts of Participants who are Covered Employees shall be credited with an amount determined by multiplying the Participant’s Sub-Account balances during such month by 14%. In the event that, prior to an applicable Maturity Date, a Participant who is a Covered Employee (1) incurs a Termination of Employment or (2) becomes eligible for a payment from a Sub-Account hereunder, the foregoing interest calculation shall be made as of the last day of the month prior to such date. Notwithstanding the foregoing, the Committee shall have the power to decrease the interest rate set forth in the first sentence of this Section 10(b)(ii) at any time, in its sole and absolute discretion, to the greater of (A) 5% or (B) the year-to-date ROTCE rate as of the last day of the prior month.

(iii)	Changes. The Committee may change (or suspend) the interest rate credited on Accounts hereunder at any time. Notwithstanding the foregoing, no such change may be made in a manner that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

(c)	Payment Date, Form of Payment and Amount.

(i)	Payment Date and Form. Except as otherwise described in Section 11 hereof, the Participant’s Employer or former Employer shall deliver to the Participant (or, if applicable, his Beneficiary), a check in full payment of each Sub-Account within 90 days of the applicable payment date of such Sub-Account.

(ii)	Amount. Each Participant shall be paid the entire balance of each Sub-Account (including interest). If a Participant who incurs a Termination of Employment on account of Retirement is a Key Employee whose payment is delayed until the 1st day of the 7th month following such Termination of Employment, such Participant’s Sub-Accounts shall continue to be credited with interest (in accordance with the rules specified in Section 10(b) but at the rate of 5%) through the last day of the month prior to the payment date. Any amounts that would otherwise be payable to the Key Employee prior to the 1st day of the 7th month following Termination of Employment shall be accumulated and paid in a lump sum make-up payment within 30 days following such delayed payment date. Amounts that are payable to the Non-U.S. Participants shall be converted from U.S. dollars to local currency in accordance with the terms of the Guidelines.

11.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during an Award Term, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, became Disabled or Retired during such Award Term and prior to the Change in Control) for such Award Term shall be equal to the Participant’s Target Award for such Award Term, multiplied by a fraction, the numerator of which is the number of days during the Award Term during which the Participant was employed by the Employers prior to the Change in Control and the denominator of which is the number of days in the Award Term.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all amounts credited to the Participant’s Sub-Accounts (including, without limitation, the pro-rata Target Award for the Award Term during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

12.	Amendment, Termination and Adjustments

(a)	The Committee, in its sole and absolute discretion, may alter or amend this Plan from time to time; provided, however, that without the written consent of the affected Participant, no such amendment shall, (i) reduce a Participant’s Account balance as in effect on the date of the amendment, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of the amendment, (iii) modify Section 11(b) hereof or (iv) alter the time of payment provisions described in Sections 10 and 11 of the Plan, except for any amendments that accelerate the time of payment as permitted under Code Section 409A or are required to bring such provisions into compliance with the requirements of Code Section 409A and, in either case, are permitted by Code Section 409A and the regulations issued thereunder.

(b)	The Committee, in its sole and absolute discretion, may terminate this Plan in whole or in part at any time; provided that, such termination is permitted under Code Section 409A and, without the written consent of the affected Participant, no such termination shall, (i) reduce a Participant’s Account balance as in effect on the date of the termination, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of termination or (iii) alter the time of payment provisions described in Sections 10 and 11 of the Plan, except for modifications that accelerate the time of payment or are required to bring such provisions into compliance with the requirements of Code Section 409A and, in either case, are permitted by Code Section 409A.

(c)	Notwithstanding the foregoing, upon a complete termination of the Plan, the Committee, in its sole and absolute discretion, shall have the right to change the time of distribution of Participants’ Sub-Accounts under the Plan, including requiring that all such Sub-Accounts be immediately distributed in the form of lump sum cash payments (but only to the extent such change is permitted by Code Section 409A).

(d)	No amendment may cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

(e)	Any amendment or termination of the Plan shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Such amendment or termination shall become effective as of the date specified in the instrument or, if no such date is specified, on the date of its execution.

13.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of an Employer, or shall in any way affect the right and power of an Employer to terminate the employment of any employee at any time with or without assigning a reason therefore to the same extent as the Employer might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except when preempted by federal law.

(c)	Expenses. Expenses of administering the Plan shall be paid by the Employers, as directed by the Company.

(d)	Assignability. No amount payable to a Participant under this Plan shall be assignable or transferable by him for any reason whatsoever, or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary; provided, however, that upon the death of a Participant the right to the amounts payable hereunder shall be paid to the Participant’s Beneficiary.

(e)	Taxes. There shall be deducted from each payment under the Plan the amount of any tax required by any governmental authority to be withheld and paid over to such governmental authority for the account of the person entitled to such payment.

(f)	Limitation on Rights of Participants; No Trust. No trust has been created by the Employers for the payment of any benefits under this Plan; nor have the Participants been granted any lien on any assets of the Employers to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Employer or former Employer of the Participant, and the Participants and Beneficiaries are merely unsecured creditors of the Participant’s Employer or former Employer.

(g)	Payment to Guardian. If a Sub-Account balance is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Sub-Account to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Sub-Account. Such distribution shall completely discharge the Employers from all liability with respect to such Sub-Account.

(h)	Miscellaneous.

(i)	Headings. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof.

(ii)	Construction. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(iii)	Acceleration of Payments. Notwithstanding any provision of the Plan to the contrary, to the extent permitted under Code Section 409A and the Treasury Regulations issued thereunder, payments of Sub-Accounts hereunder may be accelerated (1) to the extent necessary to comply with federal, state, local or foreign ethics or conflicts of interest laws or agreements, (2) to the extent necessary to pay the FICA taxes imposed under Code Section 3101, and the income withholding taxes related thereto or (3) if the Plan (or a portion thereof) fails to satisfy the requirements of Code Section 409A; provided that the amount of such payment may not exceed the amount required to be included as income as a result of the failure to comply with Code Section 409A

(iv)	Delayed Payments due to Solvency Issues. Notwithstanding any provision of the Plan to the contrary (but except as otherwise provided in Section 14), an Employer shall not be required to make any payment hereunder to any Participant or Beneficiary if the making of the payment would jeopardize the ability of the Employer to continue as a going concern; provided that any missed payment is made during the first calendar year in which the funds of the Employer are sufficient to make the payment without jeopardizing the going concern status of the Employer.

(v)	Payments Violating Applicable Law. Notwithstanding any provision of the Plan to the contrary, the payment of all or any portion of the amounts payable hereunder will be deferred to the extent that the Employer reasonably anticipates that the making of such payment would violate Federal securities laws or other applicable law (provided that the making of a payment that would cause income taxes or penalties under the Code shall not be treated as a violation of applicable law). The deferred amount shall become payable at the earliest date at which the Employer reasonably anticipates that making the payment will not cause such violation.

14.	Liability of Employers, Transfers and Guarantees

(a)	In general. The provisions of this Section shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Liability for Payment/Transfers of Employment.

(i)	Subject to the provisions of clause (ii) of this Section, the Employers shall each be solely liable for the payment of amounts due hereunder to or on behalf of the Participants who are (or were) its employees.

(ii)	Notwithstanding the foregoing, if the benefits that are payable to or on behalf of a Participant are based on the Participant’s employment with more than one Employer, the following provisions shall apply:

(1)	Upon a transfer of employment, the Participant’s Sub-Accounts shall be transferred from the prior Employer to the new Employer and interest shall continue to be credited to the Sub-Accounts following the transfer (to the extent otherwise required under the terms of the Plan). Subject to Section 14(b)(ii)(2)(C), the last Employer of the Participant shall be responsible for processing the payment of the entire amount which is allocated to the Participant’s Sub Accounts hereunder; and

(2)	Notwithstanding the provisions of clause (1), (A) each Employer shall be solely liable for the payment of the amounts credited to a Participant’s Account which were earned by the Participant while he was employed by that Employer; (B) each Employer (unless it is insolvent) shall reimburse the last Employer for its allocable share of the Participant’s distribution; (C) if any responsible Employer is insolvent at the time of distribution, the last Employer shall not be required to make a distribution to the Participant with respect to amounts which are allocable to service with that Employer (until the payment date specified in Section 13(h)(v)); and (4) each Employer shall (to the extent permitted by applicable law) receive an income tax deduction for the Employer’s allocable share of the Participant’s distribution.

(c)	Notwithstanding the foregoing, in the event that NMHG Oregon, LLC is unable or refuses to satisfy its obligations hereunder with respect to the payment of benefits to or on behalf of its employees, the Company (unless it is insolvent) shall guarantee and be responsible for the payment thereof.

15.	Approval by Stockholders

This Plan shall be submitted for approval by the stockholders of NACCO Industries, Inc. If such approval has not been obtained by July 1, 2010, all grants of Target Awards made on or after January 1, 2010 shall be rescinded.

Appendix 1. Change in Control.

Change in Control. The term “Change in Control” shall mean the occurrence of any of the events listed in I or II, below; provided that such occurrence meets the requirements of Treasury Regulation Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

I.	i. Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders (as defined below), is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of a Related Company (as defined below) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities by any Person pursuant to an Excluded Business Combination (as defined below); or

ii.	The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of any Related Company or the acquisition of assets of another corporation, or other transaction involving a Related Company (“Business Combination”) excluding, however, such a Business Combination pursuant to which (such a Business Combination, an “Excluded Business Combination”) the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of any Related Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns any Related Company or all or substantially all of the assets of any Related Company, either directly or through one or more subsidiaries).

II.	i. Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then Outstanding Voting Securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the Outstanding Voting Securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the Outstanding Voting Securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than

50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

III.	Definitions. The following terms as used herein shall be defined as follow:

1.	“Incumbent Directors” means the individuals who, as of December 31, 2009, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	“Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

3.	“Related Company” means NMHG Holding Co. and its successors (“NMHG”), any direct or indirect subsidiary of NMHG and any entity that directly or indirectly controls NMHG.

APPENDIX C

HAMILTON BEACH BRANDS, INC.
LONG-TERM INCENTIVE COMPENSATION PLAN
(Effective January 1, 2010)

1.	Effective Date

Subject to Section 15, the effective date of this Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (the “Plan”) is January 1, 2010.

2.	Purpose of the Plan

The purpose of this Plan is to further the long-term profits and growth of Hamilton Beach Brands, Inc. (the “Company”) by enabling the Employers to attract and retain key management employees by offering long-term incentive compensation to those key management employees who will be in a position to make significant contributions to such profits and growth. This incentive is in addition to all other compensation.

3.	Application of Code Section 409A

It is intended that the compensation arrangements under the Plan be in full compliance with the requirements of Code Section 409A. The Plan shall be interpreted and administered in a manner to give effect to such intent. Notwithstanding the foregoing, the Employers do not guarantee any particular tax result to Participants or Beneficiaries with respect to any amounts deferred or any payments provided hereunder, including tax treatment under Code Section 409A.

4.	Definitions

(a)	“Account” shall mean the record maintained by the Employer in accordance with Section 7 to reflect the Participants’ Awards under the Plan (plus interest thereon). The Account shall be further sub-divided into various Sub-Accounts as described in Section 8.

(b)	“Award” shall mean the cash awards granted to a Participant under this Plan for the Award Terms.

(c)	“Award Term” shall mean the period of one or more years on which an Award is based, as established by the Committee and specified in the Guidelines. Any Award Term(s) applicable to a Qualified Performance-Based Award shall be established by the Committee not later than 90 days after the commencement of the Award Term on which such Qualified Performance-Based Award will be based and prior to the completion of 25% of such Award Term.

(d)	“Beneficiary” shall mean the person(s) designated in writing (on a form acceptable to the Committee) to receive the payment of all amounts hereunder in the event of the death of a Participant. In the absence of such a designation and at any time when there is no existing Beneficiary hereunder, a Participant’s Beneficiary shall be his surviving legal spouse or, if none, his estate.

(e)	“Change in Control” shall mean the occurrence of an event described in Appendix 1 hereto.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation Committee of the Board of Directors of the Company, any other committee appointed by such Board of Directors, or any sub-committee appointed by the Compensation Committee to administer this Plan in accordance with Section 5; provided that such committee or sub-committee consists of not less than two directors of the Company and so long as each such member of the committee or sub-committee is an “outside director” for purposes of Code Section 162(m).

(h)	“Covered Employee” shall mean any Participant who is a “covered employee” for purposes of Code Section 162(m) or any Participant who the Committee determines in its sole discretion is likely to become such a covered employee.

(i)	“Disability” or “Disabled.” A Participant shall be deemed to have a “Disability” or be “Disabled” if the Participant is determined to be totally disabled by the Social Security Administration or if the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an Employer-sponsored accident and health plan.

(j)	“Grant Date” shall mean the effective date of an Award, which is the January 1st following the end of the Award Term.

(k)	“Guidelines” shall mean the guidelines that are approved by the Committee for each Award Term for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and the Plan on matters other than the time and form of payment of the Awards, the Guidelines shall control. If there is any inconsistency between the Guidelines and the Plan regarding the time and form of payment of the Awards, the Plan shall control.

(l)	“Hay Salary Grade” shall mean the salary grade or Salary Points assigned to a Participant by the Employers pursuant to the Hay Salary System, or any successor salary system subsequently adopted by the Employers; provided, however, that for purposes of determining Target Awards for U.S. Participants, the midpoint of the national salary ranges (unadjusted for geographic location) shall be used.

(m)	“Key Employee.” A Participant shall be classified as a Key Employee if he meets the following requirements:

•	The Participant, with respect to the Participant’s relationship with the Employers and their affiliates, met the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (without regard to Section 416(i)(5) thereof) and the Treasury Regulations issued thereunder at any time during the 12-month period ending on the most recent Identification Date (defined below) and his Termination of Employment occurs during the 12-month period beginning on the most recent Effective Date (defined below). When applying the provisions of Code Sections 416(i)(1)(A)(i), (ii) or (iii) for this purpose: (i) the definition of “compensation” (A) shall be as defined in Treasury Regulation Section 1.415(c)-2(d)(4) (i.e., the wages and other compensation for which the Employer is required to furnish the Employee with a Form W-2 under Code Sections 6041, 6051 and 6052, plus amounts deferred at the election of the Employee under Code Sections 125, 132(f)(4) or 401(k)) and (B) shall apply the rule of Treasury Regulation Section 1.415(c)-2(g)(5)(ii) which excludes compensation of non-resident alien employees and (ii) the number of officers described in Code Section 416(i)(1)(A)(i) shall be 60 instead of 50.

•	The Identification Date for Key Employees is each December 31st and the Effective Date is the following April 1st. As such, any Employee who is classified as a Key Employee as of December 31st of a particular calendar year shall maintain such classification for the 12-month period commencing on the following April 1st.

•	Notwithstanding the foregoing, a Participant shall not be classified as a Key Employee unless the stock of NACCO Industries, Inc. (or a related entity) is publicly traded on an established securities market or otherwise on the date of the Participant’s Termination of Employment.

(n)	“Maturity Date” shall mean the date established under Section 10(a)(i) of the Plan.

(o)	“Non-U.S. Participant” shall mean a Participant who is classified by the Committee as a non-resident alien with no U.S.-earned income. Such classification shall be determined as of the Grant

Date of a particular Award. Once a Participant is classified by the Committee as a Non-U.S. Participant with respect to a particular Award, such classification shall continue in effect until the Sub-Account holding such Award is paid, regardless of any subsequent change in classification.

(p)	“Participant” shall mean any person who meets the eligibility criteria set forth in Section 6 and who is granted an Award under the Plan or a person who maintains an Account balance hereunder.

(q)	“Performance Objectives” shall mean the performance objectives established pursuant to the Plan for Participants. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or any Subsidiary, division, business unit, department or function of the Company. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted standard margin or net sales.

(r)	“Qualified Performance-Based Award” shall mean any Award or portion of an Award granted to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m).

(s)	“Retirement” or “Retire” shall mean the termination of a Participant’s employment with the Employers after the Participant has reached age 55 and completed at least 5 years of service.

(t)	“ROTCE” shall mean consolidated return on total capital employed of NACCO Industries, Inc. (“NACCO”), as determined by NACCO for a particular calendar year.

(u)	“Salary Points” means the salary points assigned to a Participant by the Committee for the applicable Award Term pursuant to the Hay salary point system, or any successor salary point system adopted by the Committee.

(v)	“Subsidiary” shall mean any corporation, partnership or other entity, the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company. The Company and the Subsidiaries shall be referred to herein collectively as the “Employers.”

(w)	“Target Award” shall mean a dollar amount calculated by multiplying (i) the designated salary midpoint that corresponds to a Participant’s Hay Salary Grade by (ii) the long-term incentive compensation target percent for that Hay Salary Grade for the applicable Award Term, as determined by the Committee. The Target Award is the Award that would be paid to a Participant under the Plan if each Performance Objective is met exactly at target.

(x)	“Termination of Employment” shall mean, with respect to any Participant’s relationship with the Company and its affiliates, a separation from service as defined in Code Section 409A (and the regulations and guidance issued thereunder).

(y)	“U.S. Participant” shall mean, with respect to any Award, any Participant who is not a Non-U.S. Participant.

5.	Administration

(a)	This Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Company and all present and former Participants, all other employees of the Company, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

(b)	The Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines), and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be treated as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

6.	Eligibility

Any person who is classified by the Employers as a salaried employee of the Employers generally at a Hay Salary Grade of 16 or above (or a compensation level equivalent thereto), who in the judgment of the Committee occupies an officer or other key executive position in which his efforts may significantly contribute to the profits or growth of the Employers, may be eligible to participate in the Plan; provided, however, that (a) directors of the Company who are not classified as salaried employees of the Employers and (b) leased employees (as such term is defined in Code Section 414) shall not be eligible to participate in the Plan. A person who satisfies the requirements of this Section 6 shall become a Participant in the Plan when granted an Award under Section 8(b)(ii).

7.	Accounts and Sub-Accounts

Each Employer shall establish and maintain on its books an Account for each Participant who is or was employed by the Employer which shall reflect the Awards described in Section 8 hereof. Such Account shall also (i) reflect credits for the interest described in Section 10(b) and debits for any distributions therefrom and (ii) be divided into the Sub-Accounts specified in Section 8(d).

8.	Granting of Awards/Crediting to Sub-Accounts

The Committee may, from time to time and upon such conditions as it determines, authorize the granting of Awards to Participants for each Award Term, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	The Committee shall approve (i) a Target Award to be granted to each Participant and (ii) a formula for determining the amount of each Award for such Award Term, which formula is based upon the Company’s achievement of Performance Objectives, as set forth in the Guidelines; provided, however, that with respect to any Qualified Performance-Based Award, the Committee shall approve the foregoing not later than the ninetieth day of the applicable Award Term and prior to the completion of 25% of such Award Term. At such time, the Committee shall designate whether the Award is a Qualified Performance-Based Award.

(b)	Effective no later than April 30th of the calendar year following the end of the Award Term, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual Company performance to the Target Awards previously determined in accordance with Section 8(a) and (ii) a final calculation and approval of the amount of each Award to be granted to each Participant for the Award Term (with the specified Grant Date of such Award being January 1st of the calendar year following the end of the Award Term). Such approval shall be certified in writing by the Committee before any amount is paid for any Award granted with respect to an Award Term. Notwithstanding the foregoing, (1) the Committee shall have the power to decrease the amount of any Award below the amount determined in accordance with the foregoing provisions and (2) the Committee shall have the power to increase the amount of any Award above the amount determined in accordance with the foregoing provisions and/or adjust the amount thereof in any other manner determined by the Committee, in its sole and absolute discretion. Notwithstanding the foregoing, (X) no such decrease may occur following a Change in Control; (Y) no such increase, adjustment or other change may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)) and (Z) no Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined and approved by the Committee.

(c)	Calculations of Target Awards for U.S. Participants for an Award Term shall initially be based on a Participant’s Hay Salary Grade as of January 1st of the first year of the Award Term. Calculations of Target Awards for Non-U.S. Participants for an Award Term shall be determined in accordance with the Guidelines in effect for such Award Term. However, such Target Awards may be changed during or after the Award Term under the following circumstances: (i) if a Participant receives a change in Hay Salary Grade, salary midpoint and/or long-term incentive compensation target percentage during an Award Term, such change will be reflected in a pro-rata Target Award, (ii) employees hired into or promoted to a position eligible to participate in the Plan (as specified in Section 6 above) during an Award Term will, if designated as a Plan Participant by the Committee, be assigned a pro-rated Target Award based on their length of service during an Award Term and (iii) the Committee may increase or decrease the amount of the Target Award at any time, in its sole and absolute discretion; provided, however, that (X) no such decrease may occur following a Change in Control and (Y) no such increase, adjustment or other change may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). In order to be eligible to receive an Award for an Award Term, the Participant must be employed by the Employers and must be a Participant on December 31st of the last year of the Award Term. Notwithstanding the foregoing, if a Participant dies, becomes Disabled or Retires during the Award Term, the Participant shall be entitled to a pro-rata portion of the Award for such Award Term, calculated based on actual Company performance for the entire Award Term in accordance with Section 8(b)(ii) above and based on the number of days the Participant was actually employed by the Employers during the Award Term.

(d)	After approval by the Compensation Committee, each Award shall be credited to the Participant’s Account in accordance with the following rules. The cash value of each Award for each Award Term shall be credited to a separate Sub-Account for each Participant. Such Sub-Accounts shall be classified based on the Grant Date of the particular Award. For example, the cash value of the Awards with a Grant Date of 1/1/11 shall be credited to the 2011 Sub-Account, the cash value of the Awards with a Grant Date of 1/1/12 shall be credited to the 2012 Sub-Account, etc.

(e)	Notwithstanding any other provision of the Plan, (1) the maximum cash value of the Awards granted to a Participant under this Plan for any Award Term shall not exceed $5,000,000 and (2) the maximum cash value of the payment from the Sub-Account that holds the Awards for any Award Term (including interest) shall not exceed $7,000,000.

(f)	Multiple Awards may be granted to a Participant; provided, however, that no two Awards to a Participant may have identical performance periods.

(g)	All determinations under this Section shall be made by the Committee. Each Qualified Performance-Based Award shall be granted and administered to comply with the requirements of Code Section 162(m).

9.	Vesting

All Awards granted hereunder shall be immediately 100% vested as of the Grant Date. Participants shall be 100% vested in all amounts credited to their Accounts hereunder.

10.	Payment of Sub-Account Balances/Interest

(a)	Payment Dates.

(i) Maturity Date.  The Maturity Date of each Sub-Account shall be the third anniversary of the Grant Date of the Award that was credited to such Sub-Account. For example, the Maturity Date of the 2011 Sub-Account (containing Awards with a Grant Date of 1/1/11) shall be 1/1/14. Subject to the provisions of clause (ii) below, the balance of each Sub-Account shall be paid to the Participant on the Maturity Date of such Sub-Account.

(ii) Other Payment Dates.  Notwithstanding the foregoing, but subject to the provisions of Section 11 hereof, (A) the payment date of amounts that were credited to a particular Sub-Account while the Participant was a Non-U.S. Participant may be any earlier date determined by the Committee and (B) in the event a Participant dies, becomes Disabled, or incurs a Termination of Employment as a result of Retirement prior to the applicable Maturity Date, (1) the payment date of all amounts credited to the Participant’s Sub-Accounts as of the date of death, Disability, or such Termination of Employment shall be the date of such death, Disability, or Termination of Employment and (2) the Award earned for the Award Term in which the date of death, Disability, or Termination of Employment occurs shall be paid during the period from January 1st through April 30th of the calendar year following the last day of the Award Term; provided, however, that if a Participant who incurs a Termination of Employment on account of Retirement is a Key Employee, the Participant’s payment date shall not be any earlier than the 1st day of the 7th month following the date of his Termination of Employment (or, if earlier, the date of the Participant’s death).

(b)	Interest. The Participant’s Sub-Accounts shall be credited with interest as follows; provided, however, that (1) no interest shall be credited to a Sub-Account after the Maturity Date of the Sub-Account, (2) no interest shall be credited to a Sub-Account following a Participant’s Termination of Employment prior to a Maturity Date (except as described in Section 10(c)(ii) with respect to delayed payments made to Key Employees on account of a Termination of Employment), (3) no interest shall be credited to a Sub-Account after the last day of the month preceding the payment date of such Sub-Account and (4) no interest in excess of 14% shall be credited to any Sub-Account.

(i)	Interest Rate for Non-Covered Employees. At the end of each calendar month during a calendar year, the Sub-Accounts of Participants who are not Covered Employees shall be credited with an amount determined by multiplying the Participant’s Sub-Account balances during such month by 5%. In addition, as of the end of each calendar year in which the ROTCE for such calendar year exceeds 5%, the Sub-Accounts shall also be credited with an additional amount determined by multiplying the Participant’s Sub-Account balances during each month of such calendar year by the excess of the ROTCE rate over 5%, compounded monthly. In the event that, prior to an applicable Maturity Date, a Participant who is not a Covered Employee (1) incurs a Termination of Employment or (2) becomes eligible for a payment from a Sub-Account hereunder, the foregoing interest calculations shall be made as of the last day of the month prior to such date. When making such calculations, the ROTCE rate shall be equal to the year-to-date ROTCE rate as of the last day of the prior month.

(ii)	Interest Rate for Covered Employees. At the end of each calendar month during a calendar year, the Sub-Accounts of Participants who are Covered Employees shall be credited with an amount determined by multiplying the Participant’s Sub-Account balances during such month by 14%. In the event that, prior to an applicable Maturity Date, a Participant who is a Covered Employee (1) incurs a Termination of Employment or (2) becomes eligible for a payment from a Sub-Account hereunder, the foregoing interest calculation shall be made as of the last day of the month prior to such date. Notwithstanding the foregoing, the Committee shall have the power to decrease the interest rate set forth in the first sentence of this Section 10(b)(ii) at any time, in its sole and absolute discretion, to the greater of (A) 5% or (B) the year-to-date ROTCE rate as of the last day of the prior month.

(iii)	Changes. The Committee may change (or suspend) the interest rate credited on Accounts hereunder at any time. Notwithstanding the foregoing, no such change may be made in a manner that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

(c)	Payment Date, Form of Payment and Amount.

(i)	Payment Date and Form. Except as otherwise described in Section 11 hereof, the Participant’s Employer (or former Employer) shall deliver to the Participant (or, if applicable, his Beneficiary), a check in full payment of each Sub-Account hereunder within 90 days of the applicable payment date of such Sub-Account.

(ii)	Amount. Each Participant shall be paid the entire balance of each Sub-Account (including interest); provided, however, that if a Participant who incurs a Termination of Employment on account of Retirement is a Key Employee whose payment is delayed until the 1st day of the 7th month following such Termination of Employment, such Participant’s Sub-Accounts shall continue to be credited with interest (at the rate of 5%) from the date of such Termination of Employment through the last day of the month prior to the actual payment date. Any amounts that would otherwise be payable to the Key Employee prior to the 1st day of the 7th month following Termination of Employment shall be accumulated and paid in a lump sum make-up payment within 10 days following such delayed payment date. Amounts that are payable to Non-U.S. Participants shall be converted from U.S. dollars to local currency in accordance with the terms of the Guidelines.

11.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during an Award Term, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, became Disabled or Retired during such Award Term and prior to the Change in Control) for such Award Term shall be equal to the Participant’s Target Award for such Award Term multiplied by a fraction, the numerator of which is the number of days during the Award Term during which the Participant was employed by the Employers prior to the Change in Control and the denominator of which is the number of days in the Award Term.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all amounts credited to the Participant’s Sub-Accounts (including, without limitation, the pro-rata Target Award for the Award Term during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

12.	Amendment, Termination and Adjustments

(a)	The Committee, in its sole and absolute discretion, may alter or amend this Plan from time to time; provided, however, that no such amendment shall, without the written consent of a Participant, (i) reduce a Participant’s Account balance as in effect on the date of the amendment, (ii) reduce the amount of any outstanding Award that was previously approved by the Committee but not yet paid as of the date of the amendment, (iii) modify Section 11(b) hereof or (iv) alter the time of payment provisions described in Sections 10 and 11 of the Plan except for any amendments that accelerate the time of payment as permitted under Code Section 409A or are required to bring such provisions into compliance with the requirements of Code Section 409A and the regulations issued thereunder.

(b)	Notwithstanding the foregoing, upon a complete termination of the Plan, the Committee, in its sole and absolute discretion, shall have the right to change the time of distribution of Participants’ Sub-Accounts under the Plan, including requiring that all such Sub-Accounts be immediately distributed in the form of lump sum cash payments (but only to the extent such change is permitted by Code Section 409A).

(c)	No amendment may cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Code Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

(d)	Any amendment or termination of the Plan shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Such amendment or termination shall become effective as of the date specified in the instrument or, if no such date is specified, on the date of its execution.

13.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Employers, or shall in any way affect the right and power of the Employers to terminate the employment of any employee at any time with or without assigning a reason therefore to the same extent as the Employers might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except when preempted by federal law.

(c)	Expenses. Expenses of administering the Plan shall be paid by the Employers, as directed by the Company.

(d)	Assignability. No Award granted to a Participant under this Plan and no Account balance of a Participant under this Plan shall be transferable by him for any reason whatsoever or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary; provided, however, that upon the death of a Participant, any amounts payable hereunder shall be paid to the Participant’s Beneficiary.

(e)	Taxes. There shall be deducted from each payment under the Plan the amount of any tax required by any governmental authority to be withheld and paid over to such governmental authority for the account of the person entitled to such payment.

(f)	Limitation on Rights of Participants; No Trust. No trust has been created by the Employers for the payment of any benefits under this Plan; nor have the Participants been granted any lien on any assets of the Employers to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Employer or former Employer of the Participant, and the Participants and Beneficiaries are merely unsecured creditors of the Participant’s Employer or former Employer.

(g)	Payment to Guardian. If a Sub-Account balance is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Sub-Account to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Sub-Account. Such distribution shall completely discharge the Employers from all liability with respect to such Sub-Account.

(h)	Miscellaneous.

(i)	Headings. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof.

(ii)	Construction. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(iii)	Acceleration of Payments. Notwithstanding any provision of the Plan to the contrary, to the extent permitted under Code Section 409A and the Treasury regulations issued thereunder, payments of amounts due hereunder may be accelerated to the extent necessary to (i) comply with federal, state, local or foreign ethics or conflicts of interest laws or agreements or (ii) pay the FICA taxes imposed under Code Section 3101, and the income withholding taxes related thereto. Payments may also be accelerated if the Plan (or a portion thereof) fails to satisfy the requirements of Code Section 409A; provided that the amount of such payment may not exceed the amount required to be included as income as a result of the failure to comply with Code Section 409A.

(iv)	Delayed Payments due to Solvency Issues. Notwithstanding any provision of the Plan to the contrary, an Employer shall not be required to make any payment hereunder to any Participant or Beneficiary if the making of the payment would jeopardize the ability of the Employer to continue as a going concern; provided that any missed payment is made during the first calendar year in which the funds of the Employer are sufficient to make the payment without jeopardizing the going concern status of the Employer.

(v)	Payments Violating Applicable Law. Notwithstanding any provision of the Plan to the contrary, the payment of all or any portion of the amounts payable hereunder will be deferred to the extent that the Company reasonably anticipates that the making of such payment would violate Federal securities laws or other applicable law (provided that the making of a payment that would cause income taxes or penalties under the Code shall not be treated as a violation of applicable law). The deferred amount shall become payable at the earliest date at which the Company reasonably anticipates that making the payment will not cause such violation.

14.	Liability of Employers.

The Employers shall each be liable for the payment of the Awards/Sub-Account balances that are payable hereunder to or on behalf of the Participants who are (or were) its employees.

15.	Approval by Stockholders

This Plan shall be submitted for approval by the stockholders of NACCO Industries, Inc. If such approval has not been obtained by July 1, 2010, all grants of Target Awards made on or after January 1, 2010 shall be rescinded.

Appendix 1. Change in Control.

Change in Control. The term “Change in Control” shall mean the occurrence of any of the events listed in I or II, below; provided that such occurrence meets the requirements of Treasury Regulation Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

I.	i. Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders (as defined below), is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of a Related Company (as defined below) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities by any Person pursuant to an Excluded Business Combination (as defined below); or

ii.	The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of any Related Company or the acquisition of assets of another corporation, or other transaction involving a Related Company (“Business Combination”) excluding, however, such a Business Combination pursuant to which either of the following apply (such a Business Combination, an “Excluded Business Combination”) (A) a Business Combination involving Housewares Holding Co. (or any successor thereto) that relates solely to the business or assets of The Kitchen Collection, Inc. (or any successor thereto) or (B) a Business Combination pursuant to which the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of any Related Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns any Related Company or all or substantially all of the assets of any Related Company, either directly or through one or more subsidiaries).

II.	i. Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then Outstanding Voting Securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the Outstanding Voting Securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the Outstanding Voting Securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

III.  Definitions.  The following terms as used herein shall be defined as follow:

1.	‘‘Incumbent Directors” means the individuals who, as of December 31, 2009, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	‘‘Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

3.	‘‘Related Company” means Hamilton Beach Brands, Inc. and its successors (“HB”), any direct or indirect subsidiary of HB and any entity that directly or indirectly controls HB.

APPENDIX D

NACCO INDUSTRIES, INC.

ANNUAL INCENTIVE COMPENSATION PLAN

(Effective January 1, 2010)

1.	Purpose of the Plan

The purpose of the NACCO Industries, Inc. Annual Incentive Compensation Plan (the “Plan”) is to further the profits and growth of NACCO Industries, Inc. (the “Company”) by enabling the Company to attract and retain key employees of the Company by offering annual incentive compensation to those key employees who will be in a position to help the Company to meet its financial and business objectives.

2.	Definitions

(a)	“Award” means cash paid to a Participant under the Plan for a Performance Period in an amount determined in accordance with Section 5.

(b)	“Change in Control” means the occurrence of an event described in Appendix 1 hereto.

(c)	“Committee” means the Compensation Committee of the Company’s Board of Directors or any other committee appointed by the Company’s Board of Directors to administer this Plan in accordance with Section 3, so long as any such committee consists of not less than two directors of the Company and so long as each member of the Committee is (i) an “outside director” for purposes of Section 162(m) and (ii) is not an employee of the Company or any of its subsidiaries.

(d)	“Covered Employee” means any Participant who is a “covered employee” for purposes of Section 162(m) or any Participant who the Committee determines in its sole discretion could become a “covered employee.”

(e)	“Guidelines” means the guidelines that are approved by the Committee for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and the Plan, the Guidelines will control.

(f)	“Participant” means any person who is classified by the Company as a salaried employee, who in the judgment of the Committee occupies a key position in which his efforts may significantly contribute to the profits or growth of the Company; provided, however, that the Committee may select any employee who is expected to contribute, or who has contributed, significantly to the Company’s profitability to participate in the Plan and receive an Award hereunder; and further provided, however, that following the end of the Performance Period the Committee may make one or more discretionary Awards to employees of the Company who were not previously designated as Participants. Directors of the Company who are also employees of the Company are eligible to participate in the Plan. Employees of the Company’s Subsidiaries shall not be eligible to participate in the Plan.

(g)	“Payment Period” means, with respect to any Performance Period, the period from January 1 to March 15 of the calendar year immediately following the calendar year in which such Performance Period ends.

(h)	“Performance Period” means any period of one year (or portion thereof) on which an Award is based, as established by the Committee. Any Performance Period(s) applicable to a Qualified Performance-Based Award shall be established by the Committee not later than 90 days after the commencement of the Performance Period on which such Qualified Performance-Based Award will be based and prior to completion of 25% of such Performance Period.

(i)	“Performance Objectives” shall mean the performance objectives established pursuant to the Plan for Participants. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or any Subsidiary, division, business unit, department or function of the Company. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value, sales value increase over time, economic value income, economic value increase over time, new project development, adjusted gross margin or net sales.

(j)	“Qualified Performance-Based Award” shall mean any Award or portion of an Award granted to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m).

(k)	“Retire” means a termination of employment that entitles the Participant to immediate commencement of his pension benefits under The Combined Defined Benefit Plan of NACCO Industries, Inc. and its Subsidiaries or, for Participants who are not members of such plan, a termination of employment after reaching age 60 with at least 15 years of service with the Company or a member of the Company’s controlled group (as defined in Code Section 414).

(l)	“Salary Points” means the salary points assigned to a Participant by the Committee for the applicable Performance Period pursuant to the Hay salary point system, or any successor salary point system adopted by the Committee.

(m)	“Section 162(m)” means Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(n)	“Subsidiary” shall mean any corporation, partnership or other entity, the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company.

(o)	“Target Award” shall mean the designated salary midpoint that corresponds to a Participant’s Salary Points, multiplied by the short-term incentive compensation target percent for those Salary Points for the applicable Performance Period, as determined by the Committee.

3.	Administration

This Plan shall be administered by the Committee. The Committee shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines), and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Company and all present and former Participants, all other employees of the Company, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

4.	Eligibility

Each Participant shall be eligible to participate in this Plan and receive Awards in accordance with Section 5; provided, however, that, unless otherwise determined by the Committee or as otherwise provided in Section 6 below, (a) a Participant must be employed by the Company on the last day of the Performance Period (or die, become permanently disabled or Retire during such Performance Period) in order to be eligible to receive an Award for such Performance Period and (b) the Award of a Participant who is described in the preceding clause or who is employed on the last day of the Performance Period but is not employed during the entire Performance Period shall be paid in a pro-rated amount based on the number of days the Participant was actually employed by the Company during such Performance Period. Notwithstanding the foregoing, the Committee shall have the discretion to grant an Award to a Participant who does not meet the foregoing requirements; provided that no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as applicable employee remuneration of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

5.	Awards

The Committee may, from time to time and upon such conditions as it may determine, authorize the payment of Awards to Participants, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	The Committee shall approve (i) a Target Award to be granted to each Participant and (ii) a formula for determining the amount of each Award, which formula is based upon the Company’s achievement of Performance Objectives; provided, however, that with respect to any Qualified Performance-Based Award, the Committee shall approve the foregoing not later than the ninetieth day of the applicable Performance Period and prior to the completion of 25% of such Performance Period.

(b)	Prior to the end of the Payment Period, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual performance to the Target Awards previously determined in accordance with Section 5(a); and (ii) a final calculation of the amount of each Award to be paid to each Participant for the Performance Period. Such approval shall be certified by the Committee before any amount is paid under any Award with respect to that Performance Period. Notwithstanding the foregoing, the Committee shall have the power to (1) decrease the amount of any Award below the amount determined in accordance with Section 5(b)(i); and/or (2) increase the amount of any Award above the amount determined in accordance with Section 5(b)(i); provided, however, that (A) no such decrease may occur following a Change in Control and (B) no such increase, change or adjustment may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). No Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined by the Committee.

(c)	Each Award shall be fully paid during the Payment Period and shall be paid in cash. Awards shall be paid subject to all withholdings and deductions pursuant to Section 7. Notwithstanding any other provision of the Plan, the maximum amount paid to a Participant in a single calendar year as a result of Awards under this Plan shall not exceed $6,000,000 or such lesser amount specified in the Guidelines.

(d)	At such time as the Committee approves a Target Award and formula for determining the amount of each Award, the Committee shall designate whether all or any portion of the Award is a Qualified Performance-Based Award.

6.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during a Performance Period, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, become permanently disabled or Retired during such Performance Period and prior to the Change in Control) for such Performance Period shall be equal to the Participant’s Target Award for such Performance Period, multiplied by a fraction, the numerator of which is the number of days during the Performance Period during which the Participant was employed by the Company (or a controlled group member) prior to the Change in Control and the denominator of which is the number of days in the Performance Period.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all outstanding Awards (including, without limitation, the pro-rata Target Award for the Performance Period during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

7.	Withholding Taxes

Any Award paid to a Participant under this Plan, shall be subject to all applicable federal, state and local income tax, social security and other standard withholdings and deductions.

8.	Amendment and Termination

The Committee may alter or amend this Plan (including the Guidelines) from time to time or terminate it in its entirety; provided, however, that no such increase, change or adjustment may be made that would cause a Qualified Performance-Based Award to be includable as “applicable employee remuneration” of a Covered Employee, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

9.	Approval by Stockholders

The Plan will be submitted for approval by the stockholders of the Company. If such approval has not been obtained by July 1, 2010, all grants of Target Awards made on or after January 1, 2010 will be rescinded.

10.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment of any employee at any time with or without assigning a reason therefore to the same extent as the Company might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

(c)	Miscellaneous. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(d)	American Jobs Creation Act. It is intended that this Plan be exempt from the requirements of Section 409A of the Internal Revenue Code, as enacted by the American Jobs Creation Act, and the Plan shall be interpreted and administered in a manner to give effect to such intent.

(e)	Limitation on Rights of Participants; No trust. No trust has been created by the Company for the payment of Awards granted under this Plan; nor have the Participants been granted any lien on any assets of the Company to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Company, and the Participants hereunder are unsecured creditors of the Company.

(f)	Payment to Guardian. If an Award is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Award to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Award. Such distribution shall completely discharge the Company from all liability with respect to such Award.

11.	Effective Date

This Plan shall become effective as of January 1, 2010.

Appendix 1. Change in Control.

I.	Change in Control. The term “Change in Control” shall mean the occurrence of (i), (ii) or (iii) below; provided that such occurrence occurs on or after January 1, 2010 and meets the requirements of Treasury Regulation Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the outstanding voting securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the outstanding voting securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

II.	Definitions. The following terms as used herein shall be defined as follow:

1.	‘‘Incumbent Directors” means the individuals who, as of December 31, 2009, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	‘‘Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

APPENDIX E

THE NORTH AMERICAN COAL CORPORATION

ANNUAL INCENTIVE COMPENSATION PLAN

(Effective January 1, 2010)

1.	Purpose of the Plan

The purpose of The North American Coal Corporation Annual Incentive Compensation Plan (the “Plan”) is to further the profits and growth of The North American Coal Corporation (the “Company”) and its Subsidiaries (collectively, the “Employers”) by enabling the Employers to attract and retain key employees by offering annual incentive compensation to those key employees who will be in a position to help the Company to meet its financial and business objectives.

2.	Definitions

(a)	“Award” means cash paid to a Participant under the Plan for a Performance Period in an amount determined in accordance with Section 5.

(b)	“Change in Control” means the occurrence of an event described in Appendix 1 hereto.

(c)	“Committee” means the Compensation Committee of the Company’s Board of Directors or any other committee appointed by the Company’s Board of Directors to administer this Plan in accordance with Section 3, so long as any such committee consists of not less than two directors of the Company and so long as each member of the Committee is (i) an “outside director” for purposes of Section 162(m) and (ii) is not an employee of the Company or any of its subsidiaries.

(d)	“Covered Employee” means any Participant who is a “covered employee” for purposes of Section 162(m) or any Participant who the Committee determines in its sole discretion could become a “covered employee.”

(e)	“Guidelines” means the guidelines that are approved by the Committee for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and the Plan, the Guidelines will control.

(f)	“Participant” means any person who is classified by the Employers as a salaried employee, who in the judgment of the Committee occupies a key position in which his efforts may significantly contribute to the profits or growth of his Employer; provided, however, that the Committee may select any employee who is expected to contribute, or who has contributed, significantly to the Employer’s profitability to participate in the Plan and receive an Award hereunder; and further provided, however, that following the end of the Performance Period the Committee may make one or more discretionary Awards to employees of the Employers who were not previously designated as Participants. Directors of the Company who are also employees of the Company are eligible to participate in the Plan.

(g)	“Payment Period” means, with respect to any Performance Period, the period from January 1 to March 15 of the calendar year immediately following the calendar year in which such Performance Period ends.

(h)	“Performance Period” means any period of one year (or portion thereof) on which an Award is based, as established by the Committee. Any Performance Period(s) applicable to a Qualified Performance-Based Award shall be established by the Committee not later than 90 days after the commencement of the Performance Period on which such Qualified Performance-Based Award will be based and prior to completion of 25% of such Performance Period.

(i)	“Performance Objectives” shall mean the performance objectives established pursuant to the Plan for Participants. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or any Subsidiary, division, business unit, department or function of the Company. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be based on one or more, or a combination, of the following criteria, or the attainment of specified levels of growth or improvement in one or more of the following criteria: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value, sales value increase over time, economic value income, economic value increase over time or new project development.

(j)	“Qualified Performance-Based Award” shall mean any Award or portion of an Award granted to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m).

(k)	“Retire” means a termination of employment that entitles the Participant to immediate commencement of his pension benefits under The Combined Defined Benefit Plan of NACCO Industries, Inc. and its Subsidiaries or, for Participants who are not members of such plan, a termination of employment after reaching age 55 with at least 10 years of service with the Company or a member of the Company’s controlled group (as defined in Code Section 414).

(l)	“Salary Points” means the salary points assigned to a Participant by the Committee for the applicable Performance Period pursuant to the Hay salary point system, or any successor salary point system adopted by the Committee.

(m)	“Section 162(m)” means Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(n)	“Subsidiary” shall mean any corporation, partnership or other entity, the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company.

(o)	“Target Award” shall mean the designated salary midpoint that corresponds to a Participant’s Salary Points, multiplied by the short-term incentive compensation target percent for those Salary Points for the applicable Performance Period, as determined by the Committee.

3.	Administration

This Plan shall be administered by the Committee. The Committee shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines), and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). A majority of the Committee shall constitute a quorum, and the action of members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the act of the Committee. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, shall be conclusive, final and binding upon the Company and all present and former Participants, all other employees of the Company, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

4.	Eligibility

Each Participant shall be eligible to participate in this Plan and receive Awards in accordance with Section 5; provided, however, that, unless otherwise determined by the Committee, specified in the Guidelines or as otherwise provided in Section 6 below, (a) a Participant must be employed by the Employers on the last day of the Performance Period (or die, become permanently disabled or Retire during such Performance Period) in order to be eligible to receive an Award for such Performance Period, (b) a Participant must be actively employed (excluding “vacation pay-through days”) for at least 90 days during the Award Term in order to be eligible to receive an Award for such Performance Period and (c) the Award of a Participant who is described in clause (a) or who is employed on the last day of the Performance Period but is not employed during the entire Performance Period shall be paid in a pro-rated amount based on the number of days the Participant was actually employed by the Employers during such Performance Period (including “vacation pay-through days”). Notwithstanding the foregoing, the Committee shall have the discretion to grant an Award to a Participant who does not meet the foregoing requirements; provided that no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as applicable employee remuneration of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

5.	Awards

The Committee may, from time to time and upon such conditions as it may determine, authorize the payment of Awards to Participants, which shall be consistent with, and shall be subject to all of the requirements of, the following provisions:

(a)	The Committee shall approve (i) a Target Award to be granted to each Participant and (ii) a formula for determining the amount of each Award, which formula is based upon the Company’s achievement of Performance Objectives; provided, however, that with respect to any Qualified Performance-Based Award, the Committee shall approve the foregoing not later than the ninetieth day of the applicable Performance Period and prior to the completion of 25% of such Performance Period.

(b)	Prior to the end of the Payment Period, the Committee shall approve (i) a preliminary calculation of the amount of each Award based upon the application of the formula and actual performance to the Target Awards previously determined in accordance with Section 5(a); and (ii) a final calculation of the amount of each Award to be paid to each Participant for the Performance Period. Such approval shall be certified in writing by the Committee before any amount is paid under any Award with respect to that Performance Period. Notwithstanding the foregoing, the Committee shall have the power to (1) decrease the amount of any Award below the amount determined in accordance with Section 5(b)(i); and/or (2) increase the amount of any Award above the amount determined in accordance with Section 5(b)(i); provided, however, that (A) no such decrease may occur following a Change in Control and (B) no such increase, change or adjustment may be made that would cause any Qualified Performance-Based Award to be includable as “applicable employee remuneration” of such Participant, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)). No Award, including any Award equal to the Target Award, shall be payable under the Plan to any Participant except as determined by the Committee.

(c)	Each Award shall be fully paid during the Payment Period and shall be paid in cash. Awards shall be paid subject to all withholdings and deductions pursuant to Section 7. Notwithstanding any other provision of the Plan, the maximum amount paid to a Participant in a single calendar year as a result of Awards under this Plan shall not exceed $5,000,000 or such lesser amount specified in the Guidelines.

(d)	At such time as the Committee approves a Target Award and formula for determining the amount of each Award, the Committee shall designate whether all or any portion of the Award is a Qualified Performance-Based Award.

6.	Change in Control

(a)	The following provisions shall apply notwithstanding any other provision of the Plan to the contrary.

(b)	Amount of Award for Year of Change In Control. In the event of a Change in Control during a Performance Period, the amount of the Award payable to a Participant who is employed on the date of the Change in Control (or who died, become permanently disabled or Retired during such Performance Period and prior to the Change in Control) for such Performance Period shall be equal to the Participant’s Target Award for such Performance Period, multiplied by a fraction, the numerator of which is the number of days during the Performance Period during which the Participant was employed by the Employer (or a controlled group member) prior to the Change in Control and the denominator of which is the number of days in the Performance Period.

(c)	Time of Payment. In the event of a Change in Control, the payment date of all outstanding Awards (including, without limitation, the pro-rata Target Award for the Performance Period during which the Change in Control occurred) shall be the date that is between two days prior to, or within 30 days after, the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

7.	Withholding Taxes

Any Award paid to a Participant under this Plan, shall be subject to all applicable federal, state and local income tax, social security and other standard withholdings and deductions.

8.	Amendment and Termination

The Committee may alter or amend this Plan (including the Guidelines) from time to time or terminate it in its entirety; provided, however, that no such increase, change or adjustment may be made that would cause a Qualified Performance-Based Award to be includable as “applicable employee remuneration” of a Covered Employee, as such term is defined in Section 162(m) (i.e., to no longer qualify for the exception for “qualified performance-based compensation” under Code Section 162(m)).

9.	Approval by Stockholders

The Plan will be submitted for approval by the stockholders of the Company. If such approval has not been obtained by July 1, 2010, all grants of Target Awards made on or after January 1, 2010 will be rescinded.

10.	General Provisions

(a)	No Right of Employment. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Employers, or shall in any way affect the right and power of the Employers to terminate the employment of any employee at any time with or without assigning a reason therefore to the same extent as the Employers might have done if this Plan had not been adopted.

(b)	Governing Law. The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Texas.

(c)	Miscellaneous. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

(d)	American Jobs Creation Act. It is intended that this Plan be exempt from the requirements of Section 409A of the Internal Revenue Code, as enacted by the American Jobs Creation Act, and the Plan shall be interpreted and administered in a manner to give effect to such intent.

(e)	Limitation on Rights of Participants; No trust. No trust has been created by the Company for the payment of Awards granted under this Plan; nor have the Participants been granted any lien on any assets of the Company to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Company, and the Participants hereunder are unsecured creditors of the Company.

(f)	Payment to Guardian. If an Award is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Award to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Award. Such distribution shall completely discharge the Company from all liability with respect to such Award.

11.	Effective Date

This Plan shall become effective as of January 1, 2010.

Appendix 1. Change in Control.

Change in Control. The term “Change in Control” shall mean the occurrence of any of the events listed in I or II, below; provided that such occurrence occurs on or after January 1, 2010 and meets the requirements of Treasury Regulation Section 1.409A-3(i)(5) (or any successor or replacement thereto) with respect to a Participant:

I. i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders (as defined below), is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of a Related Company (as defined below) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities by any Person pursuant to an Excluded Business Combination (as defined below); or

ii.	The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of any Related Company or the acquisition of assets of another corporation, or other transaction involving a Related Company (“Business Combination”) excluding, however, such a Business Combination pursuant to which (such a Business Combination, an “Excluded Business Combination”) the individuals and entities who beneficially owned, directly or indirectly, more than 50% of the combined voting power of any Related Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns any Related Company or all or substantially all of the assets of any Related Company, either directly or through one or more subsidiaries).

II. i.	Any “Person” (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than one or more Permitted Holders, is or becomes the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then Outstanding Voting Securities of NACCO Industries, Inc. (“NACCO”), other than any direct or indirect acquisition, including but not limited to an acquisition by purchase, distribution or otherwise, of voting securities:

(A)	directly from NACCO that is approved by a majority of the Incumbent Directors (as defined below); or

(B)	by any Person pursuant to an Excluded NACCO Business Combination (as defined below);

provided, that if at least a majority of the individuals who constitute Incumbent Directors determine in good faith that a Person has become the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the combined voting power of the Outstanding Voting Securities of NACCO inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person is the “beneficial owner‘(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or less of the combined voting power of the Outstanding Voting Securities of NACCO, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

ii.	a majority of the Board of Directors of NACCO ceases to be comprised of Incumbent Directors; or

iii.	the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of NACCO or the acquisition of assets of another corporation, or other transaction involving NACCO (“NACCO Business Combination”) excluding, however, such a Business Combination pursuant to which both of the following apply (such a Business Combination, an “Excluded NACCO Business Combination”):

(A)	the individuals and entities who beneficially owned, directly or indirectly, NACCO immediately prior to such NACCO Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity resulting from such NACCO Business Combination (including, without limitation, an entity that as a result of such transaction owns NACCO or all or substantially all of the assets of NACCO, either directly or through one or more subsidiaries); and

(B)	at the time of the execution of the initial agreement, or of the action of the Board of Directors of NACCO, providing for such NACCO Business Combination, at least a majority of the members of the Board of Directors of NACCO were Incumbent Directors.

III.  Definitions. The following terms as used herein shall be defined as follow:

1.	‘‘Incumbent Directors” means the individuals who, as of December 31, 2009, are Directors of NACCO and any individual becoming a Director subsequent to such date whose election, nomination for election by NACCO’s stockholders, or appointment, was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of NACCO in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board of Directors of NACCO occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of NACCO.

2.	‘‘Permitted Holders” shall mean, collectively, (i) the parties to the Stockholders’ Agreement, dated as of March 15, 1990, as amended from time to time, by and among National City Bank, (Cleveland, Ohio), as depository, the Participating Stockholders (as defined therein) and NACCO; provided, however, that for purposes of this definition only, the definition of Participating Stockholders contained in the Stockholders’ Agreement shall be such definition in effect of the date of the Change in Control, (ii) any direct or indirect subsidiary of NACCO and (iii) any employee benefit plan (or related trust) sponsored or maintained by NACCO or any direct or indirect subsidiary of NACCO.

3.	‘‘Related Company” means The North American Coal Corporation and its successors (“NA Coal”), any direct or indirect subsidiary of NA Coal and any entity that directly or indirectly controls NA Coal.

FORM OF PROXY CARD

Admission Ticket

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on May 11, 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/NC • Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 7.

1.	Election of Directors:	01 - Owsley Brown II	02 - Dennis W. LaBarre	03 - Richard de J. Osborne	+
		04 - Alfred M. Rankin, Jr.	05 - Michael E. Shannon	06 - Britton T. Taplin
		07 - David F. Taplin	08 - John F. Turben	09 - Eugene Wong

☐	Mark here to vote FOR all nominees
☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05	06	07	08	09
☐	Mark here to vote FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code and Section 303A.08 of the New York Stock Exchange’s listing standards, the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective February 1, 2010).	☐	☐	☐	3.	Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the NACCO Materials Handling Group Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010).	☐	☐	☐

4.	Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2010).	☐	☐	☐	5.	Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective January 1, 2010).	☐	☐	☐

6.	Proposal to approve, for purposes of Section 162(m) of the Internal Revenue Code, The North American Coal Corporation Annual Incentive Compensation Plan (Effective January 1, 2010).	☐	☐	☐	7.	Proposal to confirm the appointment of the independent registered public accounting firm of the Company for the current fiscal year.	☐	☐	☐
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

2010 Annual Meeting Admission Ticket
2010 Annual Meeting of
NACCO Industries, Inc. Stockholders
May 12, 2010, 9:00 a.m. Local Time
NACCO Industries, Inc.
5875 Landerbrook Dr., Cleveland, OH 44124
Upon arrival, please present this admission ticket
and photo identification at the registration desk.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 12, 2010
The 2010 Proxy Statement and 2009 Annual Report are available, free of charge, at http://www.nacco.com by clicking on the “2010 Annual Meeting Materials” link and then clicking on either the “2010 Proxy Statement” link or the “2009 Annual Report” link, as appropriate.
If you wish to attend the meeting and vote in person, you may do so.
          The Company’s Annual Report for the year ended December 31, 2009 is being mailed to stockholders concurrently with the 2010 Proxy Statement. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be part of the proxy soliciting material.
          If you do not expect to be present at the Annual Meeting, please promptly fill out, sign, date and mail the enclosed form of proxy or, in the alternative, vote your shares electronically either over the internet (www.investorvote.com/NC) or by touch-tone telephone (1-800-652-8683). If you hold shares of both Class A Common Stock and Class B Common Stock, you only have to complete the single enclosed form of proxy or vote once via the internet or telephone. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NACCO Industries, Inc.	+

Notice of 2010 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — May 12, 2010
Richard de J. Osbome, Alfred M. Rankin, Jr. and Michael E. Shannon, or any of them, each with the full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of NACCO Industries, Inc. to be held on May 12, 2010 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2 – 7.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)

B Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+